REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
General American Separate Account Eleven
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of General American Separate Account Eleven (the "Separate Account") of Metropolitan Tower Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2020, the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights in Note 7 for each of the five years in the period then ended for the Divisions, except for the Division included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Division and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the three years then ended, the changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Divisions Comprising the Separate Account	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTII Western Asset Management Strategic Bond Opportunities Division	For the years ended December 31, 2020, 2019, and 2018		For the years ended December 31, 2020, 2019, 2018, 2017 and the period from April 29, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 2000.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	BHFTI Brighthouse Asset Allocation 100 Division
Assets:
Investments at fair value	$4,380,784	$25,413,478	$14,238,906	$18,890
Due from Metropolitan Tower Life Insurance Company	—	—	—	—
Total Assets	4,380,784	25,413,478	14,238,906	18,890
Liabilities:
Accrued fees	68	16	22	—
Due to Metropolitan Tower Life Insurance Company	1	—	1	—
Total Liabilities	69	16	23	—
Net Assets	$4,380,715	$25,413,462	$14,238,883	$18,890

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Clarion Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Small Cap Growth Division	BHFTI Loomis Sayles Growth Division	BHFTI MFS® Research International Division
Assets:
Investments at fair value	$1,186,075	$5,273,738	$1,531,009	$991,152	$9,574,820
Due from Metropolitan Tower Life Insurance Company	—	1	—	—	—
Total Assets	1,186,075	5,273,739	1,531,009	991,152	9,574,820
Liabilities:
Accrued fees	51	90	50	57	22
Due to Metropolitan Tower Life Insurance Company	1	—	—	—	—
Total Liabilities	52	90	50	57	22
Net Assets	$1,186,023	$5,273,649	$1,530,959	$991,095	$9,574,798

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Division	BHFTI PIMCO Total Return Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI Victory Sycamore Mid Cap Value Division
Assets:
Investments at fair value	$12,045,119	$7,837,023	$1,853,141	$4,191,209	$3,780,580
Due from Metropolitan Tower Life Insurance Company	1	—	—	—	—
Total Assets	12,045,120	7,837,023	1,853,141	4,191,209	3,780,580
Liabilities:
Accrued fees	43	50	63	81	82
Due to Metropolitan Tower Life Insurance Company	—	1	1	—	1
Total Liabilities	43	51	64	81	83
Net Assets	$12,045,077	$7,836,972	$1,853,077	$4,191,128	$3,780,497

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division
Assets:
Investments at fair value	$3,064,418	$3,132,168	$4,810,057	$3,660,483	$121,294
Due from Metropolitan Tower Life Insurance Company	—	—	1	—	—
Total Assets	3,064,418	3,132,168	4,810,058	3,660,483	121,294
Liabilities:
Accrued fees	78	48	71	57	—
Due to Metropolitan Tower Life Insurance Company	—	1	—	1	—
Total Liabilities	78	49	71	58	—
Net Assets	$3,064,340	$3,132,119	$4,809,987	$3,660,425	$121,294

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/Artisan Mid Cap Value Division	BHFTII Brighthouse/ Wellington Balanced Division
Assets:
Investments at fair value	$341	$441,904	$1,250,366	$3,398,597	$12,276,180
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	341	441,904	1,250,366	3,398,597	12,276,180
Liabilities:
Accrued fees	—	—	—	61	31
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	61	31
Net Assets	$341	$441,904	$1,250,366	$3,398,536	$12,276,149

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Assets:
Investments at fair value	$6,454,781	$4,213,609	$46,125,039	$11,762,032	$2,496,226
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	6,454,781	4,213,609	46,125,039	11,762,032	2,496,226
Liabilities:
Accrued fees	54	48	34	39	63
Due to Metropolitan Tower Life Insurance Company	1	—	—	1	1
Total Liabilities	55	48	34	40	64
Net Assets	$6,454,726	$4,213,561	$46,125,005	$11,761,992	$2,496,162

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Assets:
Investments at fair value	$4,692,655	$3,787,769	$75,646,959	$2,474,444	$12,046,066
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	4,692,655	3,787,769	75,646,959	2,474,444	12,046,066
Liabilities:
Accrued fees	70	72	10	97	26
Due to Metropolitan Tower Life Insurance Company	—	1	1	—	—
Total Liabilities	70	73	11	97	26
Net Assets	$4,692,585	$3,787,696	$75,646,948	$2,474,347	$12,046,040

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII Van Eck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Assets:
Investments at fair value	$6,409,017	$7,793,800	$12,038,090	$740,581	$5,776,948
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	6,409,017	7,793,800	12,038,090	740,581	5,776,948
Liabilities:
Accrued fees	70	44	40	95	99
Due to Metropolitan Tower Life Insurance Company	1	—	—	1	—
Total Liabilities	71	44	40	96	99
Net Assets	$6,408,946	$7,793,756	$12,038,050	$740,485	$5,776,849

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Mid Cap Division	JPMorgan Insurance Trust Core Bond Division	JPMorgan Insurance Trust Small Cap Core Division
Assets:
Investments at fair value	$392,594	$14,191,765	$3,828,913	$984,263	$2,398,994
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	392,594	14,191,765	3,828,913	984,263	2,398,994
Liabilities:
Accrued fees	59	29	35	52	57
Due to Metropolitan Tower Life Insurance Company	—	1	—	—	—
Total Liabilities	59	30	35	52	57
Net Assets	$392,535	$14,191,735	$3,828,878	$984,211	$2,398,937

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2020

	Russell International Developed Markets Division	Russell Strategic Bond Division	Russell U.S. Small Cap Equity Division
Assets:
Investments at fair value	$1,441,314	$707,952	$1,863,801
Due from Metropolitan Tower Life Insurance Company	—	—	—
Total Assets	1,441,314	707,952	1,863,801
Liabilities:
Accrued fees	65	60	59
Due to Metropolitan Tower Life Insurance Company	—	—	1
Total Liabilities	65	60	60
Net Assets	$1,441,249	$707,892	$1,863,741

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division	VanEck VIP Emerging Markets Division
Assets:
Investments at fair value	$4,615,245	$2,647,654
Due from Metropolitan Tower Life Insurance Company	—	—
Total Assets	4,615,245	2,647,654
Liabilities:
Accrued fees	73	79
Due to Metropolitan Tower Life Insurance Company	—	2
Total Liabilities	73	81
Net Assets	$4,615,172	$2,647,573

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2020, 2019 and 2018

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$6,176	$6,434	$3,267	$65,818	$132,526	$81,749
Expenses:
Mortality and expense risk charges	14,853	15,214	16,343	81,719	72,919	82,051
Net investment income (loss)	(8,677)	(8,780)	(13,076)	(15,901)	59,607	(302)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	230,583	268,655	170,598	495,448	1,881,935	1,926,424
Realized gains (losses) on sale of investments	72,808	35,712	121,200	1,003,650	397,046	579,768
Net realized gains (losses)	303,391	304,367	291,798	1,499,098	2,278,981	2,506,192
Change in unrealized gains (losses) on investments	654,745	801,372	(761,360)	7,587,609	2,356,763	(2,506,314)
Net realized and changes in unrealized gains (losses) on investments	958,136	1,105,739	(469,562)	9,086,707	4,635,744	(122)
Net increase (decrease) in net assets resulting from operations	$949,459	$1,096,959	$(482,638)	$9,070,806	$4,695,351	$(424)

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2020	2019	2018
Investment Income:
Dividends	$173,310	$202,534	$166,142
Expenses:
Mortality and expense risk charges	43,176	43,461	44,419
Net investment income (loss)	130,134	159,073	121,723
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	333,735	1,210,603	805,032
Realized gains (losses) on sale of investments	144,648	155,001	266,877
Net realized gains (losses)	478,383	1,365,604	1,071,909
Change in unrealized gains (losses) on investments	1,068,302	1,195,060	(1,394,407)
Net realized and changes in unrealized gains (losses) on investments	1,546,685	2,560,664	(322,498)
Net increase (decrease) in net assets resulting from operations	$1,676,819	$2,719,737	$(200,775)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI Clarion Global Real Estate Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$438	$772	$609	$52,157	$59,823	$189,488
Expenses:
Mortality and expense risk charges	—	—	—	4,237	4,715	7,315
Net investment income (loss)	438	772	609	47,920	55,108	182,173
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,320	4,570	1,737	22,825	—	—
Realized gains (losses) on sale of investments	448	333	858	(356,676)	3,856	(6,013)
Net realized gains (losses)	3,768	4,903	2,595	(333,851)	3,856	(6,013)
Change in unrealized gains (losses) on investments	(782)	3,382	(7,159)	(212,262)	327,948	(395,827)
Net realized and changes in unrealized gains (losses) on investments	2,986	8,285	(4,564)	(546,113)	331,804	(401,840)
Net increase (decrease) in net assets resulting from operations	$3,424	$9,057	$(3,955)	$(498,193)	$386,912	$(219,667)

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2020	2019	2018
Investment Income:
Dividends	$143,985	$117,455	$149,339
Expenses:
Mortality and expense risk charges	19,016	21,906	31,108
Net investment income (loss)	124,969	95,549	118,231
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	111,901	369,449	313,757
Realized gains (losses) on sale of investments	(125,244)	(159,674)	(79,853)
Net realized gains (losses)	(13,343)	209,775	233,904
Change in unrealized gains (losses) on investments	195,415	763,299	(2,156,335)
Net realized and changes in unrealized gains (losses) on investments	182,072	973,074	(1,922,431)
Net increase (decrease) in net assets resulting from operations	$307,041	$1,068,623	$(1,804,200)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,004	$—	$—	$8,281	$9,641	$11,154
Expenses:
Mortality and expense risk charges	2,552	2,951	3,679	3,340	3,811	7,243
Net investment income (loss)	(1,548)	(2,951)	(3,679)	4,941	5,830	3,911
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	64,025	172,089	152,964	344,983	122,419	62,896
Realized gains (losses) on sale of investments	2,701	(48,814)	19,419	55,582	73,255	149,139
Net realized gains (losses)	66,726	123,275	172,383	400,565	195,674	212,035
Change in unrealized gains (losses) on investments	501,294	118,506	(260,596)	(131,068)	1,562	(303,958)
Net realized and changes in unrealized gains (losses) on investments	568,020	241,781	(88,213)	269,497	197,236	(91,923)
Net increase (decrease) in net assets resulting from operations	$566,472	$238,830	$(91,892)	$274,438	$203,066	$(88,012)

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2020	2019	2018
Investment Income:
Dividends	$206,264	$142,572	$187,091
Expenses:
Mortality and expense risk charges	51,278	51,267	54,073
Net investment income (loss)	154,986	91,305	133,018
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	285,130	409,624	—
Realized gains (losses) on sale of investments	95,668	59,230	211,442
Net realized gains (losses)	380,798	468,854	211,442
Change in unrealized gains (losses) on investments	433,049	1,604,845	(1,664,199)
Net realized and changes in unrealized gains (losses) on investments	813,847	2,073,699	(1,452,757)
Net increase (decrease) in net assets resulting from operations	$968,833	$2,165,004	$(1,319,739)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Total Return Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$—	$—	$—	$276,620	$203,157	$159,953
Expenses:
Mortality and expense risk charges	18,689	14,481	12,171	33,747	31,239	47,054
Net investment income (loss)	(18,689)	(14,481)	(12,171)	242,873	171,918	112,899
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	587,876	663,061	456,723	—	—	—
Realized gains (losses) on sale of investments	2,114,023	105,587	389,289	31,883	(84,565)	(209,204)
Net realized gains (losses)	2,701,899	768,648	846,012	31,883	(84,565)	(209,204)
Change in unrealized gains (losses) on investments	2,226,106	331,565	(753,600)	272,141	426,043	27,689
Net realized and changes in unrealized gains (losses) on investments	4,928,005	1,100,213	92,412	304,024	341,478	(181,515)
Net increase (decrease) in net assets resulting from operations	$4,909,316	$1,085,732	$80,241	$546,897	$513,396	$(68,616)

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division
	2020	2019	2018
Investment Income:
Dividends	$43,631	$46,795	$45,431
Expenses:
Mortality and expense risk charges	7,797	9,740	12,264
Net investment income (loss)	35,834	37,055	33,167
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	128,381	233,976	211,796
Realized gains (losses) on sale of investments	(58,691)	(12,574)	2,387
Net realized gains (losses)	69,690	221,402	214,183
Change in unrealized gains (losses) on investments	(87,725)	193,913	(454,127)
Net realized and changes in unrealized gains (losses) on investments	(18,035)	415,315	(239,944)
Net increase (decrease) in net assets resulting from operations	$17,799	$452,370	$(206,777)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$8,740	$9,224	$—	$57,846	$55,133	$30,748
Expenses:
Mortality and expense risk charges	15,898	16,633	14,675	14,822	16,232	17,528
Net investment income (loss)	(7,158)	(7,409)	(14,675)	43,024	38,901	13,220
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	352,400	561,197	543,363	204,637	135,053	666,204
Realized gains (losses) on sale of investments	(9,577)	16,496	151,332	(247,234)	(34,028)	261
Net realized gains (losses)	342,823	577,693	694,695	(42,597)	101,025	666,465
Change in unrealized gains (losses) on investments	484,995	354,100	(635,723)	199,258	925,076	(1,147,822)
Net realized and changes in unrealized gains (losses) on investments	827,818	931,793	58,972	156,661	1,026,101	(481,357)
Net increase (decrease) in net assets resulting from operations	$820,660	$924,384	$44,297	$199,685	$1,065,002	$(468,137)

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division
	2020	2019	2018
Investment Income:
Dividends	$51,883	$31,206	$26,327
Expenses:
Mortality and expense risk charges	8,898	8,214	7,863
Net investment income (loss)	42,985	22,992	18,464
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	152,584	137,526	—
Realized gains (losses) on sale of investments	38,155	30,533	25,066
Net realized gains (losses)	190,739	168,059	25,066
Change in unrealized gains (losses) on investments	372,331	462,034	(460,822)
Net realized and changes in unrealized gains (losses) on investments	563,070	630,093	(435,756)
Net increase (decrease) in net assets resulting from operations	$606,055	$653,085	$(417,292)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII BlackRock Bond Income Division			BHFTII BlackRock Capital Appreciation Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$108,329	$115,533	$113,083	$—	$10,659	$3,811
Expenses:
Mortality and expense risk charges	16,783	16,938	20,020	14,421	12,014	10,635
Net investment income (loss)	91,546	98,595	93,063	(14,421)	(1,355)	(6,824)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	484,063	810,533	403,897
Realized gains (losses) on sale of investments	16,011	(7,021)	(37,621)	1,907,373	39,643	211,804
Net realized gains (losses)	16,011	(7,021)	(37,621)	2,391,436	850,176	615,701
Change in unrealized gains (losses) on investments	126,130	182,559	(100,854)	196,477	341,504	(509,634)
Net realized and changes in unrealized gains (losses) on investments	142,141	175,538	(138,475)	2,587,913	1,191,680	106,067
Net increase (decrease) in net assets resulting from operations	$233,687	$274,133	$(45,412)	$2,573,492	$1,190,325	$99,243

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2020	2019	2018
Investment Income:
Dividends	$74,453	$69,422	$43,213
Expenses:
Mortality and expense risk charges	17,081	17,614	19,044
Net investment income (loss)	57,372	51,808	24,169
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	248
Realized gains (losses) on sale of investments	3,340	6,682	9,042
Net realized gains (losses)	3,340	6,682	9,290
Change in unrealized gains (losses) on investments	(61,622)	5,639	21,297
Net realized and changes in unrealized gains (losses) on investments	(58,282)	12,321	30,587
Net increase (decrease) in net assets resulting from operations	$(910)	$64,129	$54,756

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$3,438	$2,615	$2,566	$10	$8	$5,560
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	3,438	2,615	2,566	10	8	5,560
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,463	2,062	1,342	15	15	7,371
Realized gains (losses) on sale of investments	6	(43)	(101)	(14)	(24,380)	(719)
Net realized gains (losses)	2,469	2,019	1,241	1	(24,365)	6,652
Change in unrealized gains (losses) on investments	4,799	7,798	(6,376)	20	38,178	(22,657)
Net realized and changes in unrealized gains (losses) on investments	7,268	9,817	(5,135)	21	13,813	(16,005)
Net increase (decrease) in net assets resulting from operations	$10,706	$12,432	$(2,569)	$31	$13,821	$(10,445)

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division
	2020	2019	2018
Investment Income:
Dividends	$7,674	$5,025	$8,001
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	7,674	5,025	8,001
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	21,639	18,079	16,068
Realized gains (losses) on sale of investments	(209)	6,538	1,235
Net realized gains (losses)	21,430	24,617	17,303
Change in unrealized gains (losses) on investments	21,374	23,780	(45,138)
Net realized and changes in unrealized gains (losses) on investments	42,804	48,397	(27,835)
Net increase (decrease) in net assets resulting from operations	$50,478	$53,422	$(19,834)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse Asset Allocation 80 Division			BHFTII Brighthouse/Artisan Mid Cap Value Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$21,431	$18,949	$14,116	$27,428	$23,936	$23,934
Expenses:
Mortality and expense risk charges	—	—	—	10,350	11,701	12,751
Net investment income (loss)	21,431	18,949	14,116	17,078	12,235	11,183
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	96,519	94,747	40,134	60,168	366,857	202,104
Realized gains (losses) on sale of investments	259	5,656	5,245	(23,843)	7,759	142,359
Net realized gains (losses)	96,778	100,403	45,379	36,325	374,616	344,463
Change in unrealized gains (losses) on investments	64,470	84,571	(133,059)	161,172	270,167	(783,250)
Net realized and changes in unrealized gains (losses) on investments	161,248	184,974	(87,680)	197,497	644,783	(438,787)
Net increase (decrease) in net assets resulting from operations	$182,679	$203,923	$(73,564)	$214,575	$657,018	$(427,604)

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Balanced Division
	2020	2019	2018
Investment Income:
Dividends	$244,871	$217,875	$169,267
Expenses:
Mortality and expense risk charges	58,363	56,351	56,903
Net investment income (loss)	186,508	161,524	112,364
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	481,215	592,426	724,298
Realized gains (losses) on sale of investments	81,314	58,155	116,260
Net realized gains (losses)	562,529	650,581	840,558
Change in unrealized gains (losses) on investments	1,059,339	1,155,652	(1,351,878)
Net realized and changes in unrealized gains (losses) on investments	1,621,868	1,806,233	(511,320)
Net increase (decrease) in net assets resulting from operations	$1,808,376	$1,967,757	$(398,956)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$99,526	$123,577	$102,022	$—	$—	$—
Expenses:
Mortality and expense risk charges	21,898	22,791	22,783	21,798	21,203	21,171
Net investment income (loss)	77,628	100,786	79,239	(21,798)	(21,203)	(21,171)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	665,045	623,068	309,577	384,362	445,922	366,684
Realized gains (losses) on sale of investments	71,339	126,963	126,846	94,992	62,511	105,936
Net realized gains (losses)	736,384	750,031	436,423	479,354	508,433	472,620
Change in unrealized gains (losses) on investments	(307,399)	1,239,288	(681,446)	553,098	436,175	(634,968)
Net realized and changes in unrealized gains (losses) on investments	428,985	1,989,319	(245,023)	1,032,452	944,608	(162,348)
Net increase (decrease) in net assets resulting from operations	$506,613	$2,090,105	$(165,784)	$1,010,654	$923,405	$(183,519)

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division
	2020	2019	2018
Investment Income:
Dividends	$84,158	$136,144	$103,532
Expenses:
Mortality and expense risk charges	251,477	203,810	203,890
Net investment income (loss)	(167,319)	(67,666)	(100,358)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,166,825	4,453,870	4,390,396
Realized gains (losses) on sale of investments	3,527,786	451,091	1,203,998
Net realized gains (losses)	7,694,611	4,904,961	5,594,394
Change in unrealized gains (losses) on investments	10,062,369	3,549,993	(5,698,850)
Net realized and changes in unrealized gains (losses) on investments	17,756,980	8,454,954	(104,456)
Net increase (decrease) in net assets resulting from operations	$17,589,661	$8,387,288	$(204,814)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$311,773	$333,068	$398,680	$29,450	$32,535	$31,330
Expenses:
Mortality and expense risk charges	73,025	69,455	81,595	8,567	10,276	11,024
Net investment income (loss)	238,748	263,613	317,085	20,883	22,259	20,306
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	133,020	226,627	205,046
Realized gains (losses) on sale of investments	81,574	(52,053)	(141,561)	(485,894)	10,271	218,120
Net realized gains (losses)	81,574	(52,053)	(141,561)	(352,874)	236,898	423,166
Change in unrealized gains (losses) on investments	344,127	577,582	(305,319)	371,291	270,821	(726,984)
Net realized and changes in unrealized gains (losses) on investments	425,701	525,529	(446,880)	18,417	507,719	(303,818)
Net increase (decrease) in net assets resulting from operations	$664,449	$789,142	$(129,795)	$39,300	$529,978	$(283,512)

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2020	2019	2018
Investment Income:
Dividends	$133,094	$125,220	$140,995
Expenses:
Mortality and expense risk charges	20,840	24,111	25,212
Net investment income (loss)	112,254	101,109	115,783
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	21,750	33,871	—
Realized gains (losses) on sale of investments	63,038	81,804	51,807
Net realized gains (losses)	84,788	115,675	51,807
Change in unrealized gains (losses) on investments	149,493	669,274	(863,667)
Net realized and changes in unrealized gains (losses) on investments	234,281	784,949	(811,860)
Net increase (decrease) in net assets resulting from operations	$346,535	$886,058	$(696,077)
The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$40,961	$39,556	$37,889	$1,152,518	$1,288,485	$1,072,673
Expenses:
Mortality and expense risk charges	12,657	15,095	15,073	354,156	351,814	357,060
Net investment income (loss)	28,304	24,461	22,816	798,362	936,671	715,613
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	172,071	317,087	227,784	3,839,139	4,491,511	3,351,285
Realized gains (losses) on sale of investments	(70,716)	118,600	107,325	5,336,185	2,125,801	1,938,176
Net realized gains (losses)	101,355	435,687	335,109	9,175,324	6,617,312	5,289,461
Change in unrealized gains (losses) on investments	443,284	277,885	(720,784)	878,103	8,282,214	(8,826,009)
Net realized and changes in unrealized gains (losses) on investments	544,639	713,572	(385,675)	10,053,427	14,899,526	(3,536,548)
Net increase (decrease) in net assets resulting from operations	$572,943	$738,033	$(362,859)	$10,851,789	$15,836,197	$(2,820,935)

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2020	2019	2018
Investment Income:
Dividends	$59,160	$62,205	$61,885
Expenses:
Mortality and expense risk charges	11,949	12,916	13,838
Net investment income (loss)	47,211	49,289	48,047
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	101,223	103,338	163,384
Realized gains (losses) on sale of investments	49,440	24,843	66,779
Net realized gains (losses)	150,663	128,181	230,163
Change in unrealized gains (losses) on investments	8,933	285,271	(432,600)
Net realized and changes in unrealized gains (losses) on investments	159,596	413,452	(202,437)
Net increase (decrease) in net assets resulting from operations	$206,807	$462,741	$(154,390)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$220,085	$227,991	$191,762	$9,761	$13,947	$28,837
Expenses:
Mortality and expense risk charges	70,065	76,440	68,335	23,897	24,393	41,019
Net investment income (loss)	150,020	151,551	123,427	(14,136)	(10,446)	(12,182)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	693,600	782,844	805,241	386,759	804,368	1,006,131
Realized gains (losses) on sale of investments	(207,403)	(13,511)	62,087	74,488	252,444	1,121,571
Net realized gains (losses)	486,197	769,333	867,328	461,247	1,056,812	2,127,702
Change in unrealized gains (losses) on investments	(325,735)	2,044,934	(2,042,189)	879,954	442,491	(2,265,069)
Net realized and changes in unrealized gains (losses) on investments	160,462	2,814,267	(1,174,861)	1,341,201	1,499,303	(137,367)
Net increase (decrease) in net assets resulting from operations	$310,482	$2,965,818	$(1,051,434)	$1,327,065	$1,488,857	$(149,549)

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2020	2019	2018
Investment Income:
Dividends	$15,195	$26,498	$35,053
Expenses:
Mortality and expense risk charges	31,966	31,775	29,750
Net investment income (loss)	(16,771)	(5,277)	5,303
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	506,066	938,494	1,494,070
Realized gains (losses) on sale of investments	55,951	15,725	468,572
Net realized gains (losses)	562,017	954,219	1,962,642
Change in unrealized gains (losses) on investments	1,561,715	657,827	(1,684,100)
Net realized and changes in unrealized gains (losses) on investments	2,123,732	1,612,046	278,542
Net increase (decrease) in net assets resulting from operations	$2,106,961	$1,606,769	$283,845

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Van Eck Global Natural Resources Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$21,030	$5,339	$9,794	$23,891	$16,415	$5,919
Expenses:
Mortality and expense risk charges	59,981	63,995	51,897	10,101	15,734	20,525
Net investment income (loss)	(38,951)	(58,656)	(42,103)	13,790	681	(14,606)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,054,060	1,533,081	673,541	—	—	—
Realized gains (losses) on sale of investments	(29,720)	200,085	143,162	(1,182,734)	(217,792)	(232,327)
Net realized gains (losses)	1,024,340	1,733,166	816,703	(1,182,734)	(217,792)	(232,327)
Change in unrealized gains (losses) on investments	1,323,896	1,339,620	(1,889,148)	1,022,116	478,006	(752,467)
Net realized and changes in unrealized gains (losses) on investments	2,348,236	3,072,786	(1,072,445)	(160,618)	260,214	(984,794)
Net increase (decrease) in net assets resulting from operations	$2,309,285	$3,014,130	$(1,114,548)	$(146,828)	$260,895	$(999,400)

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2020	2019	2018
Investment Income:
Dividends	$328,844	$271,828	$361,550
Expenses:
Mortality and expense risk charges	28,355	29,912	36,496
Net investment income (loss)	300,489	241,916	325,054
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	12,575	(4,942)	(30,210)
Net realized gains (losses)	12,575	(4,942)	(30,210)
Change in unrealized gains (losses) on investments	28,164	484,170	(599,254)
Net realized and changes in unrealized gains (losses) on investments	40,739	479,228	(629,464)
Net increase (decrease) in net assets resulting from operations	$341,228	$721,144	$(304,410)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Western Asset Management U.S. Government Division			Fidelity® VIP Equity-Income Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$11,160	$10,607	$9,930	$230,644	$262,909	$325,104
Expenses:
Mortality and expense risk charges	1,751	1,737	2,048	79,142	85,688	94,019
Net investment income (loss)	9,409	8,870	7,882	151,502	177,221	231,085
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	585,890	859,555	687,072
Realized gains (losses) on sale of investments	3,701	(746)	(14,875)	(27,386)	22,535	25,297
Net realized gains (losses)	3,701	(746)	(14,875)	558,504	882,090	712,369
Change in unrealized gains (losses) on investments	5,043	12,678	6,510	25,919	2,063,231	(2,231,770)
Net realized and changes in unrealized gains (losses) on investments	8,744	11,932	(8,365)	584,423	2,945,321	(1,519,401)
Net increase (decrease) in net assets resulting from operations	$18,153	$20,802	$(483)	$735,925	$3,122,542	$(1,288,316)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2020	2019	2018
Investment Income:
Dividends	$21,159	$32,751	$28,160
Expenses:
Mortality and expense risk charges	18,151	21,815	25,810
Net investment income (loss)	3,008	10,936	2,350
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	432,271	391,053
Realized gains (losses) on sale of investments	29,453	6,324	96,560
Net realized gains (losses)	29,453	438,595	487,613
Change in unrealized gains (losses) on investments	544,507	336,820	(1,110,460)
Net realized and changes in unrealized gains (losses) on investments	573,960	775,415	(622,847)
Net increase (decrease) in net assets resulting from operations	$576,968	$786,351	$(620,497)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	JPMorgan Insurance Trust Core Bond Division			JPMorgan Insurance Trust Small Cap Core Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$18,327	$19,396	$17,333	$18,298	$8,764	$14,305
Expenses:
Mortality and expense risk charges	4,201	3,994	3,753	8,970	11,015	12,305
Net investment income (loss)	14,126	15,402	13,580	9,328	(2,251)	2,000
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,181	120,507	253,164	245,446
Realized gains (losses) on sale of investments	2,804	(4,322)	(3,284)	3,611	27,290	384,345
Net realized gains (losses)	2,804	(4,322)	(2,103)	124,118	280,454	629,791
Change in unrealized gains (losses) on investments	47,668	45,205	(15,387)	143,689	192,303	(849,289)
Net realized and changes in unrealized gains (losses) on investments	50,472	40,883	(17,490)	267,807	472,757	(219,498)
Net increase (decrease) in net assets resulting from operations	$64,598	$56,285	$(3,910)	$277,135	$470,506	$(217,498)

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Division
	2020	2019	2018
Investment Income:
Dividends	$15,238	$33,166	$23,374
Expenses:
Mortality and expense risk charges	6,317	6,830	7,855
Net investment income (loss)	8,921	26,336	15,519
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	106,984
Realized gains (losses) on sale of investments	888	3,073	41,970
Net realized gains (losses)	888	3,073	148,954
Change in unrealized gains (losses) on investments	60,048	186,494	(374,629)
Net realized and changes in unrealized gains (losses) on investments	60,936	189,567	(225,675)
Net increase (decrease) in net assets resulting from operations	$69,857	$215,903	$(210,156)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Russell Strategic Bond Division			Russell U.S. Small Cap Equity Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$12,295	$18,955	$16,431	$855	$9,044	$8,131
Expenses:
Mortality and expense risk charges	3,625	3,935	4,515	7,965	8,736	10,001
Net investment income (loss)	8,670	15,020	11,916	(7,110)	308	(1,870)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	21,831	8,783	—	36,604	25,008	280,576
Realized gains (losses) on sale of investments	2,227	379	(9,369)	(4,090)	419	35,352
Net realized gains (losses)	24,058	9,162	(9,369)	32,514	25,427	315,928
Change in unrealized gains (losses) on investments	16,975	32,575	(16,222)	181,811	289,002	(506,445)
Net realized and changes in unrealized gains (losses) on investments	41,033	41,737	(25,591)	214,325	314,429	(190,517)
Net increase (decrease) in net assets resulting from operations	$49,703	$56,757	$(13,675)	$207,215	$314,737	$(192,387)

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division
	2020	2019	2018
Investment Income:
Dividends	$17,852	$40,514	$44,774
Expenses:
Mortality and expense risk charges	21,458	21,344	22,917
Net investment income (loss)	(3,606)	19,170	21,857
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	35,277	205,734	703,968
Realized gains (losses) on sale of investments	45,909	15,097	100,147
Net realized gains (losses)	81,186	220,831	804,115
Change in unrealized gains (losses) on investments	814,453	712,009	(1,185,227)
Net realized and changes in unrealized gains (losses) on investments	895,639	932,840	(381,112)
Net increase (decrease) in net assets resulting from operations	$892,033	$952,010	$(359,255)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2020, 2019 and 2018

	VanEck VIP Emerging Markets Division
	2020	2019	2018
Investment Income:
Dividends	$45,456	$14,188	$13,298
Expenses:
Mortality and expense risk charges	11,330	13,362	15,579
Net investment income (loss)	34,126	826	(2,281)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	68,274	70,326	—
Realized gains (losses) on sale of investments	3,307	114,023	121,091
Net realized gains (losses)	71,581	184,349	121,091
Change in unrealized gains (losses) on investments	100,701	731,169	(1,267,399)
Net realized and changes in unrealized gains (losses) on investments	172,282	915,518	(1,146,308)
Net increase (decrease) in net assets resulting from operations	$206,408	$916,344	$(1,148,589)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2020, 2019 and 2018

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,677)	$(8,780)	$(13,076)	$(15,901)	$59,607	$(302)
Net realized gains (losses)	303,391	304,367	291,798	1,499,098	2,278,981	2,506,192
Change in unrealized gains (losses) on investments	654,745	801,372	(761,360)	7,587,609	2,356,763	(2,506,314)
Net increase (decrease) in net assets resulting from operations	949,459	1,096,959	(482,638)	9,070,806	4,695,351	(424)
Policy Transactions:
Premium payments received from Policy owners	132,069	157,373	148,542	596,422	627,259	672,281
Net transfers (including fixed account)	(495,429)	(280,080)	599,256	(1,577,626)	(599,187)	(574,386)
Policy charges	(146,735)	(164,354)	(152,612)	(741,100)	(654,546)	(690,976)
Transfers for Policy benefits and terminations	(387,521)	(190,115)	(205,755)	(1,121,641)	(943,853)	(1,997,452)
Net increase (decrease) in net assets resulting from Policy transactions	(897,616)	(477,176)	389,431	(2,843,945)	(1,570,327)	(2,590,533)
Net increase (decrease) in net assets	51,843	619,783	(93,207)	6,226,861	3,125,024	(2,590,957)
Net Assets:
Beginning of year	4,328,872	3,709,089	3,802,296	19,186,601	16,061,577	18,652,534
End of year	$4,380,715	$4,328,872	$3,709,089	$25,413,462	$19,186,601	$16,061,577

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$130,134	$159,073	$121,723
Net realized gains (losses)	478,383	1,365,604	1,071,909
Change in unrealized gains (losses) on investments	1,068,302	1,195,060	(1,394,407)
Net increase (decrease) in net assets resulting from operations	1,676,819	2,719,737	(200,775)
Policy Transactions:
Premium payments received from Policy owners	476,078	482,616	495,965
Net transfers (including fixed account)	109,985	(190,772)	(101,885)
Policy charges	(421,853)	(418,854)	(418,154)
Transfers for Policy benefits and terminations	(584,100)	(435,988)	(660,268)
Net increase (decrease) in net assets resulting from Policy transactions	(419,890)	(562,998)	(684,342)
Net increase (decrease) in net assets	1,256,929	2,156,739	(885,117)
Net Assets:
Beginning of year	12,981,954	10,825,215	11,710,332
End of year	$14,238,883	$12,981,954	$10,825,215

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI Clarion Global Real Estate Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$438	$772	$609	$47,920	$55,108	$182,173
Net realized gains (losses)	3,768	4,903	2,595	(333,851)	3,856	(6,013)
Change in unrealized gains (losses) on investments	(782)	3,382	(7,159)	(212,262)	327,948	(395,827)
Net increase (decrease) in net assets resulting from operations	3,424	9,057	(3,955)	(498,193)	386,912	(219,667)
Policy Transactions:
Premium payments received from Policy owners	—	—	136	31,701	41,277	55,909
Net transfers (including fixed account)	(98)	(3,812)	(4,905)	(516,106)	359,761	(629,414)
Policy charges	(1,153)	(1,386)	(1,331)	(46,573)	(65,889)	(99,853)
Transfers for Policy benefits and terminations	(16,384)	(8,933)	—	(7,695)	(90,600)	(519,632)
Net increase (decrease) in net assets resulting from Policy transactions	(17,635)	(14,131)	(6,100)	(538,673)	244,549	(1,192,990)
Net increase (decrease) in net assets	(14,211)	(5,074)	(10,055)	(1,036,866)	631,461	(1,412,657)
Net Assets:
Beginning of year	33,101	38,175	48,230	2,222,889	1,591,428	3,004,085
End of year	$18,890	$33,101	$38,175	$1,186,023	$2,222,889	$1,591,428

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$124,969	$95,549	$118,231
Net realized gains (losses)	(13,343)	209,775	233,904
Change in unrealized gains (losses) on investments	195,415	763,299	(2,156,335)
Net increase (decrease) in net assets resulting from operations	307,041	1,068,623	(1,804,200)
Policy Transactions:
Premium payments received from Policy owners	164,681	182,957	202,859
Net transfers (including fixed account)	176,925	(169,631)	(254,807)
Policy charges	(166,500)	(194,623)	(279,099)
Transfers for Policy benefits and terminations	(246,828)	(176,940)	(1,480,170)
Net increase (decrease) in net assets resulting from Policy transactions	(71,722)	(358,237)	(1,811,217)
Net increase (decrease) in net assets	235,319	710,386	(3,615,417)
Net Assets:
Beginning of year	5,038,330	4,327,944	7,943,361
End of year	$5,273,649	$5,038,330	$4,327,944

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,548)	$(2,951)	$(3,679)	$4,941	$5,830	$3,911
Net realized gains (losses)	66,726	123,275	172,383	400,565	195,674	212,035
Change in unrealized gains (losses) on investments	501,294	118,506	(260,596)	(131,068)	1,562	(303,958)
Net increase (decrease) in net assets resulting from operations	566,472	238,830	(91,892)	274,438	203,066	(88,012)
Policy Transactions:
Premium payments received from Policy owners	30,777	31,047	40,535	40,685	43,027	71,138
Net transfers (including fixed account)	(31,339)	(156,048)	91,124	(279,694)	19,912	(379,651)
Policy charges	(29,611)	(30,165)	(39,471)	(53,665)	(50,756)	(74,507)
Transfers for Policy benefits and terminations	(22,792)	(83,694)	(203,356)	(37,677)	(155,320)	(665)
Net increase (decrease) in net assets resulting from Policy transactions	(52,965)	(238,860)	(111,168)	(330,351)	(143,137)	(383,685)
Net increase (decrease) in net assets	513,507	(30)	(203,060)	(55,913)	59,929	(471,697)
Net Assets:
Beginning of year	1,017,452	1,017,482	1,220,542	1,047,008	987,079	1,458,776
End of year	$1,530,959	$1,017,452	$1,017,482	$991,095	$1,047,008	$987,079

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$154,986	$91,305	$133,018
Net realized gains (losses)	380,798	468,854	211,442
Change in unrealized gains (losses) on investments	433,049	1,604,845	(1,664,199)
Net increase (decrease) in net assets resulting from operations	968,833	2,165,004	(1,319,739)
Policy Transactions:
Premium payments received from Policy owners	406,094	418,526	459,377
Net transfers (including fixed account)	(397,011)	(112,076)	398,673
Policy charges	(408,514)	(448,446)	(441,188)
Transfers for Policy benefits and terminations	(520,622)	(429,988)	(418,088)
Net increase (decrease) in net assets resulting from Policy transactions	(920,053)	(571,984)	(1,226)
Net increase (decrease) in net assets	48,780	1,593,020	(1,320,965)
Net Assets:
Beginning of year	9,526,018	7,932,998	9,253,963
End of year	$9,574,798	$9,526,018	$7,932,998

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Total Return Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(18,689)	$(14,481)	$(12,171)	$242,873	$171,918	$112,899
Net realized gains (losses)	2,701,899	768,648	846,012	31,883	(84,565)	(209,204)
Change in unrealized gains (losses) on investments	2,226,106	331,565	(753,600)	272,141	426,043	27,689
Net increase (decrease) in net assets resulting from operations	4,909,316	1,085,732	80,241	546,897	513,396	(68,616)
Policy Transactions:
Premium payments received from Policy owners	73,852	83,383	122,429	290,763	311,562	337,309
Net transfers (including fixed account)	4,266,121	(309,788)	549,316	1,068,030	(49,667)	(231,643)
Policy charges	(147,173)	(121,582)	(100,710)	(323,131)	(311,766)	(426,126)
Transfers for Policy benefits and terminations	(400,300)	(62,215)	(88,759)	(373,777)	(489,094)	(3,416,619)
Net increase (decrease) in net assets resulting from Policy transactions	3,792,500	(410,202)	482,276	661,885	(538,965)	(3,737,079)
Net increase (decrease) in net assets	8,701,816	675,530	562,517	1,208,782	(25,569)	(3,805,695)
Net Assets:
Beginning of year	3,343,261	2,667,731	2,105,214	6,628,190	6,653,759	10,459,454
End of year	$12,045,077	$3,343,261	$2,667,731	$7,836,972	$6,628,190	$6,653,759

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$35,834	$37,055	$33,167
Net realized gains (losses)	69,690	221,402	214,183
Change in unrealized gains (losses) on investments	(87,725)	193,913	(454,127)
Net increase (decrease) in net assets resulting from operations	17,799	452,370	(206,777)
Policy Transactions:
Premium payments received from Policy owners	137,929	141,839	166,498
Net transfers (including fixed account)	(171,600)	42,495	(192,417)
Policy charges	(160,301)	(176,719)	(193,401)
Transfers for Policy benefits and terminations	(112,288)	(121,969)	(82,333)
Net increase (decrease) in net assets resulting from Policy transactions	(306,260)	(114,354)	(301,653)
Net increase (decrease) in net assets	(288,461)	338,016	(508,430)
Net Assets:
Beginning of year	2,141,538	1,803,522	2,311,952
End of year	$1,853,077	$2,141,538	$1,803,522

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,158)	$(7,409)	$(14,675)	$43,024	$38,901	$13,220
Net realized gains (losses)	342,823	577,693	694,695	(42,597)	101,025	666,465
Change in unrealized gains (losses) on investments	484,995	354,100	(635,723)	199,258	925,076	(1,147,822)
Net increase (decrease) in net assets resulting from operations	820,660	924,384	44,297	199,685	1,065,002	(468,137)
Policy Transactions:
Premium payments received from Policy owners	105,826	128,421	106,238	138,241	139,130	181,054
Net transfers (including fixed account)	33,670	(266,719)	127,150	(318,215)	(490,519)	763,681
Policy charges	(139,008)	(142,066)	(126,799)	(164,498)	(186,776)	(175,562)
Transfers for Policy benefits and terminations	(104,670)	(201,123)	(286,117)	(303,172)	(275,488)	(237,281)
Net increase (decrease) in net assets resulting from Policy transactions	(104,182)	(481,487)	(179,528)	(647,644)	(813,653)	531,892
Net increase (decrease) in net assets	716,478	442,897	(135,231)	(447,959)	251,349	63,755
Net Assets:
Beginning of year	3,474,650	3,031,753	3,166,984	4,228,456	3,977,107	3,913,352
End of year	$4,191,128	$3,474,650	$3,031,753	$3,780,497	$4,228,456	$3,977,107

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$42,985	$22,992	$18,464
Net realized gains (losses)	190,739	168,059	25,066
Change in unrealized gains (losses) on investments	372,331	462,034	(460,822)
Net increase (decrease) in net assets resulting from operations	606,055	653,085	(417,292)
Policy Transactions:
Premium payments received from Policy owners	119,201	114,482	127,753
Net transfers (including fixed account)	(92,928)	23,506	205,692
Policy charges	(94,965)	(91,093)	(87,030)
Transfers for Policy benefits and terminations	(86,970)	(121,240)	(69,145)
Net increase (decrease) in net assets resulting from Policy transactions	(155,662)	(74,345)	177,270
Net increase (decrease) in net assets	450,393	578,740	(240,022)
Net Assets:
Beginning of year	2,613,947	2,035,207	2,275,229
End of year	$3,064,340	$2,613,947	$2,035,207

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII BlackRock Bond Income Division			BHFTII BlackRock Capital Appreciation Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$91,546	$98,595	$93,063	$(14,421)	$(1,355)	$(6,824)
Net realized gains (losses)	16,011	(7,021)	(37,621)	2,391,436	850,176	615,701
Change in unrealized gains (losses) on investments	126,130	182,559	(100,854)	196,477	341,504	(509,634)
Net increase (decrease) in net assets resulting from operations	233,687	274,133	(45,412)	2,573,492	1,190,325	99,243
Policy Transactions:
Premium payments received from Policy owners	75,811	74,481	91,755	152,737	157,651	139,419
Net transfers (including fixed account)	21,914	(259,104)	(83,428)	(2,961,002)	1,622,546	(186,858)
Policy charges	(133,588)	(174,399)	(204,633)	(202,937)	(196,772)	(142,349)
Transfers for Policy benefits and terminations	(39,418)	(121,021)	(670,748)	(276,403)	(79,368)	(159,916)
Net increase (decrease) in net assets resulting from Policy transactions	(75,281)	(480,043)	(867,054)	(3,287,605)	1,504,057	(349,704)
Net increase (decrease) in net assets	158,406	(205,910)	(912,466)	(714,113)	2,694,382	(250,461)
Net Assets:
Beginning of year	2,973,713	3,179,623	4,092,089	5,524,100	2,829,718	3,080,179
End of year	$3,132,119	$2,973,713	$3,179,623	$4,809,987	$5,524,100	$2,829,718

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$57,372	$51,808	$24,169
Net realized gains (losses)	3,340	6,682	9,290
Change in unrealized gains (losses) on investments	(61,622)	5,639	21,297
Net increase (decrease) in net assets resulting from operations	(910)	64,129	54,756
Policy Transactions:
Premium payments received from Policy owners	314,064	358,059	412,825
Net transfers (including fixed account)	199,998	(126,545)	(115,965)
Policy charges	(346,689)	(329,216)	(332,717)
Transfers for Policy benefits and terminations	(306,762)	(49,553)	(632,309)
Net increase (decrease) in net assets resulting from Policy transactions	(139,389)	(147,255)	(668,166)
Net increase (decrease) in net assets	(140,299)	(83,126)	(613,410)
Net Assets:
Beginning of year	3,800,724	3,883,850	4,497,260
End of year	$3,660,425	$3,800,724	$3,883,850

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,438	$2,615	$2,566	$10	$8	$5,560
Net realized gains (losses)	2,469	2,019	1,241	1	(24,365)	6,652
Change in unrealized gains (losses) on investments	4,799	7,798	(6,376)	20	38,178	(22,657)
Net increase (decrease) in net assets resulting from operations	10,706	12,432	(2,569)	31	13,821	(10,445)
Policy Transactions:
Premium payments received from Policy owners	1,222	1,222	1,222	278	278	278
Net transfers (including fixed account)	—	—	—	1	—	1
Policy charges	(4,078)	(3,851)	(3,424)	(284)	(1,661)	(7,725)
Transfers for Policy benefits and terminations	(1)	—	(1)	—	(246,498)	—
Net increase (decrease) in net assets resulting from Policy transactions	(2,857)	(2,629)	(2,203)	(5)	(247,881)	(7,446)
Net increase (decrease) in net assets	7,849	9,803	(4,772)	26	(234,060)	(17,891)
Net Assets:
Beginning of year	113,445	103,642	108,414	315	234,375	252,266
End of year	$121,294	$113,445	$103,642	$341	$315	$234,375
The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,674	$5,025	$8,001
Net realized gains (losses)	21,430	24,617	17,303
Change in unrealized gains (losses) on investments	21,374	23,780	(45,138)
Net increase (decrease) in net assets resulting from operations	50,478	53,422	(19,834)
Policy Transactions:
Premium payments received from Policy owners	17,138	18,762	34,582
Net transfers (including fixed account)	74,867	44,425	—
Policy charges	(8,607)	(7,592)	(8,486)
Transfers for Policy benefits and terminations	—	(97,879)	(122,851)
Net increase (decrease) in net assets resulting from Policy transactions	83,398	(42,284)	(96,755)
Net increase (decrease) in net assets	133,876	11,138	(116,589)
Net Assets:
Beginning of year	308,028	296,890	413,479
End of year	$441,904	$308,028	$296,890

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse Asset Allocation 80 Division			BHFTII Brighthouse/Artisan Mid Cap Value Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21,431	$18,949	$14,116	$17,078	$12,235	$11,183
Net realized gains (losses)	96,778	100,403	45,379	36,325	374,616	344,463
Change in unrealized gains (losses) on investments	64,470	84,571	(133,059)	161,172	270,167	(783,250)
Net increase (decrease) in net assets resulting from operations	182,679	203,923	(73,564)	214,575	657,018	(427,604)
Policy Transactions:
Premium payments received from Policy owners	39,304	59,086	59,615	144,871	150,798	161,878
Net transfers (including fixed account)	—	—	—	17,551	(150,968)	(109,174)
Policy charges	(27,067)	(24,669)	(22,921)	(132,328)	(147,519)	(157,355)
Transfers for Policy benefits and terminations	(15)	(38,938)	(19,200)	(97,967)	(175,642)	(101,593)
Net increase (decrease) in net assets resulting from Policy transactions	12,222	(4,521)	17,494	(67,873)	(323,331)	(206,244)
Net increase (decrease) in net assets	194,901	199,402	(56,070)	146,702	333,687	(633,848)
Net Assets:
Beginning of year	1,055,465	856,063	912,133	3,251,834	2,918,147	3,551,995
End of year	$1,250,366	$1,055,465	$856,063	$3,398,536	$3,251,834	$2,918,147

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Balanced Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$186,508	$161,524	$112,364
Net realized gains (losses)	562,529	650,581	840,558
Change in unrealized gains (losses) on investments	1,059,339	1,155,652	(1,351,878)
Net increase (decrease) in net assets resulting from operations	1,808,376	1,967,757	(398,956)
Policy Transactions:
Premium payments received from Policy owners	283,307	388,975	390,873
Net transfers (including fixed account)	(99,202)	285,269	54,390
Policy charges	(401,259)	(408,010)	(414,127)
Transfers for Policy benefits and terminations	(301,127)	(176,834)	(823,318)
Net increase (decrease) in net assets resulting from Policy transactions	(518,281)	89,400	(792,182)
Net increase (decrease) in net assets	1,290,095	2,057,157	(1,191,138)
Net Assets:
Beginning of year	10,986,054	8,928,897	10,120,035
End of year	$12,276,149	$10,986,054	$8,928,897

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$77,628	$100,786	$79,239	$(21,798)	$(21,203)	$(21,171)
Net realized gains (losses)	736,384	750,031	436,423	479,354	508,433	472,620
Change in unrealized gains (losses) on investments	(307,399)	1,239,288	(681,446)	553,098	436,175	(634,968)
Net increase (decrease) in net assets resulting from operations	506,613	2,090,105	(165,784)	1,010,654	923,405	(183,519)
Policy Transactions:
Premium payments received from Policy owners	216,389	232,261	240,275	184,803	181,032	188,023
Net transfers (including fixed account)	(1,563,977)	(1,428,258)	2,376,210	(136,323)	15,594	(50,476)
Policy charges	(248,111)	(290,530)	(259,201)	(211,074)	(210,737)	(202,711)
Transfers for Policy benefits and terminations	(480,242)	(309,131)	(447,390)	(270,935)	(171,001)	(210,487)
Net increase (decrease) in net assets resulting from Policy transactions	(2,075,941)	(1,795,658)	1,909,894	(433,529)	(185,112)	(275,651)
Net increase (decrease) in net assets	(1,569,328)	294,447	1,744,110	577,125	738,293	(459,170)
Net Assets:
Beginning of year	8,024,054	7,729,607	5,985,497	3,636,436	2,898,143	3,357,313
End of year	$6,454,726	$8,024,054	$7,729,607	$4,213,561	$3,636,436	$2,898,143

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(167,319)	$(67,666)	$(100,358)
Net realized gains (losses)	7,694,611	4,904,961	5,594,394
Change in unrealized gains (losses) on investments	10,062,369	3,549,993	(5,698,850)
Net increase (decrease) in net assets resulting from operations	17,589,661	8,387,288	(204,814)
Policy Transactions:
Premium payments received from Policy owners	1,204,203	1,221,403	1,343,654
Net transfers (including fixed account)	(1,581,715)	(1,012,151)	1,323,697
Policy charges	(1,849,179)	(1,692,610)	(1,696,260)
Transfers for Policy benefits and terminations	(2,063,290)	(1,516,279)	(1,316,159)
Net increase (decrease) in net assets resulting from Policy transactions	(4,289,981)	(2,999,637)	(345,068)
Net increase (decrease) in net assets	13,299,680	5,387,651	(549,882)
Net Assets:
Beginning of year	32,825,325	27,437,674	27,987,556
End of year	$46,125,005	$32,825,325	$27,437,674

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$238,748	$263,613	$317,085	$20,883	$22,259	$20,306
Net realized gains (losses)	81,574	(52,053)	(141,561)	(352,874)	236,898	423,166
Change in unrealized gains (losses) on investments	344,127	577,582	(305,319)	371,291	270,821	(726,984)
Net increase (decrease) in net assets resulting from operations	664,449	789,142	(129,795)	39,300	529,978	(283,512)
Policy Transactions:
Premium payments received from Policy owners	303,695	314,977	343,527	55,531	61,349	74,865
Net transfers (including fixed account)	1,159,564	(61,168)	45,101	38,693	(114,902)	(1,333,943)
Policy charges	(543,993)	(508,268)	(595,787)	(58,589)	(68,275)	(82,630)
Transfers for Policy benefits and terminations	(344,349)	(199,119)	(3,175,262)	—	(92,525)	(102,664)
Net increase (decrease) in net assets resulting from Policy transactions	574,917	(453,578)	(3,382,421)	35,635	(214,353)	(1,444,372)
Net increase (decrease) in net assets	1,239,366	335,564	(3,512,216)	74,935	315,625	(1,727,884)
Net Assets:
Beginning of year	10,522,626	10,187,062	13,699,278	2,421,227	2,105,602	3,833,486
End of year	$11,761,992	$10,522,626	$10,187,062	$2,496,162	$2,421,227	$2,105,602

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$112,254	$101,109	$115,783
Net realized gains (losses)	84,788	115,675	51,807
Change in unrealized gains (losses) on investments	149,493	669,274	(863,667)
Net increase (decrease) in net assets resulting from operations	346,535	886,058	(696,077)
Policy Transactions:
Premium payments received from Policy owners	193,667	192,797	222,984
Net transfers (including fixed account)	(19,052)	(324,482)	86,674
Policy charges	(197,650)	(216,724)	(224,157)
Transfers for Policy benefits and terminations	(258,692)	(71,698)	(169,775)
Net increase (decrease) in net assets resulting from Policy transactions	(281,727)	(420,107)	(84,274)
Net increase (decrease) in net assets	64,808	465,951	(780,351)
Net Assets:
Beginning of year	4,627,777	4,161,826	4,942,177
End of year	$4,692,585	$4,627,777	$4,161,826

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$28,304	$24,461	$22,816	$798,362	$936,671	$715,613
Net realized gains (losses)	101,355	435,687	335,109	9,175,324	6,617,312	5,289,461
Change in unrealized gains (losses) on investments	443,284	277,885	(720,784)	878,103	8,282,214	(8,826,009)
Net increase (decrease) in net assets resulting from operations	572,943	738,033	(362,859)	10,851,789	15,836,197	(2,820,935)
Policy Transactions:
Premium payments received from Policy owners	95,746	102,019	103,238	2,215,369	2,299,629	2,475,171
Net transfers (including fixed account)	(34,669)	(90,337)	(21,610)	3,374,036	(1,867,948)	(652,600)
Policy charges	(99,888)	(117,616)	(115,969)	(3,018,574)	(3,010,772)	(2,989,375)
Transfers for Policy benefits and terminations	(145,613)	(131,533)	(159,759)	(2,363,596)	(2,153,929)	(2,488,351)
Net increase (decrease) in net assets resulting from Policy transactions	(184,424)	(237,467)	(194,100)	207,235	(4,733,020)	(3,655,155)
Net increase (decrease) in net assets	388,519	500,566	(556,959)	11,059,024	11,103,177	(6,476,090)
Net Assets:
Beginning of year	3,399,177	2,898,611	3,455,570	64,587,924	53,484,747	59,960,837
End of year	$3,787,696	$3,399,177	$2,898,611	$75,646,948	$64,587,924	$53,484,747

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$47,211	$49,289	$48,047
Net realized gains (losses)	150,663	128,181	230,163
Change in unrealized gains (losses) on investments	8,933	285,271	(432,600)
Net increase (decrease) in net assets resulting from operations	206,807	462,741	(154,390)
Policy Transactions:
Premium payments received from Policy owners	99,226	107,540	117,064
Net transfers (including fixed account)	(17,071)	(22,308)	(207,986)
Policy charges	(147,934)	(152,071)	(153,490)
Transfers for Policy benefits and terminations	(343,492)	(126,114)	(138,764)
Net increase (decrease) in net assets resulting from Policy transactions	(409,271)	(192,953)	(383,176)
Net increase (decrease) in net assets	(202,464)	269,788	(537,566)
Net Assets:
Beginning of year	2,676,811	2,407,023	2,944,589
End of year	$2,474,347	$2,676,811	$2,407,023

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$150,020	$151,551	$123,427	$(14,136)	$(10,446)	$(12,182)
Net realized gains (losses)	486,197	769,333	867,328	461,247	1,056,812	2,127,702
Change in unrealized gains (losses) on investments	(325,735)	2,044,934	(2,042,189)	879,954	442,491	(2,265,069)
Net increase (decrease) in net assets resulting from operations	310,482	2,965,818	(1,051,434)	1,327,065	1,488,857	(149,549)
Policy Transactions:
Premium payments received from Policy owners	442,566	433,512	372,976	232,595	229,046	324,739
Net transfers (including fixed account)	(17,051)	(445,190)	2,516,482	(374,246)	(814,829)	(2,233,876)
Policy charges	(538,962)	(576,503)	(482,108)	(245,472)	(256,569)	(301,519)
Transfers for Policy benefits and terminations	(541,803)	(233,056)	(447,980)	(251,803)	(328,813)	(905,818)
Net increase (decrease) in net assets resulting from Policy transactions	(655,250)	(821,237)	1,959,370	(638,926)	(1,171,165)	(3,116,474)
Net increase (decrease) in net assets	(344,768)	2,144,581	907,936	688,139	317,692	(3,266,023)
Net Assets:
Beginning of year	12,390,808	10,246,227	9,338,291	5,720,807	5,403,115	8,669,138
End of year	$12,046,040	$12,390,808	$10,246,227	$6,408,946	$5,720,807	$5,403,115

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(16,771)	$(5,277)	$5,303
Net realized gains (losses)	562,017	954,219	1,962,642
Change in unrealized gains (losses) on investments	1,561,715	657,827	(1,684,100)
Net increase (decrease) in net assets resulting from operations	2,106,961	1,606,769	283,845
Policy Transactions:
Premium payments received from Policy owners	121,977	122,430	123,276
Net transfers (including fixed account)	580	(587,083)	(1,687,979)
Policy charges	(290,163)	(270,311)	(283,841)
Transfers for Policy benefits and terminations	(246,520)	(87,188)	(473,246)
Net increase (decrease) in net assets resulting from Policy transactions	(414,126)	(822,152)	(2,321,790)
Net increase (decrease) in net assets	1,692,835	784,617	(2,037,945)
Net Assets:
Beginning of year	6,100,921	5,316,304	7,354,249
End of year	$7,793,756	$6,100,921	$5,316,304

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Van Eck Global Natural Resources Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(38,951)	$(58,656)	$(42,103)	$13,790	$681	$(14,606)
Net realized gains (losses)	1,024,340	1,733,166	816,703	(1,182,734)	(217,792)	(232,327)
Change in unrealized gains (losses) on investments	1,323,896	1,339,620	(1,889,148)	1,022,116	478,006	(752,467)
Net increase (decrease) in net assets resulting from operations	2,309,285	3,014,130	(1,114,548)	(146,828)	260,895	(999,400)
Policy Transactions:
Premium payments received from Policy owners	205,430	227,152	272,217	28,264	33,240	43,625
Net transfers (including fixed account)	(914,258)	(1,159,741)	3,015,674	(1,510,287)	(64,539)	(553,841)
Policy charges	(280,024)	(304,453)	(275,534)	(59,386)	(84,069)	(108,650)
Transfers for Policy benefits and terminations	(453,277)	(262,453)	(258,419)	(11,707)	(71,996)	(122,686)
Net increase (decrease) in net assets resulting from Policy transactions	(1,442,129)	(1,499,495)	2,753,938	(1,553,116)	(187,364)	(741,552)
Net increase (decrease) in net assets	867,156	1,514,635	1,639,390	(1,699,944)	73,531	(1,740,952)
Net Assets:
Beginning of year	11,170,894	9,656,259	8,016,869	2,440,429	2,366,898	4,107,850
End of year	$12,038,050	$11,170,894	$9,656,259	$740,485	$2,440,429	$2,366,898

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$300,489	$241,916	$325,054
Net realized gains (losses)	12,575	(4,942)	(30,210)
Change in unrealized gains (losses) on investments	28,164	484,170	(599,254)
Net increase (decrease) in net assets resulting from operations	341,228	721,144	(304,410)
Policy Transactions:
Premium payments received from Policy owners	211,949	212,158	250,276
Net transfers (including fixed account)	25,623	(204,204)	102,655
Policy charges	(246,940)	(272,807)	(329,241)
Transfers for Policy benefits and terminations	(203,253)	(197,937)	(1,279,484)
Net increase (decrease) in net assets resulting from Policy transactions	(212,621)	(462,790)	(1,255,794)
Net increase (decrease) in net assets	128,607	258,354	(1,560,204)
Net Assets:
Beginning of year	5,648,242	5,389,888	6,950,092
End of year	$5,776,849	$5,648,242	$5,389,888

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Western Asset Management U.S. Government Division			Fidelity® VIP Equity-Income Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$9,409	$8,870	$7,882	$151,502	$177,221	$231,085
Net realized gains (losses)	3,701	(746)	(14,875)	558,504	882,090	712,369
Change in unrealized gains (losses) on investments	5,043	12,678	6,510	25,919	2,063,231	(2,231,770)
Net increase (decrease) in net assets resulting from operations	18,153	20,802	(483)	735,925	3,122,542	(1,288,316)
Policy Transactions:
Premium payments received from Policy owners	17,601	20,903	20,718	551,684	618,957	614,579
Net transfers (including fixed account)	53,422	(29,929)	(28,124)	140,433	(125,391)	(309,961)
Policy charges	(15,945)	(15,175)	(18,774)	(697,816)	(772,441)	(797,696)
Transfers for Policy benefits and terminations	(34,441)	(11,635)	(328,366)	(423,333)	(999,016)	(1,637,223)
Net increase (decrease) in net assets resulting from Policy transactions	20,637	(35,836)	(354,546)	(429,032)	(1,277,891)	(2,130,301)
Net increase (decrease) in net assets	38,790	(15,034)	(355,029)	306,893	1,844,651	(3,418,617)
Net Assets:
Beginning of year	353,745	368,779	723,808	13,884,842	12,040,191	15,458,808
End of year	$392,535	$353,745	$368,779	$14,191,735	$13,884,842	$12,040,191

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,008	$10,936	$2,350
Net realized gains (losses)	29,453	438,595	487,613
Change in unrealized gains (losses) on investments	544,507	336,820	(1,110,460)
Net increase (decrease) in net assets resulting from operations	576,968	786,351	(620,497)
Policy Transactions:
Premium payments received from Policy owners	123,108	134,027	171,403
Net transfers (including fixed account)	(239,418)	(165,947)	(93,763)
Policy charges	(195,303)	(220,933)	(228,600)
Transfers for Policy benefits and terminations	(352,668)	(197,468)	(320,434)
Net increase (decrease) in net assets resulting from Policy transactions	(664,281)	(450,321)	(471,394)
Net increase (decrease) in net assets	(87,313)	336,030	(1,091,891)
Net Assets:
Beginning of year	3,916,191	3,580,161	4,672,052
End of year	$3,828,878	$3,916,191	$3,580,161

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	JPMorgan Insurance Trust Core Bond Division			JPMorgan Insurance Trust Small Cap Core Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,126	$15,402	$13,580	$9,328	$(2,251)	$2,000
Net realized gains (losses)	2,804	(4,322)	(2,103)	124,118	280,454	629,791
Change in unrealized gains (losses) on investments	47,668	45,205	(15,387)	143,689	192,303	(849,289)
Net increase (decrease) in net assets resulting from operations	64,598	56,285	(3,910)	277,135	470,506	(217,498)
Policy Transactions:
Premium payments received from Policy owners	40,329	45,041	43,265	66,251	83,701	92,078
Net transfers (including fixed account)	60,178	65,289	(18,219)	(170,590)	(24,250)	(1,009,795)
Policy charges	(34,803)	(31,370)	(30,209)	(74,736)	(89,475)	(124,693)
Transfers for Policy benefits and terminations	—	(3,958)	(18,867)	(35,944)	(50,691)	(134,201)
Net increase (decrease) in net assets resulting from Policy transactions	65,704	75,002	(24,030)	(215,019)	(80,715)	(1,176,611)
Net increase (decrease) in net assets	130,302	131,287	(27,940)	62,116	389,791	(1,394,109)
Net Assets:
Beginning of year	853,909	722,622	750,562	2,336,821	1,947,030	3,341,139
End of year	$984,211	$853,909	$722,622	$2,398,937	$2,336,821	$1,947,030

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,921	$26,336	$15,519
Net realized gains (losses)	888	3,073	148,954
Change in unrealized gains (losses) on investments	60,048	186,494	(374,629)
Net increase (decrease) in net assets resulting from operations	69,857	215,903	(210,156)
Policy Transactions:
Premium payments received from Policy owners	18,781	18,269	20,897
Net transfers (including fixed account)	51,604	716	23,788
Policy charges	(27,834)	(28,747)	(29,645)
Transfers for Policy benefits and terminations	(4,352)	(18,997)	(201,538)
Net increase (decrease) in net assets resulting from Policy transactions	38,199	(28,759)	(186,498)
Net increase (decrease) in net assets	108,056	187,144	(396,654)
Net Assets:
Beginning of year	1,333,193	1,146,049	1,542,703
End of year	$1,441,249	$1,333,193	$1,146,049

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Russell Strategic Bond Division			Russell U.S. Small Cap Equity Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,670	$15,020	$11,916	$(7,110)	$308	$(1,870)
Net realized gains (losses)	24,058	9,162	(9,369)	32,514	25,427	315,928
Change in unrealized gains (losses) on investments	16,975	32,575	(16,222)	181,811	289,002	(506,445)
Net increase (decrease) in net assets resulting from operations	49,703	56,757	(13,675)	207,215	314,737	(192,387)
Policy Transactions:
Premium payments received from Policy owners	6,734	7,683	27,277	36,677	31,520	31,670
Net transfers (including fixed account)	20,129	19,183	(14,505)	(17,501)	1,057	(6,100)
Policy charges	(62,261)	(62,162)	(56,867)	(40,086)	(43,253)	(46,210)
Transfers for Policy benefits and terminations	(308)	(7,729)	(155,740)	(3,919)	(62,449)	(129,983)
Net increase (decrease) in net assets resulting from Policy transactions	(35,706)	(43,025)	(199,835)	(24,829)	(73,125)	(150,623)
Net increase (decrease) in net assets	13,997	13,732	(213,510)	182,386	241,612	(343,010)
Net Assets:
Beginning of year	693,895	680,163	893,673	1,681,355	1,439,743	1,782,753
End of year	$707,892	$693,895	$680,163	$1,863,741	$1,681,355	$1,439,743

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,606)	$19,170	$21,857
Net realized gains (losses)	81,186	220,831	804,115
Change in unrealized gains (losses) on investments	814,453	712,009	(1,185,227)
Net increase (decrease) in net assets resulting from operations	892,033	952,010	(359,255)
Policy Transactions:
Premium payments received from Policy owners	75,745	81,458	87,723
Net transfers (including fixed account)	(47,680)	(61,705)	(30,719)
Policy charges	(143,698)	(144,633)	(140,464)
Transfers for Policy benefits and terminations	(133,664)	(185,170)	(317,693)
Net increase (decrease) in net assets resulting from Policy transactions	(249,297)	(310,050)	(401,153)
Net increase (decrease) in net assets	642,736	641,960	(760,408)
Net Assets:
Beginning of year	3,972,436	3,330,476	4,090,884
End of year	$4,615,172	$3,972,436	$3,330,476

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2020, 2019 and 2018

	VanEck VIP Emerging Markets Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$34,126	$826	$(2,281)
Net realized gains (losses)	71,581	184,349	121,091
Change in unrealized gains (losses) on investments	100,701	731,169	(1,267,399)
Net increase (decrease) in net assets resulting from operations	206,408	916,344	(1,148,589)
Policy Transactions:
Premium payments received from Policy owners	86,076	89,326	100,728
Net transfers (including fixed account)	(1,107,652)	201,694	(906,956)
Policy charges	(121,893)	(163,697)	(173,635)
Transfers for Policy benefits and terminations	(81,323)	(49,357)	(293,738)
Net increase (decrease) in net assets resulting from Policy transactions	(1,224,792)	77,966	(1,273,601)
Net increase (decrease) in net assets	(1,018,384)	994,310	(2,422,190)
Net Assets:
Beginning of year	3,665,957	2,671,647	5,093,837
End of year	$2,647,573	$3,665,957	$2,671,647

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Eleven (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Board of Directors of General American Life Insurance Company ("GALIC") on January 30, 1985 to support operations of GALIC with respect to certain variable life insurance policies (the "Policies"). Effective after the close of the New York Stock Exchange on April 27, 2018, GALIC merged with and into the Company while concurrently changing the state of domicile to Nebraska (the "Merger"). Upon the Merger, the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Fidelity® Variable Insurance Products ("Fidelity VIP")

JPMorgan Insurance Trust ("JP Morgan")

Russell Investment Funds ("Russell")

VanEck VIP Trust ("VanEck VIP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2020:

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

BHFTI Brighthouse Asset Allocation 100 Division

BHFTI Clarion Global Real Estate Division

BHFTI Harris Oakmark International Division

BHFTI Invesco Small Cap Growth Division

BHFTI Loomis Sayles Growth Division

BHFTI MFS® Research International Division

BHFTI Morgan Stanley Discovery Division

BHFTI PIMCO Total Return Division

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division

BHFTI Victory Sycamore Mid Cap Value Division

BHFTII Baillie Gifford International Stock Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse Asset Allocation 20 Division

BHFTII Brighthouse Asset Allocation 40 Division

BHFTII Brighthouse Asset Allocation 60 Division

BHFTII Brighthouse Asset Allocation 80 Division

BHFTII Brighthouse/Artisan Mid Cap Value Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division

BHFTII Frontier Mid Cap Growth Division

BHFTII Jennison Growth Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division

BHFTII MFS® Value Division

BHFTII Neuberger Berman Genesis Division

BHFTII T. Rowe Price Large Cap Growth Division

BHFTII T. Rowe Price Small Cap Growth Division

BHFTII Van Eck Global Natural Resources Division

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

BHFTII Western Asset Management Strategic Bond Opportunities Division

BHFTII Western Asset Management U.S. Government Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Mid Cap Division

JPMorgan Insurance Trust Core Bond Division

JPMorgan Insurance Trust Small Cap Core Division

Russell International Developed Markets Division

Russell Strategic Bond Division

Russell U.S. Small Cap Equity Division

Russell U.S. Strategic Equity Division

VanEck VIP Emerging Markets Division

(a) This Division invests in two or more share classes within the underlying fund or portfolio of the Trusts.

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The global outbreak of the coronavirus (COVID-19) has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations, business, financial results, or financial condition.

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2020:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

For some Policies, a Mortality and Expense Risk charge ranging from 0.15% to 0.75% is assessed on a monthly basis through the redemption of units. Other Policy charges that are assessed through the redemption of units generally include: cost of insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company. Policy administrative charges range from $.03 to $.38 for every $1,000 of the Policy face amount and are assessed per month for the first 10 Policy years.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES & POLICY CHARGES — (Concluded)

Policy fees range from $4 to $25 and are assessed monthly depending on the Policy and the Policy year. In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 45% of the Policy's target premium. Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $.04 to $83.33 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $2.40 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020, 2019 and 2018.

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2020	2020	2020	2019	2018	2020	2019	2018
American Funds® Global Small Capitalization Division	138,808	3,123,792	397,170	389,699	1,479,661	1,072,874	606,955	932,741
American Funds® Growth Division	213,254	13,923,700	1,210,364	3,316,803	2,690,575	3,574,794	2,945,560	3,355,003
American Funds® Growth- Income Division	260,500	10,981,258	1,107,659	1,871,010	1,505,389	1,063,708	1,064,303	1,262,975
BHFTI Brighthouse Asset Allocation 100 Division	1,414	15,867	3,758	5,342	2,355	17,635	14,131	6,110
BHFTI Clarion Global Real Estate Division	103,137	1,157,829	413,275	935,345	1,121,496	881,219	635,647	2,132,330
BHFTI Harris Oakmark International Division	392,100	5,144,482	733,432	1,585,709	2,396,946	568,237	1,478,917	3,776,210
BHFTI Invesco Small Cap Growth Division	79,204	1,103,873	114,365	528,373	312,619	104,877	598,061	274,519
BHFTI Loomis Sayles Growth Division	68,592	871,593	437,163	253,429	148,699	417,608	268,287	465,562
BHFTI MFS® Research International Division	690,824	7,840,383	1,414,046	867,976	1,811,561	1,894,020	939,006	1,679,746
BHFTI Morgan Stanley Discovery Division	255,085	9,398,813	12,697,660	1,080,226	2,576,932	8,335,971	841,868	1,650,120
BHFTI PIMCO Total Return Division	625,461	7,439,103	1,691,340	3,145,183	456,443	786,578	3,512,196	4,080,636
BHFTI T. Rowe Price Large Cap Value Division	64,412	1,893,493	325,637	469,569	371,385	467,688	312,887	428,051
BHFTI T. Rowe Price Mid Cap Growth Division	335,834	3,620,625	655,979	898,920	2,893,230	414,904	826,560	2,544,102
BHFTI Victory Sycamore Mid Cap Value Division	198,978	3,410,060	1,365,503	282,915	2,033,387	1,765,448	922,591	822,083
BHFTII Baillie Gifford International Stock Division	194,196	2,214,876	717,128	363,568	329,226	677,211	277,372	133,520
BHFTII BlackRock Bond Income Division	27,497	2,977,228	493,561	320,514	320,613	477,274	701,954	1,094,619
BHFTII BlackRock Capital Appreciation Division	90,093	3,752,553	14,202,087	2,573,787	646,696	17,020,021	260,548	599,329
BHFTII BlackRock Ultra-Short Term Bond Division	36,477	3,661,995	22,854,158	354,984	347,471	22,936,149	450,414	991,253
BHFTII Brighthouse Asset Allocation 20 Division	10,502	114,931	7,123	5,899	5,096	4,078	3,851	3,390
BHFTII Brighthouse Asset Allocation 40 Division	28	327	304	301	13,163	284	248,159	7,678
BHFTII Brighthouse Asset Allocation 60 Division	35,211	410,386	122,033	101,128	55,804	9,322	120,309	128,489

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2020	2020	2020	2019	2018	2020	2019	2018
BHFTII Brighthouse Asset Allocation 80 Division	89,890	1,079,264	146,525	162,815	104,078	16,352	53,639	32,335
BHFTII Brighthouse/Artisan Mid Cap Value Division	14,396	3,186,154	290,946	523,435	1,173,746	281,580	467,626	1,166,722
BHFTII Brighthouse/Wellington Balanced Division	555,751	9,881,999	982,181	1,500,140	1,210,203	832,730	656,793	1,165,726
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	187,857	5,810,144	2,466,645	939,702	4,154,142	3,799,926	2,011,461	1,855,457
BHFTII Frontier Mid Cap Growth Division	95,720	2,895,999	469,266	567,988	497,382	540,262	328,329	427,539
BHFTII Jennison Growth Division	2,038,225	31,793,153	16,261,297	5,330,573	10,479,269	16,551,756	3,943,999	6,534,312
BHFTII MetLife Aggregate Bond Index Division	1,018,358	11,177,102	2,530,253	3,143,565	744,663	1,716,588	3,333,499	3,810,007
BHFTII MetLife Mid Cap Stock Index Division	131,311	2,002,770	2,636,901	626,210	345,711	2,447,337	591,647	1,564,776
BHFTII MetLife MSCI EAFE® Index Division	315,791	3,842,889	449,310	364,847	362,318	597,021	649,938	330,818
BHFTII MetLife Russell 2000® Index Division	168,570	2,667,551	1,758,533	762,807	390,246	1,742,559	658,689	333,781
BHFTII MetLife Stock Index Division	1,247,888	52,137,212	25,320,781	7,365,539	5,800,165	20,476,050	6,670,362	5,388,422
BHFTII MFS® Total Return Division	14,014	2,098,895	228,340	218,395	300,357	489,104	258,737	472,108
BHFTII MFS® Value Division	770,702	11,751,604	2,439,812	1,498,410	6,976,229	2,251,440	1,385,249	4,088,197
BHFTII Neuberger Berman Genesis Division	266,931	4,584,809	2,182,579	1,375,188	2,153,405	2,448,866	1,752,425	4,275,906
BHFTII T. Rowe Price Large Cap Growth Division	270,712	6,038,794	938,523	1,396,632	5,312,817	863,370	1,285,515	6,135,235
BHFTII T. Rowe Price Small Cap Growth Division	445,196	9,434,286	3,475,234	2,558,477	4,189,692	3,902,227	2,583,536	804,339
BHFTII Van Eck Global Natural Resources Division	71,971	852,312	203,528	194,691	132,728	1,742,801	381,373	888,896
BHFTII Western Asset Management Strategic Bond Opportunities Division	416,507	5,449,357	1,392,206	1,274,958	1,089,838	1,304,300	1,495,796	2,020,605
BHFTII Western Asset Management U.S. Government Division	32,500	388,955	406,764	47,542	47,759	376,697	74,520	394,416
Fidelity® VIP Equity-Income Division	593,798	12,784,059	1,335,193	2,020,318	1,248,085	1,026,853	2,261,385	2,460,229
Fidelity® VIP Mid Cap Division	98,887	3,011,911	193,321	573,324	585,363	854,622	580,385	663,395
JPMorgan Insurance Trust Core Bond Division	82,850	919,280	140,842	313,315	74,291	61,054	222,849	83,587
JPMorgan Insurance Trust Small Cap Core Division	99,502	2,005,255	229,278	383,704	1,022,960	314,451	213,484	1,952,165
Russell International Developed Markets Division	118,334	1,234,877	83,428	55,947	185,899	36,302	58,382	249,867
Russell Strategic Bond Division	65,069	683,056	90,717	60,787	67,069	95,921	80,008	254,990
Russell U.S. Small Cap Equity Division	118,337	1,553,527	83,306	53,914	327,584	78,659	101,729	199,484
Russell U.S. Strategic Equity Division	235,712	3,462,351	88,266	280,577	830,447	305,864	365,720	505,768
VanEck VIP Emerging Markets Division	156,759	1,936,552	796,738	1,303,165	1,244,295	1,919,135	1,153,980	2,520,193

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2020, 2019 and 2018:

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	98,021	110,053	101,531	397,364	434,235	501,575
Units issued and transferred from other funding options	29,429	31,549	48,062	82,440	91,907	44,811
Units redeemed and transferred to other funding options	(50,408)	(43,581)	(39,540)	(133,571)	(128,778)	(112,151)
Units end of year	77,042	98,021	110,053	346,233	397,364	434,235
	BHFTI Clarion Global Real Estate Division			BHFTI Harris Oakmark International Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	8,072	7,250	12,530	140,685	150,518	208,429
Units issued and transferred from other funding options	11,474	7,948	16,344	47,607	60,608	75,744
Units redeemed and transferred to other funding options	(14,888)	(7,126)	(21,624)	(48,405)	(70,441)	(133,655)
Units end of year	4,658	8,072	7,250	139,887	140,685	150,518
	BHFTI MFS® Research International Division			BHFTI Morgan Stanley Discovery Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	412,370	440,649	442,001	245,245	274,639	240,077
Units issued and transferred from other funding options	584,329	374,165	321,867	899,662	106,316	215,583
Units redeemed and transferred to other funding options	(626,130)	(402,444)	(323,219)	(805,627)	(135,710)	(181,021)
Units end of year	370,569	412,370	440,649	339,280	245,245	274,639
	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	63,803	73,253	74,271	96,549	115,856	104,375
Units issued and transferred from other funding options	12,227	16,687	55,459	119,594	35,327	44,480
Units redeemed and transferred to other funding options	(13,763)	(26,137)	(56,477)	(134,358)	(54,634)	(32,999)
Units end of year	62,267	63,803	73,253	81,785	96,549	115,856

	American Funds® Growth-Income Division			BHFTI Brighthouse Asset Allocation 100 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	338,013	355,225	376,642	117	172	196
Units issued and transferred from other funding options	76,101	58,702	35,509	—	—	1
Units redeemed and transferred to other funding options	(87,223)	(75,914)	(56,926)	(61)	(55)	(25)
Units end of year	326,891	338,013	355,225	56	117	172
	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	22,829	28,647	31,355	40,619	48,560	68,213
Units issued and transferred from other funding options	2,229	12,585	6,051	11,917	12,237	5,537
Units redeemed and transferred to other funding options	(3,267)	(18,403)	(8,759)	(23,913)	(20,178)	(25,190)
Units end of year	21,791	22,829	28,647	28,623	40,619	48,560
	BHFTI PIMCO Total Return Division			BHFTI T. Rowe Price Large Cap Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	298,911	324,997	508,462	59,874	65,458	77,928
Units issued and transferred from other funding options	119,754	190,250	37,617	20,280	20,093	6,973
Units redeemed and transferred to other funding options	(89,875)	(216,336)	(221,082)	(30,204)	(25,677)	(19,443)
Units end of year	328,790	298,911	324,997	49,950	59,874	65,458
	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	122,372	126,165	116,475	148,789	173,689	222,254
Units issued and transferred from other funding options	92,579	28,147	21,852	31,747	19,757	17,695
Units redeemed and transferred to other funding options	(101,487)	(31,940)	(12,162)	(35,593)	(44,657)	(66,260)
Units end of year	113,464	122,372	126,165	144,943	148,789	173,689

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	189,920	127,995	143,411	272,347	283,438	332,964
Units issued and transferred from other funding options	1,094,358	140,316	16,443	1,601,609	56,817	46,417
Units redeemed and transferred to other funding options	(1,167,578)	(78,391)	(31,859)	(1,612,286)	(67,908)	(95,943)
Units end of year	116,700	189,920	127,995	261,670	272,347	283,438
	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,218	1,407	1,843	3,856	3,880	3,807
Units issued and transferred from other funding options	360	338	154	150	231	247
Units redeemed and transferred to other funding options	(46)	(527)	(590)	(102)	(255)	(174)
Units end of year	1,532	1,218	1,407	3,904	3,856	3,880
	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	206,850	258,747	203,659	86,331	91,612	98,711
Units issued and transferred from other funding options	258,866	70,505	132,390	16,724	13,175	10,911
Units redeemed and transferred to other funding options	(314,090)	(122,402)	(77,302)	(26,930)	(18,456)	(18,010)
Units end of year	151,626	206,850	258,747	76,125	86,331	91,612
	BHFTII MetLife Mid Cap Stock Index Division			BHFTII MetLife MSCI EAFE® Index Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	47,550	51,729	80,351	171,472	185,192	187,910
Units issued and transferred from other funding options	152,238	17,430	3,475	57,631	24,285	25,551
Units redeemed and transferred to other funding options	(156,219)	(21,609)	(32,097)	(68,163)	(38,005)	(28,269)
Units end of year	43,569	47,550	51,729	160,940	171,472	185,192

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	552	566	578	1	1,182	1,218
Units issued and transferred from other funding options	6	6	7	1	1	1
Units redeemed and transferred to other funding options	(20)	(20)	(19)	(1)	(1,182)	(37)
Units end of year	538	552	566	1	1	1,182
	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	106,306	117,671	123,817	235,455	231,432	252,314
Units issued and transferred from other funding options	31,689	12,581	36,592	28,974	118,464	23,513
Units redeemed and transferred to other funding options	(33,291)	(23,946)	(42,738)	(39,361)	(114,441)	(44,395)
Units end of year	104,704	106,306	117,671	225,068	235,455	231,432
	BHFTII Jennison Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	114,352	125,944	128,458	370,849	385,539	540,078
Units issued and transferred from other funding options	124,163	71,748	70,935	474,705	321,630	159,703
Units redeemed and transferred to other funding options	(135,735)	(83,340)	(73,449)	(455,235)	(336,320)	(314,242)
Units end of year	102,780	114,352	125,944	390,319	370,849	385,539
	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	89,607	95,842	101,114	1,250,848	1,353,925	1,436,062
Units issued and transferred from other funding options	150,999	32,787	6,853	1,667,931	440,144	299,572
Units redeemed and transferred to other funding options	(157,216)	(39,022)	(12,125)	(1,635,343)	(543,221)	(381,709)
Units end of year	83,390	89,607	95,842	1,283,436	1,250,848	1,353,925

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	77,921	83,674	94,697	423,946	453,832	363,828
Units issued and transferred from other funding options	6,819	11,722	11,179	904,772	630,622	729,149
Units redeemed and transferred to other funding options	(18,814)	(17,475)	(22,202)	(930,128)	(660,508)	(639,145)
Units end of year	65,926	77,921	83,674	398,590	423,946	453,832
	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Van Eck Global Natural Resources Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	272,450	312,962	238,915	90,111	97,707	117,550
Units issued and transferred from other funding options	844,934	591,535	366,977	55,744	39,424	84,444
Units redeemed and transferred to other funding options	(880,036)	(632,047)	(292,930)	(126,121)	(47,020)	(104,287)
Units end of year	237,348	272,450	312,962	19,734	90,111	97,707
	Fidelity® VIP Equity-Income Division			Fidelity® VIP Mid Cap Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	279,926	303,713	360,178	70,968	79,729	88,548
Units issued and transferred from other funding options	59,902	72,772	29,160	15,213	11,478	8,539
Units redeemed and transferred to other funding options	(68,107)	(96,559)	(85,625)	(27,347)	(20,239)	(17,358)
Units end of year	271,721	279,926	303,713	58,834	70,968	79,729
	Russell International Developed Markets Division			Russell Strategic Bond Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	54,270	55,933	63,736	26,003	27,754	35,646
Units issued and transferred from other funding options	4,628	18,837	4,553	2,348	8,574	3,900
Units redeemed and transferred to other funding options	(2,862)	(20,500)	(12,356)	(3,675)	(10,325)	(11,792)
Units end of year	56,036	54,270	55,933	24,676	26,003	27,754

	BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	130,387	157,588	232,300	154,036	175,468	235,621
Units issued and transferred from other funding options	115,278	49,366	115,896	25,164	27,903	128,379
Units redeemed and transferred to other funding options	(127,960)	(76,567)	(190,608)	(35,103)	(49,335)	(188,532)
Units end of year	117,705	130,387	157,588	144,097	154,036	175,468
	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	12,719	13,866	17,053	1,420	1,566	3,084
Units issued and transferred from other funding options	8,319	11,072	8,025	4,068	267	229
Units redeemed and transferred to other funding options	(8,854)	(12,219)	(11,212)	(3,984)	(413)	(1,747)
Units end of year	12,184	12,719	13,866	1,504	1,420	1,566
	JPMorgan Insurance Trust Core Bond Division			JPMorgan Insurance Trust Small Cap Core Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	48,632	44,766	46,241	46,950	48,877	72,802
Units issued and transferred from other funding options	24,288	21,737	5,177	14,748	18,475	81,568
Units redeemed and transferred to other funding options	(21,030)	(17,871)	(6,652)	(19,242)	(20,402)	(105,493)
Units end of year	51,890	48,632	44,766	42,456	46,950	48,877
	Russell U.S. Small Cap Equity Division			Russell U.S. Strategic Equity Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	42,510	44,516	48,085	100,830	110,155	120,239
Units issued and transferred from other funding options	2,402	8,122	4,753	2,537	39,795	11,577
Units redeemed and transferred to other funding options	(2,927)	(10,128)	(8,322)	(8,189)	(49,120)	(21,661)
Units end of year	41,985	42,510	44,516	95,178	100,830	110,155

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2020, 2019 and 2018:

	VanEck VIP Emerging Markets Division
	2020	2019	2018
Units beginning of year	57,806	54,683	80,962
Units issued and transferred from other funding options	89,381	57,494	89,445
Units redeemed and transferred to other funding options	(113,612)	(54,371)	(115,724)
Units end of year	33,575	57,806	54,683

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2020:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® Global	2020	77,042	51.65 - 61.88	4,380,715	0.16	0.00 - 0.90	28.56 - 29.72
Small Capitalization Division	2019	98,021	40.17 - 47.70	4,328,872	0.15	0.00 - 0.90	30.34 - 31.52
	2018	110,053	30.82 - 36.27	3,709,089	0.08	0.00 - 0.90	(11.35) - (10.55)
	2017	101,531	34.77 - 40.55	3,802,296	0.41	0.00 - 0.90	24.77 - 25.89
	2016	125,474	27.86 - 32.21	3,762,685	0.23	0.00 - 0.90	1.19 - 2.10
American Funds® Growth	2020	346,233	66.69 - 79.09	25,413,462	0.32	0.00 - 0.90	50.72 - 52.08
Division	2019	397,364	44.25 - 52.01	19,186,601	0.74	0.00 - 0.90	29.61 - 30.77
	2018	434,235	34.14 - 39.77	16,061,577	0.42	0.00 - 0.90	(1.14) - (0.25)
	2017	501,575	34.53 - 39.87	18,652,534	0.49	0.00 - 0.90	27.15 - 28.29
	2016	569,479	27.16 - 31.08	16,557,486	0.77	0.00 - 0.90	8.51 - 9.49
American Funds® Growth-	2020	326,891	39.44 - 46.62	14,238,883	1.38	0.00 - 0.90	12.53 - 13.55
Income Division	2019	338,013	35.05 - 41.06	12,981,954	1.68	0.00 - 0.90	25.01 - 26.14
	2018	355,225	28.03 - 32.16	10,825,215	1.40	0.00 - 0.90	(2.67) - (1.79)
	2017	376,642	28.80 - 32.75	11,710,332	1.39	0.00 - 0.90	21.29 - 22.38
	2016	401,481	23.75 - 27.08	10,234,907	1.44	0.00 - 0.90	10.53 - 11.52
BHFTI Brighthouse Asset	2020	56	338.37	18,890	1.69	0.00	19.23
Allocation 100 Division	2019	117	283.79	33,101	2.01	0.00	27.79
	2018	172	222.07	38,175	1.33	0.00	(9.80)
	2017	196	246.20	48,230	1.45	0.00	23.21
	2016	210	199.82	41,919	2.38	0.00	9.19
BHFTI Clarion Global Real	2020	4,658	233.91 - 271.62	1,186,023	3.99	0.00 - 0.90	(5.63) - (4.78)
Estate Division	2019	8,072	247.86 - 285.25	2,222,889	3.21	0.00 - 0.90	23.98 - 25.10
	2018	7,250	199.92 - 228.02	1,591,428	6.69	0.00 - 0.90	(9.18) - (8.36)
	2017	12,530	220.12 - 248.81	3,004,085	3.62	0.00 - 0.90	9.99 - 10.97
	2016	13,092	200.14 - 224.21	2,834,793	2.44	0.00 - 0.90	0.25 - 1.15
BHFTI Harris Oakmark	2020	139,887	34.71 - 41.03	5,273,649	3.34	0.00 - 0.90	4.42 - 5.37
International Division	2019	140,685	33.24 - 38.95	5,038,330	2.44	0.00 - 0.90	23.72 - 24.83
	2018	150,518	26.87 - 31.20	4,327,944	2.03	0.00 - 0.90	(24.42) - (23.73)
	2017	208,429	35.54 - 40.91	7,943,361	1.81	0.00 - 0.90	29.62 - 30.78
	2016	211,967	27.42 - 31.28	6,180,576	2.35	0.00 - 0.90	7.46 - 8.43
BHFTI Invesco Small Cap	2020	21,791	60.94 - 74.21	1,530,959	0.09	0.00 - 0.90	55.84 - 57.24
Growth Division	2019	22,829	39.10 - 47.19	1,017,452	—	0.00 - 0.90	23.53 - 24.64
	2018	28,647	31.66 - 37.86	1,017,482	—	0.00 - 0.90	(9.59) - (8.77)
	2017	31,355	35.01 - 41.50	1,220,542	—	0.00 - 0.90	24.49 - 25.61
	2016	31,851	28.13 - 33.04	988,322	—	0.00 - 0.90	10.73 - 11.72

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Loomis Sayles Growth	2020	28,623	28.75 - 48.44	991,095	0.84	0.00 - 0.90	31.36 - 32.54
Division	2019	40,619	21.89 - 36.55	1,047,008	1.02	0.00 - 0.90	22.73 - 23.83
	2018	48,560	17.83 - 29.51	987,079	0.78	0.00 - 0.90	(7.65) - (6.81)
	2017	68,213	19.31 - 31.67	1,458,776	0.94	0.00 - 0.90	17.64 - 18.70
	2016	73,866	16.41 - 26.68	1,340,372	0.67	0.00 - 0.90	2.07 - 2.98
BHFTI MFS® Research	2020	370,569	23.12 - 31.05	9,574,798	2.39	0.00 - 0.90	12.26 - 13.27
International Division	2019	412,370	20.59 - 27.42	9,526,018	1.60	0.00 - 0.90	27.54 - 28.69
	2018	440,649	16.15 - 21.30	7,932,998	2.13	0.00 - 0.90	(14.58) - (13.81)
	2017	442,001	18.90 - 24.72	9,253,963	2.01	0.00 - 0.90	27.37 - 28.51
	2016	505,458	14.84 - 19.23	8,251,678	2.22	0.00 - 0.90	(1.56) - (0.67)
BHFTI Morgan Stanley	2020	339,280	30.49 - 89.98	12,045,077	—	0.00 - 0.90	151.50 - 153.77
Discovery Division	2019	245,245	12.12 - 35.46	3,343,261	—	0.00 - 0.90	39.22 - 40.47
	2018	274,639	8.71 - 25.24	2,667,731	—	0.00 - 0.90	9.42 - 10.41
	2017	240,077	7.96 - 22.86	2,105,214	0.35	0.00 - 0.90	39.11 - 40.36
	2016	253,466	5.72 - 16.29	1,587,726	—	0.00 - 0.90	(9.09) - (8.27)
BHFTI PIMCO Total Return	2020	328,790	22.19 - 26.24	7,836,972	3.88	0.00 - 0.90	7.85 - 8.82
Division	2019	298,911	20.58 - 24.11	6,628,190	3.04	0.00 - 0.90	7.72 - 8.69
	2018	324,997	19.11 - 22.19	6,653,759	1.61	0.00 - 0.90	(0.87) - 0.03
	2017	508,462	19.27 - 22.18	10,459,454	1.94	0.00 - 0.90	3.84 - 4.77
	2016	507,351	18.56 - 21.17	9,998,671	2.70	0.00 - 0.90	1.93 - 2.85
BHFTI T. Rowe Price Large	2020	49,950	27.55 - 39.15	1,853,077	2.60	0.00 - 0.90	2.23 - 3.15
Cap Value Division	2019	59,874	26.95 - 38.08	2,141,538	2.34	0.00 - 0.90	25.68 - 26.81
	2018	65,458	21.44 - 30.14	1,803,522	2.01	0.00 - 0.90	(9.77) - (8.95)
	2017	77,928	23.76 - 32.58	2,311,952	2.22	0.00 - 0.90	16.23 - 17.27
	2016	82,219	20.44 - 27.91	2,087,464	3.03	0.00 - 0.90	15.17 - 16.20
BHFTI T. Rowe Price Mid Cap	2020	62,267	61.50 - 76.33	4,191,128	0.25	0.00 - 0.90	23.19 - 24.30
Growth Division	2019	63,803	49.92 - 61.40	3,474,650	0.26	0.00 - 0.90	30.24 - 31.42
	2018	73,253	38.33 - 46.72	3,031,753	—	0.00 - 0.90	(2.89) - (2.01)
	2017	74,271	39.47 - 47.68	3,166,984	—	0.00 - 0.90	24.02 - 25.13
	2016	91,082	31.82 - 38.11	3,119,748	—	0.00 - 0.90	5.57 - 6.52
BHFTI Victory Sycamore Mid	2020	81,785	38.86 - 53.19	3,780,497	1.61	0.00 - 0.90	6.91 - 7.87
Cap Value Division	2019	96,549	36.35 - 49.31	4,228,456	1.31	0.00 - 0.90	28.20 - 29.35
	2018	115,856	28.35 - 38.12	3,977,107	0.77	0.00 - 0.90	(10.76) - (9.95)
	2017	104,375	31.77 - 42.34	3,913,352	1.14	0.00 - 0.90	8.80 - 9.77
	2016	108,901	29.20 - 38.57	3,744,567	0.88	0.00 - 0.90	14.75 - 15.78
BHFTII Baillie Gifford	2020	113,464	24.44 - 28.90	3,064,340	1.96	0.00 - 0.90	25.44 - 26.58
International Stock Division	2019	122,372	19.49 - 22.45	2,613,947	1.32	0.00 - 0.90	31.64 - 32.82
	2018	126,165	14.80 - 16.90	2,035,207	1.16	0.00 - 0.90	(17.76) - (17.01)
	2017	116,475	18.00 - 20.37	2,275,229	1.20	0.00 - 0.90	33.95 - 35.15
	2016	124,728	13.44 - 15.07	1,806,841	1.64	0.00 - 0.90	4.44 - 5.38
BHFTII BlackRock Bond	2020	144,943	20.26 - 23.88	3,132,119	3.57	0.00 - 0.90	7.63 - 8.60
Income Division	2019	148,789	18.83 - 21.99	2,973,713	3.74	0.00 - 0.90	8.85 - 9.83
	2018	173,689	17.30 - 20.09	3,179,623	3.19	0.00 - 0.90	(1.25) - (0.36)
	2017	222,254	17.52 - 20.09	4,092,089	2.98	0.00 - 0.90	3.18 - 4.10
	2016	210,062	16.98 - 19.36	3,728,404	2.22	0.00 - 0.90	2.20 - 3.12

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII BlackRock Capital	2020	116,700	33.79 - 63.08	4,809,987	—	0.00 - 0.90	39.41 - 40.66
Appreciation Division	2019	189,920	24.24 - 44.85	5,524,100	0.22	0.00 - 0.90	31.67 - 32.85
	2018	127,995	18.41 - 33.76	2,829,718	0.12	0.00 - 0.90	1.51 - 2.43
	2017	143,411	18.14 - 32.96	3,080,179	0.11	0.00 - 0.90	32.74 - 33.93
	2016	159,889	13.66 - 24.61	2,562,333	—	0.00 - 0.90	(0.81) - 0.09
BHFTII BlackRock	2020	261,670	12.70 - 21.75	3,660,425	1.85	0.00 - 0.90	(0.47) - 0.43
Ultra-Short Term Bond	2019	272,347	12.65 - 21.84	3,800,724	1.79	0.00 - 0.90	1.22 - 2.13
Division	2018	283,438	12.38 - 21.57	3,883,850	1.04	0.00 - 0.90	0.89 - 1.81
	2017	332,964	12.16 - 21.37	4,497,260	0.35	0.00 - 0.90	(0.01) - 0.89
	2016	354,205	12.06 - 21.36	4,812,744	0.07	0.00 - 0.90	(0.55) - 0.35
BHFTII Brighthouse Asset	2020	538	225.30	121,294	3.02	0.00	9.70
Allocation 20 Division	2019	552	205.38	113,445	2.39	0.00	12.14
	2018	566	183.14	103,642	2.42	0.00	(2.41)
	2017	578	187.67	108,414	2.32	0.00	7.16
	2016	629	175.14	110,210	3.44	0.00	4.76
BHFTII Brighthouse Asset	2020	1	256.02	341	3.02	0.00	11.31
Allocation 40 Division	2019	1	230.00	315	0.02	0.00	15.94
	2018	1,182	198.37	234,375	2.24	0.00	(4.25)
	2017	1,218	207.18	252,266	2.20	0.00	11.01
	2016	1,238	186.63	231,122	3.77	0.00	6.33
BHFTII Brighthouse Asset	2020	1,532	288.52	441,904	2.35	0.00	14.09
Allocation 60 Division	2019	1,218	252.89	308,028	1.87	0.00	19.85
	2018	1,407	211.01	296,890	1.98	0.00	(5.93)
	2017	1,843	224.31	413,479	1.94	0.00	14.93
	2016	1,726	195.16	336,803	3.64	0.00	7.47
BHFTII Brighthouse Asset	2020	3,904	320.25	1,250,366	2.04	0.00	17.01
Allocation 80 Division	2019	3,856	273.70	1,055,465	1.96	0.00	24.04
	2018	3,880	220.66	856,063	1.52	0.00	(7.91)
	2017	3,807	239.61	912,133	1.75	0.00	19.44
	2016	3,880	200.61	778,418	3.07	0.00	8.43
BHFTII Brighthouse/Artisan	2020	104,704	30.66 - 34.15	3,398,536	0.97	0.00 - 0.90	5.30 - 6.25
Mid Cap Value Division	2019	106,306	29.03 - 34.43	3,251,834	0.75	0.00 - 0.90	22.65 - 23.75
	2018	117,671	23.46 - 27.82	2,918,147	0.66	0.00 - 0.90	(13.98) - (13.20)
	2017	123,817	27.02 - 32.05	3,551,995	0.68	0.00 - 0.90	11.81 - 12.82
	2016	139,549	23.95 - 28.41	3,583,115	1.14	0.00 - 0.90	21.87 - 22.96
BHFTII	2020	225,068	36.77 - 118.64	12,276,149	2.22	0.00 - 0.90	16.67 - 17.53
Brighthouse/Wellington	2019	235,455	31.29 - 101.63	10,986,054	2.19	0.00 - 0.90	21.89 - 22.85
Balanced Division	2018	231,432	25.47 - 83.34	8,928,897	1.73	0.00 - 0.90	(4.63) - (3.88)
	2017	252,314	26.49 - 87.34	10,120,035	1.91	0.00 - 0.90	14.12 - 14.95
	2016	259,365	23.05 - 76.49	9,172,261	2.60	0.00 - 0.90	6.04 - 6.99
BHFTII	2020	151,626	38.58 - 45.61	6,454,726	1.51	0.00 - 0.90	10.28 - 11.27
Brighthouse/Wellington Core	2019	206,850	34.98 - 40.99	8,024,054	1.58	0.00 - 0.90	29.77 - 30.94
Equity Opportunities	2018	258,747	26.96 - 31.30	7,729,607	1.57	0.00 - 0.90	(0.98) - (0.09)
Division	2017	203,659	27.22 - 31.33	5,985,497	1.49	0.00 - 0.90	18.01 - 19.07
	2016	230,817	23.07 - 26.31	5,750,637	1.75	0.00 - 0.90	6.39 - 7.34

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Frontier Mid Cap	2020	76,125	43.23 - 70.66	4,213,561	—	0.00 - 0.90	30.52 - 31.70
Growth Division	2019	86,331	32.98 - 54.03	3,636,436	—	0.00 - 0.90	31.94 - 33.13
	2018	91,612	24.88 - 40.87	2,898,143	—	0.00 - 0.90	(6.49) - (5.64)
	2017	98,711	26.49 - 43.62	3,357,313	—	0.00 - 0.90	24.15 - 25.26
	2016	116,003	21.17 - 35.07	3,145,053	—	0.00 - 0.90	4.46 - 5.40
BHFTII Jennison Growth	2020	102,780	427.34 - 510.74	46,125,005	0.22	0.00 - 0.90	55.40 - 56.80
Division	2019	114,352	275.00 - 325.73	32,825,325	0.44	0.00 - 0.90	31.64 - 32.83
	2018	125,944	208.90 - 245.23	27,437,674	0.34	0.00 - 0.90	(0.55) - 0.35
	2017	128,458	210.05 - 244.37	27,987,556	0.31	0.00 - 0.90	36.10 - 37.32
	2016	137,262	154.33 - 177.95	21,931,124	0.30	0.00 - 0.90	(0.72) - 0.17
BHFTII MetLife Aggregate	2020	390,319	22.25 - 51.03	11,761,992	2.80	0.00 - 0.90	6.25 - 7.21
Bond Index Division	2019	370,849	20.75 - 48.00	10,522,626	3.17	0.00 - 0.90	7.67 - 8.64
	2018	385,539	19.10 - 44.56	10,187,062	3.04	0.00 - 0.90	(1.07) - (0.18)
	2017	540,078	19.14 - 45.02	13,699,278	2.90	0.00 - 0.90	2.34 - 3.26
	2016	554,637	18.53 - 43.97	13,766,735	2.76	0.00 - 0.90	1.44 - 2.35
BHFTII MetLife Mid Cap	2020	43,569	54.12 - 65.36	2,496,162	1.30	0.00 - 0.90	12.38 - 13.39
Stock Index Division	2019	47,550	47.73 - 57.64	2,421,227	1.33	0.00 - 0.90	24.82 - 25.95
	2018	51,729	37.90 - 45.76	2,105,602	1.14	0.00 - 0.90	(12.10) - (11.30)
	2017	80,351	42.73 - 51.60	3,833,486	1.52	0.00 - 0.90	14.92 - 15.95
	2016	56,764	36.85 - 44.50	2,267,923	1.27	0.00 - 0.90	19.36 - 20.43
BHFTII MetLife MSCI EAFE®	2020	160,940	24.33 - 40.23	4,692,585	3.16	0.00 - 0.90	6.88 - 7.85
Index Division	2019	171,472	22.56 - 37.62	4,627,777	2.69	0.00 - 0.90	20.84 - 21.93
	2018	185,192	18.50 - 31.11	4,161,826	2.98	0.00 - 0.90	(14.68) - (13.91)
	2017	187,910	21.49 - 36.45	4,942,177	2.69	0.00 - 0.90	23.79 - 24.90
	2016	191,182	17.20 - 29.43	4,043,957	2.60	0.00 - 0.90	0.44 - 1.34
BHFTII MetLife Russell	2020	83,390	41.17 - 50.29	3,787,696	1.30	0.00 - 0.90	18.55 - 19.62
2000® Index Division	2019	89,607	34.73 - 42.04	3,399,177	1.16	0.00 - 0.90	24.50 - 25.62
	2018	95,842	27.89 - 33.47	2,898,611	1.10	0.00 - 0.90	(11.77) - (10.97)
	2017	101,114	31.61 - 37.59	3,455,570	1.20	0.00 - 0.90	13.65 - 14.67
	2016	109,019	27.82 - 32.78	3,254,335	1.37	0.00 - 0.90	20.20 - 21.28
BHFTII MetLife Stock Index	2020	1,283,436	42.17 - 167.67	75,646,948	1.82	0.00 - 0.90	17.05 - 18.10
Division	2019	1,250,848	39.76 - 143.18	64,587,924	2.12	0.00 - 0.90	29.98 - 31.15
	2018	1,353,925	30.48 - 110.10	53,484,747	1.78	0.00 - 0.90	(5.46) - (4.60)
	2017	1,436,062	32.13 - 116.39	59,960,837	1.77	0.00 - 0.90	20.46 - 21.54
	2016	1,533,315	26.58 - 96.58	52,646,385	2.01	0.00 - 0.90	10.68 - 11.67
BHFTII MFS® Total Return	2020	65,926	34.06 - 48.31	2,474,347	2.41	0.00 - 0.90	8.78 - 9.76
Division	2019	77,921	31.03 - 44.32	2,676,811	2.39	0.00 - 0.90	19.30 - 20.37
	2018	83,674	25.78 - 37.08	2,407,023	2.33	0.00 - 0.90	(6.42) - (5.57)
	2017	94,697	27.30 - 39.54	2,944,589	2.53	0.00 - 0.90	11.44 - 12.44
	2016	102,854	23.68 - 35.41	2,871,810	2.74	0.00 - 0.90	8.23 - 9.20
BHFTII MFS® Value Division	2020	398,590	28.86 - 34.12	12,046,040	2.00	0.00 - 0.90	3.03 - 3.96
	2019	423,946	28.01 - 32.82	12,390,808	1.93	0.00 - 0.90	28.97 - 30.13
	2018	453,832	21.72 - 25.22	10,246,227	1.71	0.00 - 0.90	(10.86) - (10.05)
	2017	363,828	24.36 - 28.04	9,338,291	2.13	0.00 - 0.90	16.95 - 18.00
	2016	329,931	20.83 - 23.76	7,107,991	2.15	0.00 - 0.90	13.37 - 14.39

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Neuberger Berman	2020	117,705	42.42 - 59.73	6,408,946	0.18	0.00 - 0.90	23.99 - 25.11
Genesis Division	2019	130,387	33.91 - 47.91	5,720,807	0.24	0.00 - 0.90	28.52 - 29.68
	2018	157,588	26.15 - 37.07	5,403,115	0.37	0.00 - 0.90	(7.54) - (6.70)
	2017	232,300	28.03 - 39.36	8,669,138	0.41	0.00 - 0.90	14.72 - 15.75
	2016	249,669	24.21 - 34.24	8,106,048	0.47	0.00 - 0.90	17.63 - 18.68
BHFTII T. Rowe Price Large	2020	144,097	48.52 - 73.40	7,793,756	0.23	0.00 - 0.90	35.73 - 36.95
Cap Growth Division	2019	154,036	35.75 - 53.60	6,100,921	0.42	0.00 - 0.90	29.82 - 30.99
	2018	175,468	27.54 - 40.92	5,316,304	0.46	0.00 - 0.90	(1.83) - (0.94)
	2017	235,621	28.05 - 41.30	7,354,249	0.31	0.00 - 0.90	32.67 - 33.86
	2016	222,063	21.14 - 30.86	5,151,979	0.06	0.00 - 0.90	0.85 - 1.76
BHFTII T. Rowe Price Small	2020	237,348	46.52 - 73.47	12,038,050	0.20	0.00 - 0.90	23.22 - 24.34
Cap Growth Division	2019	272,450	37.76 - 59.09	11,170,894	0.05	0.00 - 0.90	31.97 - 33.16
	2018	312,962	28.61 - 44.38	9,656,259	0.11	0.00 - 0.90	(7.39) - (6.55)
	2017	238,915	30.89 - 47.49	8,016,869	0.31	0.00 - 0.90	21.79 - 22.88
	2016	239,530	25.36 - 38.64	6,615,513	0.25	0.00 - 0.90	10.74 - 11.74
BHFTII Van Eck Global	2020	19,734	29.65 - 44.17	740,485	1.67	0.00 - 0.90	20.49 - 21.58
Natural Resources Division	2019	90,111	24.61 - 36.46	2,440,429	0.65	0.00 - 0.90	11.58 - 12.59
	2018	97,707	22.05 - 32.50	2,366,898	0.18	0.00 - 0.90	(29.28) - (28.64)
	2017	117,550	31.18 - 44.83	4,107,850	0.11	0.00 - 0.90	(1.50) - (0.62)
	2016	122,401	31.66 - 45.31	4,317,890	0.83	0.00 - 0.90	42.98 - 44.26
BHFTII Western Asset	2020	12,184	432.35 - 539.36	5,776,849	6.04	0.00 - 0.90	5.96 - 6.92
Management Strategic Bond	2019	12,719	408.03 - 504.47	5,648,242	4.89	0.00 - 0.90	13.47 - 14.49
Opportunities Division	2018	13,866	359.61 - 440.64	5,389,888	5.38	0.00 - 0.90	(4.66) - (3.80)
(Commenced 4/29/2016)	2017	17,053	377.18 - 458.03	6,950,092	3.84	0.00 - 0.90	7.26 - 8.23
	2016	16,545	351.64 - 423.22	6,257,692	1.54	0.00 - 0.90	4.26 - 4.89
BHFTII Western Asset	2020	1,504	233.34 - 295.03	392,535	2.99	0.00 - 0.90	4.30 - 5.24
Management U.S.	2019	1,420	223.71 - 280.33	353,745	2.85	0.00 - 0.90	5.08 - 6.03
Government Division	2018	1,566	212.89 - 264.38	368,779	2.33	0.00 - 0.90	0.06 - 0.97
	2017	3,084	212.75 - 261.85	723,808	3.05	0.00 - 0.90	1.03 - 1.93
	2016	1,947	210.59 - 256.88	447,387	2.15	0.00 - 0.90	0.38 - 1.28
Fidelity® VIP	2020	271,721	34.84 - 82.11	14,191,735	1.82	0.00 - 0.90	5.74 - 6.69
Equity-Income Division	2019	279,926	32.65 - 77.50	13,884,842	1.97	0.00 - 0.90	26.31 - 27.44
	2018	303,713	25.62 - 61.24	12,040,191	2.23	0.00 - 0.90	(9.11) - (8.29)
	2017	360,178	27.94 - 67.24	15,458,808	1.69	0.00 - 0.90	11.89 - 12.89
	2016	391,589	24.75 - 59.98	14,906,317	2.20	0.00 - 0.90	16.97 - 18.02
Fidelity® VIP Mid Cap	2020	58,834	60.50 - 72.81	3,828,878	0.65	0.00 - 0.90	17.13 - 18.19
Division	2019	70,968	51.65 - 61.61	3,916,191	0.84	0.00 - 0.90	22.35 - 23.45
	2018	79,729	42.21 - 49.91	3,580,161	0.62	0.00 - 0.90	(15.31) - (14.54)
	2017	88,548	49.84 - 58.39	4,672,052	0.69	0.00 - 0.90	19.73 - 20.81
	2016	97,355	41.63 - 48.34	4,280,262	0.48	0.00 - 0.90	11.23 - 12.23
JPMorgan Insurance Trust	2020	51,890	16.99 - 21.16	984,211	1.97	0.00 - 0.90	6.88 - 7.84
Core Bond Division	2019	48,632	15.89 - 19.62	853,909	2.45	0.00 - 0.90	7.21 - 8.18
	2018	44,766	14.82 - 16.75	722,622	2.42	0.35 - 0.90	(0.85) - (0.30)
	2017	46,241	14.95 - 16.49	750,562	2.57	0.45 - 0.90	2.65 - 3.11
	2016	44,403	14.56 - 15.99	698,826	2.63	0.45 - 0.90	1.20 - 1.66

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
JPMorgan Insurance Trust	2020	42,456	45.34 - 59.66	2,398,937	0.95	0.00 - 0.90	12.67 - 13.69
Small Cap Core Division	2019	46,950	40.24 - 52.66	2,336,821	0.40	0.00 - 0.90	23.47 - 24.58
	2018	48,877	32.59 - 42.42	1,947,030	0.42	0.00 - 0.90	(12.72) - (11.93)
	2017	72,802	37.34 - 47.42	3,341,139	0.32	0.00 - 0.90	14.20 - 15.23
	2016	57,449	32.70 - 41.34	2,277,324	0.50	0.00 - 0.90	19.14 - 20.21
Russell International	2020	56,036	20.92 - 26.90	1,441,249	1.25	0.35 - 0.90	4.14 - 4.71
Developed Markets Division	2019	54,270	20.09 - 25.69	1,333,193	2.67	0.35 - 0.90	18.65 - 19.30
	2018	55,933	16.93 - 21.54	1,146,049	1.67	0.35 - 0.90	(15.64) - (15.17)
	2017	63,736	20.07 - 24.90	1,542,703	2.62	0.45 - 0.90	23.86 - 24.42
	2016	67,002	16.20 - 20.02	1,306,331	3.03	0.45 - 0.90	1.45 - 1.90
Russell Strategic Bond	2020	24,676	25.19 - 30.64	707,892	1.82	0.35 - 0.90	7.46 - 8.05
Division	2019	26,003	23.44 - 28.40	693,895	2.75	0.35 - 0.90	8.22 - 8.81
	2018	27,754	21.66 - 26.14	680,163	2.12	0.35 - 0.90	(1.70) - (1.16)
	2017	35,646	22.04 - 26.49	893,673	1.35	0.45 - 0.90	2.94 - 3.40
	2016	39,229	21.41 - 25.63	949,307	1.59	0.45 - 0.90	2.18 - 2.64
Russell U.S. Small Cap	2020	41,985	30.02 - 48.78	1,863,741	0.06	0.35 - 0.90	11.69 - 12.31
Equity Division	2019	42,510	26.88 - 43.50	1,681,355	0.57	0.35 - 0.90	21.97 - 22.64
	2018	44,516	22.04 - 35.53	1,439,743	0.46	0.35 - 0.90	(12.76) - (12.28)
	2017	48,085	25.26 - 40.56	1,782,753	0.18	0.45 - 0.90	14.45 - 14.96
	2016	50,721	22.07 - 35.30	1,636,361	0.82	0.45 - 0.90	17.60 - 18.13
Russell U.S. Strategic	2020	95,178	34.88 - 56.87	4,615,172	0.45	0.35 - 0.90	22.73 - 23.41
Equity Division	2019	100,830	28.42 - 46.16	3,972,436	1.07	0.35 - 0.90	29.10 - 29.81
	2018	110,155	22.01 - 35.61	3,330,476	1.14	0.35 - 0.90	(10.45) - (9.96)
	2017	120,239	24.58 - 39.61	4,090,884	1.02	0.45 - 0.90	19.72 - 20.26
	2016	126,635	20.53 - 32.95	3,565,102	1.05	0.45 - 0.90	9.65 - 10.14
VanEck VIP Emerging	2020	33,575	56.02 - 96.69	2,647,573	1.77	0.00 - 0.90	16.20 - 17.25
Markets Division	2019	57,806	48.21 - 82.76	3,665,957	0.37	0.00 - 0.90	29.43 - 30.60
	2018	54,683	37.25 - 63.59	2,671,647	0.30	0.00 - 0.90	(24.17) - (23.49)
	2017	80,962	49.12 - 81.81	5,093,837	0.36	0.00 - 0.90	49.69 - 51.03
	2016	66,650	32.81 - 54.41	2,868,911	0.53	0.00 - 0.90	(0.79) - 0.10

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2020 and 2019 and for the Years Ended December 31, 2020,
2019 and 2018 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

We have audited the accompanying consolidated financial statements of
Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31,
2020, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Tower
Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the
Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

April 9, 2021

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2020 and 2019

                (In millions, except share and per share data)

                                                                                      2020        2019
                                                                                  ------------ ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $21,315 and $14,978, respectively)....................................... $     23,725 $   16,337
Mortgage loans (net of allowance for credit loss of $24 and $11, respectively)...        4,620      3,088
Policy loans.....................................................................        1,713      1,763
Real estate and real estate joint ventures.......................................          329        447
Other limited partnership interests..............................................          539        365
Short-term investments, at estimated fair value..................................            7         23
Annuities funding structured settlement claims...................................        5,426      5,484
Other invested assets (includes $0 and $157, respectively, of leveraged leases)..          447        456
                                                                                  ------------ ----------
   Total investments.............................................................       36,806     27,963
Cash and cash equivalents, principally at estimated fair value...................          675        672
Accrued investment income........................................................          205        169
Premiums, reinsurance and other receivables......................................        4,162      3,950
Deferred policy acquisition costs and value of business acquired.................          397        485
Other assets.....................................................................          186        183
Separate account assets..........................................................        4,342      3,671
                                                                                  ------------ ----------
   Total assets.................................................................. $     46,773 $   37,093
                                                                                  ============ ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $     19,507 $   13,405
Policyholder account balances....................................................        9,529      8,232
Other policy-related balances....................................................        5,847      5,867
Policyholder dividends payable...................................................          105        113
Payables for collateral under securities loaned and other transactions...........        1,776      1,020
Long-term debt...................................................................          106        105
Current income tax payable.......................................................           11         19
Deferred income tax liability....................................................          274        236
Other liabilities................................................................        1,258      1,112
Separate account liabilities.....................................................        4,342      3,671
                                                                                  ------------ ----------
   Total liabilities.............................................................       42,755     33,780
                                                                                  ------------ ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares
  issued and outstanding.........................................................            3          3
Additional paid-in capital.......................................................        2,092      1,822
Retained earnings................................................................          652        609
Accumulated other comprehensive income (loss)....................................        1,271        879
                                                                                  ------------ ----------
   Total stockholder's equity....................................................        4,018      3,313
                                                                                  ------------ ----------
   Total liabilities and stockholder's equity.................................... $     46,773 $   37,093
                                                                                  ============ ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-2

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                           2020        2019        2018
                                                        ----------  ----------  ----------
Revenues
Premiums............................................... $    6,435  $    5,124  $    1,730
Universal life and investment-type product policy fees.        141         190         147
Net investment income..................................      1,261       1,177       1,036
Other revenues.........................................         70          63          31
Net investment gains (losses)..........................         (6)        (24)        (18)
Net derivative gains (losses)..........................        (86)        (80)        115
                                                        ----------  ----------  ----------
   Total revenues......................................      7,815       6,450       3,041
                                                        ----------  ----------  ----------
Expenses
Policyholder benefits and claims.......................      7,117       5,704       2,245
Interest credited to policyholder account balances.....        221         234         240
Policyholder dividends.................................        165         172         148
Other expenses.........................................        234         258         267
                                                        ----------  ----------  ----------
   Total expenses......................................      7,737       6,368       2,900
                                                        ----------  ----------  ----------
   Income (loss) before provision for income tax.......         78          82         141
Provision for income tax expense (benefit).............         15          29          28
                                                        ----------  ----------  ----------
   Net income (loss)................................... $       63  $       53  $      113
                                                        ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-3

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                         2020       2019       2018
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $      63  $      53  $     113
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........       628        768       (555)
Unrealized gains (losses) on derivatives.............................      (134)       (15)        82
Foreign currency translation adjustments.............................         2         14          2
Defined benefit plans adjustment.....................................        --         (1)         4
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), before income tax..............       496        766       (467)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      (104)      (161)        97
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), net of income tax..............       392        605       (370)
                                                                      ---------  ---------  ---------
   Comprehensive income (loss)....................................... $     455  $     658  $    (257)
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                                     MTL-4

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                          Accumulated
                                                    Additional               Other         Total
                                             Common  Paid-in   Retained  Comprehensive Stockholder's
                                             Stock   Capital   Earnings  Income (Loss)    Equity
                                             ------ ---------- --------  ------------- -------------
Balance at December 31, 2017................ $    3 $    1,822 $    741    $    537     $    3,103
Cumulative effects of changes in accounting
  principles, net of income tax.............                       (106)        106             --
Dividends paid to MetLife, Inc..............                       (191)                      (191)
Net income (loss)...........................                        113                        113
Other comprehensive income (loss), net of
  income tax................................                                   (370)          (370)
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2018................      3      1,822      557         273          2,655
Cumulative effects of changes in accounting
  principles, net of income tax.............                         (1)          1             --
Net income (loss)...........................                         53                         53
Other comprehensive income (loss), net of
  income tax................................                                    605            605
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2019................      3      1,822      609         879          3,313
Cumulative effects of changes in accounting
  principles, net of income tax (Note 1)....                        (20)         --            (20)
Capital contribution........................               270                                 270
Net income (loss)...........................                         63                         63
Other comprehensive income (loss), net of
  income tax................................                                    392            392
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2020................ $    3 $    2,092 $    652    $  1,271     $    4,018
                                             ====== ========== ========    ========     ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-5

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                                2020      2019     2018
                                                                              --------  -------  -------
Cash flows from operating activities
Net income (loss)............................................................ $     63  $    53  $   113
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
Depreciation and amortization expenses.......................................       19       10       12
Amortization of premiums and accretion of discounts associated with
  investments, net...........................................................      (31)     (65)     (71)
(Gains) losses on investments, net...........................................        6       24       18
(Gains) losses on derivatives, net...........................................      126       91     (105)
(Income) loss from equity method investments, net of dividends or
  distributions..............................................................       (6)      14       (3)
Interest credited to policyholder account balances...........................      332      234      240
Universal life and investment-type product policy fees.......................     (376)    (190)    (147)
Change in fair value option securities.......................................      (55)      --       --
Change in accrued investment income..........................................      (36)     (22)     (11)
Change in premiums, reinsurance and other receivables........................     (141)      58       (5)
Change in deferred policy acquisition costs and value of business acquired,
  net........................................................................       37       39       44
Change in income tax.........................................................      (69)     (54)      50
Change in other assets.......................................................       (8)       9       42
Change in insurance-related liabilities and policy-related balances..........    3,722    4,014    1,276
Change in other liabilities..................................................       49      (37)      53
Other, net...................................................................      (16)     (46)       5
                                                                              --------  -------  -------
   Net cash provided by (used in) operating activities.......................    3,616    4,132    1,511
                                                                              --------  -------  -------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale..............................    6,794    4,106    4,625
   Equity securities.........................................................       12        5        5
   Mortgage loans............................................................      453      174       94
   Real estate and real estate joint ventures................................       --       10      101
   Other limited partnership interests.......................................       33       31       20
Purchases and originations of:
   Fixed maturity securities available-for-sale..............................  (10,976)  (6,509)  (5,240)
   Equity securities.........................................................      (17)      (2)      (4)
   Mortgage loans............................................................   (1,921)  (1,371)    (709)
   Real estate and real estate joint ventures................................     (113)     (64)     (50)
   Other limited partnership interests.......................................     (197)    (132)     (81)
Cash received in connection with freestanding derivatives....................       31       22       66
Cash paid in connection with freestanding derivatives........................      (45)     (23)     (41)
Net change in policy loans...................................................       50       55       96
Net change in short-term investments.........................................      (47)      63       33
Net change in other invested assets..........................................      (42)      (7)       9
Other, net...................................................................       14        3       --
                                                                              --------  -------  -------
   Net cash provided by (used in) investing activities....................... $ (5,971) $(3,639) $(1,076)
                                                                              --------  -------  -------

       See accompanying notes to the consolidated financial statements.

                                     MTL-6

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                                 2020       2019      2018
                                                                              ----------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits.................................................................. $    4,725  $  3,205  $  1,370
   Withdrawals...............................................................     (3,393)   (3,441)   (1,657)
Net change in payables for collateral under securities loaned and other
  transactions...............................................................        756       (43)      144
Capital contribution.........................................................        270        --        --
Dividends paid to MetLife, Inc...............................................         --        --      (191)
                                                                              ----------  --------  --------
   Net cash provided by (used in) financing activities.......................      2,358      (279)     (334)
                                                                              ----------  --------  --------
   Change in cash and cash equivalents.......................................          3       214       101
Cash and cash equivalents, beginning of year.................................        672       458       357
                                                                              ----------  --------  --------
   Cash and cash equivalents, end of year.................................... $      675  $    672  $    458
                                                                              ==========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest.................................................................. $        8  $      8  $      8
                                                                              ==========  ========  ========
   Income tax................................................................ $       84  $     81  $    (24)
                                                                              ==========  ========  ========
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with
  pension risk transfer transactions......................................... $    2,037  $    637  $     --
                                                                              ==========  ========  ========
Increase in real estate and real estate joint ventures due to the expiration
  of leveraged leases where the underlying assets were real estate........... $      173  $     --  $     --
                                                                              ==========  ========  ========
Transfer of fixed maturity securities available-for-sale from an
  affiliate.................................................................. $      296  $     --  $     --
                                                                              ==========  ========  ========
Transfer of mortgage loans from an affiliate................................. $       84  $     --  $     --
                                                                              ==========  ========  ========
Transfer of real estate to an affiliate...................................... $      380  $     --  $     --
                                                                              ==========  ========  ========
Reclassification of certain fixed maturity securities available-for-sale as
  fair value option securities............................................... $      131  $     --  $     --
                                                                              ==========  ========  ========

       See accompanying notes to the consolidated financial statements.

                                     MTL-7

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries
(collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The
Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom ("U.K.") longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

   In April 2018, MTL re-domesticated from Delaware to Nebraska and merged with its affiliate, General American Life Insurance Company ("GALIC"). The surviving entity of the merger was MTL. See Note 2 for further information on the merger transaction.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  COVID

     The global outbreak of the coronavirus ("COVID-19") has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Company's operations, business, financial results, or financial condition.

  Consolidation

     The accompanying consolidated financial statements include the accounts of
  MTL and its subsidiaries, as well as partnerships in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

                                     MTL-8

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .   investment objectives are directed by the contractholder; and

   .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   3
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            4
-------------------------------------------------------------------------------
Reinsurance                                                                 5
-------------------------------------------------------------------------------
Investments                                                                 6
-------------------------------------------------------------------------------
Derivatives                                                                 7
-------------------------------------------------------------------------------
Fair Value                                                                  8
-------------------------------------------------------------------------------
Income Tax                                                                  12
-------------------------------------------------------------------------------
Litigation Contingencies                                                    13

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended

                                     MTL-9

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   to estimate the experience for the period the policy benefits are payable.
   Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments.
   The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 3, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line.
   The methods used to determine these estimates are continually reviewed.
   Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

                                    MTL-10

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

                                    MTL-11

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     DAC and VOBA are amortized as follows:

                                       In proportion to the following over
Products:                                estimated lives of the contracts:
--------------------------------------------------------------------------------
..   Nonparticipating and                 Actual and expected future gross
    non-dividend-paying traditional    premiums.
    contracts:
   .   Term insurance
   .   Nonparticipating whole life
       insurance
--------------------------------------------------------------------------------
..   Participating, dividend-paying       Actual and expected future gross
    traditional contracts              margins.
--------------------------------------------------------------------------------
..   Fixed and variable universal life    Actual and expected future gross
    contracts                          profits.
..   Fixed and variable deferred
    annuity contracts
--------------------------------------------------------------------------------

     See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded
  (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating

                                    MTL-12

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.
  In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded.
  Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, intent-to-sell impairments, as well as provisions for credit loss in the allowance for credit loss ("ACL") on fixed maturity securities available-for-sale ("AFS"), mortgage loans and subsequent changes in the ACL or for impairment losses on real estate investments and other asset classes, are reported within net investment gains (losses), unless otherwise stated
   herein. Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities AFS and mortgage loans.

   Fixed Maturity Securities

      The Company's fixed maturity securities are classified as AFS and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 6 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of

                                    MTL-13

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates.

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 6 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

      Prior to January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company has the intent to sell the security, or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors was recorded in OCI.

      On January 1, 2020, the Company adopted accounting standards update
   ("ASU") 2016-13, Financial Instruments-Credit Losses (Topic 326) Measurement
   of Credit Losses on Financial Instruments ("ASU 2016-13"), using a modified retrospective approach. Under ASU 2016-13, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company had the intent to sell the security;
   or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as a credit loss by establishing an ACL with a corresponding charge to earnings in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost.
   This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI.

      The new credit loss guidance also replaces the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment.
   Upon adoption, the replacement of the PCI model did not have a material impact on the Company's consolidated financial statements.

   Mortgage Loans

      ASU 2016-13 requires an ACL based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, as described in Note 6.

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans

                                    MTL-14

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

      The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes amounts are not collectible. Gain or loss upon charge-off is recorded, net of previously established ACL, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded in net investment gains.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting or the fair value option
   ("FVO") for real estate joint ventures and other limited partnership interests ("investee") when it has more than a minor ownership

                                    MTL-15

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   interest or more than a minor influence over the investee's operations. The
   Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .   Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .   Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .   Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   .   Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

                                    MTL-16

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
       (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .   Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The
       Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee.
   The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains
   (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Net investment income                  .   Economic hedges of FVO Securities
                                            which are linked to equity indices

                                    MTL-17

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability--in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

   .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the

                                    MTL-18

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .   the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .   the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .   a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes
  (and the benefits of tax attributes

                                    MTL-19

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the
  "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

   .   future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the

                                    MTL-20

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

     In December 2017, H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 12 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin 118
  ("SAB 118") provisional amounts.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the
  Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $106 million at both December 31, 2020 and
   2019. Accumulated depreciation was $95 million and $92 million at
   December 31, 2020 and 2019, respectively. Related depreciation expense was
   $4 million, $4 million and $3 million for the years ended December 31, 2020,
   2019 and 2018, respectively. As of December 31, 2020, total minimum rental payments to be received in the future under non-cancelable leases was
   $10 million, $2 million, $2 million, $2 million, $1 million and $1 million for the years ended December 31, 2021, 2022, 2023, 2024, 2025 and years thereafter, respectively. See Note 14 for information on rental revenues related to a lease agreement with an affiliate.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements, rental income with affiliates and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

                                    MTL-21

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of Directors.
   The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

   Employee Benefit Plans

      Pension, postretirement and postemployment benefits are provided to associates under plans sponsored by affiliates of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from affiliates.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses)
   in the period in which they occur.

                                    MTL-22

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of ASUs to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

     The table below describes the impacts of the ASUs adopted by the Company, effective during 2020 and 2019.

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2020-04,       The new guidance   Effective for      The new guidance
  Reference Rate     provides optional  contract           reduces the
  Reform (Topic      expedients and     modifications      operational and
  848):              exceptions for     made between       financial impacts
  Facilitation of    applying GAAP to   March 12, 2020     of contract
  the Effects of     contracts,         and December 31,   modifications
  Reference Rate     hedging            2022               that replace a
  Reform on          relationships and                     reference rate,
  Financial          other                                 such as London
  Reporting; as      transactions                          Interbank Offered
  clarified and      affected by                           Rate (LIBOR),
  amended by ASU     reference rate                        affected by
  2021-01,           reform if certain                     reference rate
  Reference Rate     criteria are met.                     reform. The
  Reform (Topic      The expedients                        adoption of the
  848): Scope        and exceptions                        new guidance
                     provided by the                       provides relief
                     amendments do not                     from current GAAP
                     apply to contract                     and is not
                     modifications                         expected to have
                     made and hedging                      a material impact
                     relationships                         on the Company's
                     entered into or                       consolidated
                     evaluated after                       financial
                     December 31,                          statements. The
                     2022, with                            Company will
                     certain                               continue to
                     exceptions. ASU                       evaluate the
                     2021-01 amends                        impacts of
                     the scope of the                      reference rate
                     recent reference                      reform on
                     rate reform                           contract
                     guidance. New                         modifications and
                     optional                              hedging
                     expedients allow                      relationships
                     derivative                            through
                     instruments                           December 31, 2022.
                     impacted by
                     changes in the
                     interest rate
                     used for
                     margining,
                     discounting, or
                     contract price
                     alignment (i.e.,
                     discount
                     transition) to
                     qualify for
                     certain optional
                     relief.
  ---------------------------------------------------------------------------

                                    MTL-23

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2016-13,       The new guidance   January 1, 2020    The adoption of
  Financial          requires an ACL    for substantially  this guidance
  Instruments-Credit based on the       all financial      resulted in a
  Losses (Topic      expected lifetime  assets, the        $20 million, net
  326): Measurement  credit loss on     Company adopted    of income tax,
  of Credit Losses   financing          using a modified   decrease to
  on Financial       receivables        retrospective      retained earnings
  Instruments, as    carried at         approach. For      primarily related
  clarified and      amortized cost,    previously         to the Company's
  amended by ASU     including, but     impaired fixed     mortgage loan
  2018-19,           not limited to,    maturity           investments. The
  Codification       mortgage loans,    securities AFS     Company has
  Improvements to    premium            and certain fixed  included the
  Topic 326,         receivables,       maturity           required
  Financial          reinsurance        securities AFS     disclosures
  Instruments-Credit receivables and    acquired with      within Note 6.
  Losses; ASU        leveraged and      evidence of
  2019-04,           direct financing   credit quality
  Codification       leases.            deterioration
  Improvements to    The former model   since
  Topic 326,         for OTTI on fixed  origination, the
  Financial          maturity           Company adopted
  Instruments-Credit securities AFS     prospectively on
  Losses, Topic      has been modified  January 1, 2020.
  815, Derivatives   and requires the
  and Hedging, and   recording of an
  Topic 825,         ACL instead of a
  Financial          reduction of the
  Instruments; ASU   amortized cost.
  2019-05,           Any improvements
  Financial          in expected
  Instruments-Credit future cash flows
  Losses (Topic      will no longer be
  326): Targeted     reflected as a
  Transition         prospective yield
  Relief; and ASU    adjustment, but
  2019-11,           instead will be
  Codification       reflected as a
  Improvements to    reduction in the
  Topic 326,         ACL. The new
  Financial          guidance also
  Instruments-Credit replaces the
  Losses             model for PCI
                     fixed maturity
                     securities AFS
                     and financing
                     receivables and
                     requires the
                     establishment of
                     an ACL at
                     acquisition,
                     which is added to
                     the purchase
                     price to
                     establish the
                     initial amortized
                     cost of the
                     investment.
                     The new guidance
                     also requires
                     enhanced
                     disclosures.

                                    MTL-24

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2020 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                                                Impact on
                                         Effective Date and     Financial
      Standard           Description     Method of Adoption    Statements
  ----------------------------------------------------------------------------
  ASU 2019-12,       The new guidance    January 1, 2021.   The new guidance
  Income Taxes       simplifies the      The new guidance   will not have a
  (Topic 740):       accounting for      should be applied  material impact
  Simplifying the    income taxes by     either on a        on the Company's
  Accounting for     removing certain    retrospective,     consolidated
  Income Taxes       exceptions to the   modified           financial
                     tax accounting      retrospective or   statements and
                     guidance and        prospective basis  will be adopted
                     providing           based on the       on a prospective
                     clarification to    items to which     basis.
                     other specific      the amendments
                     tax accounting      relate. Early
                     guidance to         adoption is
                     eliminate           permitted.
                     variations in
                     practice.
                     Specifically, it
                     removes the
                     exceptions
                     related to the a)
                     incremental
                     approach for
                     intraperiod tax
                     allocation when
                     there is a loss
                     from continuing
                     operations and
                     income or a gain
                     from other items,
                     b) recognition of
                     a deferred tax
                     liability when
                     foreign
                     investment
                     ownership changes
                     from equity
                     method investment
                     to consolidated
                     subsidiary and
                     vice versa and c)
                     use of interim
                     period tax
                     accounting for
                     year-to-date-losses
                     that exceed
                     anticipated
                     losses. The
                     guidance also
                     simplifies the
                     application of
                     the income tax
                     guidance for
                     franchise taxes
                     that are
                     partially based
                     on income and the
                     accounting for
                     tax law changes
                     during interim
                     periods,
                     clarifies the
                     accounting for
                     transactions that
                     result in a
                     step-up in tax
                     basis of
                     goodwill,
                     provides for the
                     option to elect
                     allocation of
                     consolidated
                     income taxes to
                     entities
                     disregarded by
                     taxing
                     authorities for
                     their stand-alone
                     reporting, and
                     requires that an
                     entity reflect
                     the effect of an
                     enacted change in
                     tax laws or rates
                     in the annual
                     effective tax
                     rate computation
                     in the interim
                     period that
                     includes the
                     enactment date.
  ----------------------------------------------------------------------------

                                    MTL-25

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                                                Impact on
                                         Effective Date and     Financial
       Standard          Description     Method of Adoption    Statements
  ----------------------------------------------------------------------------
  ASU 2018-12,        The new guidance   January 1, 2023,   The
  Financial           (i) prescribes     to be applied      implementation
  Services--Insurance the discount rate  retrospectively    efforts of the
  (Topic 944):        to be used in      to January 1,      Company and the
  Targeted            measuring the      2021 (with early   evaluation of the
  Improvements to     liability for      adoption           impact of the new
  the Accounting      future policy      permitted).        guidance are in
  for Long-Duration   benefits for                          progress. Given
  Contracts, as       traditional and                       the nature and
  amended by ASU      limited payment                       extent of the
  2019-09,            long-duration                         required changes
  Financial           contracts, and                        to a significant
  Services--Insurance requires                              portion of the
  (Topic 944):        assumptions for                       Company's
  Effective Date,     those liability                       operations, the
  as amended by ASU   valuations to be                      adoption of this
  2020-11,            updated after                         guidance is
  Financial           contract                              expected to have
  Services--Insurance inception,                            a material impact
  (Topic 944):        (ii) requires                         on its
  Effective Date      more market-based                     consolidated
  and Early           product                               financial
  Application         guarantees on                         statements.
                      certain separate
                      account and other
                      account balance
                      long-duration
                      contracts to be
                      accounted for at
                      fair value,
                      (iii) simplifies
                      the amortization
                      of DAC for
                      virtually all
                      long-duration
                      contracts, and
                      (iv) introduces
                      certain financial
                      statement
                      presentation
                      requirements, as
                      well as
                      significant
                      additional
                      quantitative and
                      qualitative
                      disclosures. The
                      amendments in ASU
                      2019-09 defer the
                      effective date of
                      ASU 2018-12 to
                      January 1, 2022
                      for all entities,
                      and the
                      amendments in ASU
                      2020-11 further
                      defer the
                      effective date of
                      ASU 2018-12 for
                      an additional one
                      year to
                      January 1, 2023
                      for all entities.
  ----------------------------------------------------------------------------

2. Merger

   In April 2018, MTL merged with its affiliate, GALIC, a wholly-owned subsidiary of MetLife, Inc. and a U.S. life insurance company (the "Merger").
The surviving entity of the Merger was MTL, which re-domesticated from Delaware to Nebraska immediately prior to the Merger. The Merger represents a transaction among entities under common control and was accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes were presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods were retrospectively adjusted.

                                    MTL-26

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 11%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 2% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health insurance           The net level premium method and
                                        assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

   Participating business represented 32% of the Company's life insurance in-force at both December 31, 2020 and 2019. Participating policies represented
94% of gross traditional life insurance premiums for each of the years ended
December 31, 2020, 2019 and 2018.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization.
Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the
Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MTL-27

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                     Annuity
                                    Contracts   Universal Life Contracts
                                  ------------- -----------------------
                                   Guaranteed
                                  Annuitization Secondary     Paid-Up
                                    Benefits    Guarantees   Guarantees  Total
                                  ------------- ----------   ----------  -----
                                                (In millions)
    Direct:
    Balance at January 1, 2018...    $    6      $    113       $239     $358
    Incurred guaranteed benefits.        --            15          6       21
    Paid guaranteed benefits.....        --            --         --       --
                                     ------      --------       ----     ----
    Balance at December 31, 2018.         6           128        245      379
    Incurred guaranteed benefits.        --            43         38       81
    Paid guaranteed benefits.....        --            (5)       (22)     (27)
                                     ------      --------       ----     ----
    Balance at December 31, 2019.         6           166        261      433
    Incurred guaranteed benefits.        --            60         38       98
    Paid guaranteed benefits.....        --           (10)       (32)     (42)
                                     ------      --------       ----     ----
    Balance at December 31, 2020.    $    6      $    216       $267     $489
                                     ======      ========       ====     ====
    Ceded:
    Balance at January 1, 2018...    $   --      $    113       $167     $280
    Incurred guaranteed benefits.        --            15          4       19
    Paid guaranteed benefits.....        --            --         --       --
                                     ------      --------       ----     ----
    Balance at December 31, 2018.        --           128        171      299
    Incurred guaranteed benefits.        --            43         32       75
    Paid guaranteed benefits.....        --            (5)       (16)     (21)
                                     ------      --------       ----     ----
    Balance at December 31, 2019.        --           166        187      353
    Incurred guaranteed benefits.        --            60         28       88
    Paid guaranteed benefits.....        --           (10)       (23)     (33)
                                     ------      --------       ----     ----
    Balance at December 31, 2020.    $   --      $    216       $192     $408
                                     ======      ========       ====     ====
    Net:
    Balance at January 1, 2018...    $    6      $     --       $ 72     $ 78
    Incurred guaranteed benefits.        --            --          2        2
    Paid guaranteed benefits.....        --            --         --       --
                                     ------      --------       ----     ----
    Balance at December 31, 2018.         6            --         74       80
    Incurred guaranteed benefits.        --            --          6        6
    Paid guaranteed benefits.....        --            --         (6)      (6)
                                     ------      --------       ----     ----
    Balance at December 31, 2019.         6            --         74       80
    Incurred guaranteed benefits.        --            --         10       10
    Paid guaranteed benefits.....        --            --         (9)      (9)
                                     ------      --------       ----     ----
    Balance at December 31, 2020.    $    6      $     --       $ 75     $ 81
                                     ======      ========       ====     ====

                                    MTL-28

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                December 31,
                                                             ---------------------
                                                               2020       2019
                                                             ---------  ---------
                                                                     At
                                                                Annuitization
                                                             ---------------------
                                                             (Dollars in millions)
Annuity Contracts:
Total account value (1), (2)................................ $     245  $     247
Net amount at risk (3)...................................... $      45  $      45
Average attained age of contractholders.....................  70 years   69 years

                                                                December 31, 2020       December 31, 2019
                                                             ----------------------- -----------------------
                                                             Secondary    Paid-Up    Secondary    Paid-Up
                                                             Guarantees  Guarantees  Guarantees  Guarantees
                                                             ----------- ----------- ----------- -----------
                                                                          (Dollars in millions)
Universal Life Contracts:
Total account value (2)..................................... $     1,719 $     1,948 $     1,729 $     2,041
Net amount at risk (4)...................................... $     9,999 $     8,032 $    10,450 $     8,615
Average attained age of policyholders.......................    70 years    66 years    69 years    65 years
--------
(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(4)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2020    2019
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    35 $    26
                        Balanced........       3       4
                        Bond............       3       3
                                         ------- -------
                           Total........ $    41 $    33
                                         ======= =======

                                    MTL-29

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

   See Note 6 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   Beginning in 2020, the Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company issued
$1.1 billion for the year ended December 31, 2020 and repaid $4 million of such funding agreements. At December 31, 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, was
$1.1 billion.

   MTL is or was a member of regional FHLBs. Holdings of common stock of regional FHLBs, included in other invested assets, were as follows at:

                                                                December 31,
                                                               ---------------
                                                                2020    2019
                                                               ------- -------
                                                                (In millions)
  FHLB of New York............................................ $    47 $    --
  FHLB of Des Moines.......................................... $     2 $     4
  FHLB of Pittsburgh.......................................... $    -- $    35

   The Company has also entered into funding agreements with regional FHLBs.
The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                 Liability       Collateral (2)
                                                             ----------------- -------------------
                                                                         December 31,
                                                             -------------------------------------
                                                               2020     2019      2020      2019
                                                             -------- -------- ---------- --------
                                                                         (In millions)
FHLB of New York (1)........................................ $    955 $     -- $    1,281 $     --
FHLB of Des Moines (1)...................................... $     50 $    100 $       72 $    141
FHLB of Pittsburgh (1)...................................... $     -- $    775 $       -- $    895
--------
(1) Represents funding agreements issued to the applicable regional FHLB in exchange for cash and for which such regional FHLB has been granted a lien on certain assets, some of which are in the custody of such regional FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such regional FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable regional FHLB's recovery on the collateral is limited to the amount of the Company's liability to such regional FHLB.

                                    MTL-30

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2020        2019        2018
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      343  $      295  $      267
   Less: Reinsurance recoverables..............................        185         166         157
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        158         129         110
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        438         373         423
   Prior years (1).............................................         60          35          30
                                                                ----------  ----------  ----------
       Total incurred..........................................        498         408         453
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (421)       (343)       (403)
   Prior years.................................................        (60)        (36)        (31)
                                                                ----------  ----------  ----------
       Total paid..............................................       (481)       (379)       (434)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        175         158         129
   Add: Reinsurance recoverables...............................        174         185         166
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      349  $      343  $      295
                                                                ==========  ==========  ==========
--------
(1)For the years ended December 31, 2020, 2019 and 2018, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $4.0 billion and $3.4 billion at
December 31, 2020 and 2019, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $365 million and $310 million at December 31, 2020 and 2019, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 4.89% and 5.40% at December 31, 2020 and 2019, respectively.

   For the years ended December 31, 2020, 2019 and 2018, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

                                    MTL-31

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA

                                    MTL-32

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                                    MTL-33

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

   Information regarding DAC and VOBA was as follows:

                                                        Years Ended December 31,
                                                   ----------------------------------
                                                      2020        2019        2018
                                                   ----------  ----------  ----------
                                                              (In millions)
DAC:
Balance at January 1,............................. $      446  $      538  $      543
Capitalizations...................................         41          39          44
Amortization related to:
Net investment gains (losses) and net derivative
  gains (losses)..................................          1           1          (2)
Other expenses....................................        (77)        (78)        (80)
                                                   ----------  ----------  ----------
   Total amortization.............................        (76)        (77)        (82)
                                                   ----------  ----------  ----------
Unrealized investment gains (losses)..............        (50)        (54)         33
                                                   ----------  ----------  ----------
Balance at December 31,...........................        361         446         538
                                                   ----------  ----------  ----------
VOBA:
Balance at January 1,.............................         39          40          39
Amortization related to other expenses............         (2)         --          (4)
Unrealized investment gains (losses)..............         (1)         (1)          5
                                                   ----------  ----------  ----------
Balance at December 31,...........................         36          39          40
                                                   ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,........................... $      397  $      485  $      578
                                                   ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                        VOBA
                                    -------------
                                    (In millions)
                              2021.   $      4
                              2022.   $      4
                              2023.   $      5
                              2024.   $      5
                              2025.   $      4

5. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The
Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial

                                    MTL-34

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2020 and
2019, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.

   The Company has secured certain reinsurance recoverable balances with various forms for collateral, including secured trusts and funds withheld accounts. The Company had $1.3 billion and $926 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2020 and 2019, respectively.

   At December 31, 2020, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.0 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2019, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.5 billion, or 93%, were with the
Company's five largest unaffiliated ceded reinsurers, including $653 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

                                    MTL-35

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2020       2019       2018
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   5,952  $   4,675  $   1,266
  Reinsurance assumed.......................       743        708        732
  Reinsurance ceded.........................      (260)      (259)      (268)
                                             ---------  ---------  ---------
     Net premiums........................... $   6,435  $   5,124  $   1,730
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     428  $     437  $     458
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (287)      (247)      (311)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     141  $     190  $     147
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   7,102  $   5,613  $   2,181
  Reinsurance assumed.......................       667        564        599
  Reinsurance ceded.........................      (652)      (473)      (535)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   7,117  $   5,704  $   2,245
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     322  $     339  $     341
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (101)      (105)      (101)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     221  $     234  $     240
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     137  $     158  $     182
  Reinsurance assumed.......................       124        133        131
  Reinsurance ceded.........................       (27)       (33)       (46)
                                             ---------  ---------  ---------
     Net other expenses..................... $     234  $     258  $     267
                                             =========  =========  =========

                                    MTL-36

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2020                            2019
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $   110 $  150  $3,902  $ 4,162 $    31 $  137  $3,782  $ 3,950
Deferred policy acquisition
  costs and value of business
  acquired....................     181    306     (90)     397     182    387     (84)     485
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   291 $  456  $3,812  $ 4,559 $   213 $  524  $3,698  $ 4,435
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $16,743 $2,764  $   --  $19,507 $10,933 $2,472  $   --  $13,405
Other policy-related
  balances....................   5,743    105      (1)   5,847   5,784     74       9    5,867
Other liabilities.............     406     44     808    1,258     353     53     706    1,112
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $22,892 $2,913  $  807  $26,612 $17,070 $2,599  $  715  $20,384
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$987 million and $953 million at December 31, 2020 and 2019, respectively. The deposit liabilities on reinsurance were $2 million at both December 31, 2020 and 2019.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company and MetLife
Insurance K.K., each of which is a related party. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company, a former subsidiary of MetLife, Inc. which was a related party through June 2018. The
Company entered into reinsurance transactions with Brighthouse Life Insurance
Company in the normal course of business and such transactions will continue based upon business needs.

                                    MTL-37

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2020      2019      2018
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
Reinsurance assumed............................................ $    111  $    111  $    314
Reinsurance ceded..............................................       (2)       (3)       (9)
                                                                --------  --------  --------
   Net premiums................................................ $    109  $    108  $    305
                                                                ========  ========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................       (1)       (1)      (45)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $     (1) $     (1) $    (45)
                                                                ========  ========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $    101  $     97  $    255
Reinsurance ceded..............................................       (1)       (4)      (18)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $    100  $     93  $    237
                                                                ========  ========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................      (29)      (30)      (65)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $    (29) $    (30) $    (65)
                                                                ========  ========  ========
Other expenses
Reinsurance assumed............................................ $     19  $     15  $     65
Reinsurance ceded..............................................       --        --       (18)
                                                                --------  --------  --------
   Net other expenses.......................................... $     19  $     15  $     47
                                                                ========  ========  ========

                                    MTL-38

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       ---------------------------------------
                                                              2020                2019
                                                       ------------------- -------------------
                                                       Assumed    Ceded    Assumed    Ceded
                                                       -------- ---------- -------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     30 $    1,034 $     31 $    1,009
Deferred policy acquisition costs and value of
  business acquired...................................       88         --      100         --
                                                       -------- ---------- -------- ----------
   Total assets....................................... $    118 $    1,034 $    131 $    1,009
                                                       ======== ========== ======== ==========
Liabilities
Future policy benefits................................ $    611 $       -- $    536 $       --
Other policy-related balances.........................        8         --        7         --
Other liabilities.....................................        9         --        9         --
                                                       -------- ---------- -------- ----------
   Total liabilities.................................. $    628 $       -- $    552 $       --
                                                       ======== ========== ======== ==========

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.0 billion of unsecured affiliated reinsurance recoverable balances at both December 31, 2020 and 2019.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $985 million and $951 million at December 31, 2020 and 2019, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2020 and 2019.

6. Investments

   See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities
("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of ACL and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                                    MTL-39

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS, certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are collectively, "Structured Products." In accordance with new credit loss guidance adopted January 1, 2020, securities that incurred a credit loss after December 31, 2019 and were still held as of
  December 31, 2020, are presented net of ACL. In accordance with previous guidance, both the temporary loss and OTTI loss are presented for securities that were in an unrealized loss position as of December 31, 2019.

                                 December 31, 2020                              December 31, 2019
                      ------------------------------------------ -----------------------------------------------
                                      Gross Unrealized                          Gross Unrealized
                                      ----------------                     --------------------------
                                                       Estimated                                       Estimated
                      Amortized                          Fair    Amortized        Temporary    OTTI      Fair
Sector                  Cost     ACL  Gains    Losses    Value     Cost    Gains   Losses   Losses (1)   Value
--------------------  --------- -----  ------  ------  --------- --------- ------ --------- ---------- ---------
                                                           (In millions)
U.S. corporate....... $  7,193  $  -- $  877   $   8    $ 8,062   $ 4,881  $  499   $   5     $  --     $ 5,375
Foreign corporate....    3,782     --    547      19      4,310     2,883     271      34        --       3,120
U.S. government and
  agency.............    3,517     --    372      13      3,876     1,866     230       8        --       2,088
RMBS.................    2,035     --    124       3      2,156     1,756      79       4        (1)      1,832
Foreign government...    1,504     --    360       1      1,863     1,424     256      10        --       1,670
CMBS.................    1,306     --     66       6      1,366     1,018      33       2        --       1,049
ABS..................    1,235     --     16       5      1,246       818       5       6        --         817
Municipals...........      743     --    104       1        846       332      56       2        --         386
                      --------  -----  ------  -----    -------   -------  ------   -----     -----     -------
   Total fixed
     maturity
     securities AFS.. $ 21,315  $  -- $2,466   $  56    $23,725   $14,978  $1,429   $  71     $  (1)    $16,337
                      ========  =====  ======  =====    =======   =======  ======   =====     =====     =======
--------
(1)Noncredit OTTI losses included in accumulated other comprehensive income
   ("AOCI") in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

     Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual

                                    MTL-40

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  prepayments received and currently anticipated. Prepayment assumptions for
  Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other
  Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

     The amortized cost, net of ACL and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2020:

                                                                    Due After Five
                                                      Due After One     Years                                Total Fixed
                                          Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                                         Year or Less  Five Years       Years          Years      Products  Securities AFS
                                         ------------ ------------- -------------- ------------- ---------- --------------
                                                                           (In millions)
Amortized cost, net of ACL..............   $    642    $    3,704     $    3,686    $    8,707   $    4,576  $    21,315
Estimated fair value....................   $    662    $    3,894     $    4,166    $   10,235   $    4,768  $    23,725

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position. Included in the table below are securities without an ACL

                                    MTL-41

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  as of December 31, 2020, in accordance with new credit loss guidance adopted
  January 1, 2020. Also included in the table below are all securities in an unrealized loss position as of December 31, 2019, in accordance with previous guidance.

                                        December 31, 2020                           December 31, 2019
                            ------------------------------------------ -------------------------------------------
                                                  Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                            --------------------- -------------------- --------------------- ---------------------
                                         Gross    Estimated   Gross                 Gross                 Gross
                            Estimated  Unrealized   Fair    Unrealized Estimated  Unrealized Estimated  Unrealized
Sector & Credit Quality     Fair Value   Losses     Value     Losses   Fair Value   Losses   Fair Value   Losses
--------------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                            (Dollars in millions)
U.S. corporate.............  $    433    $   7     $   15     $   1     $    238    $   2      $   55     $   3
Foreign corporate..........       260       13         71         6          181        3         344        31
U.S. government and
  agency...................       995       13         --        --          926        8          --        --
RMBS.......................       119        1         21         1          263        3          12        --
Foreign government.........        28        1         23         1          104        1         108         9
CMBS.......................       266        4         35         2          318        2          29        --
ABS........................       306        1        155         4          188        2         255         4
Municipals.................        50        1         --        --           79        2          --        --
                             --------    -----     ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  2,457    $  41     $  320     $  15     $  2,297    $  23      $  803     $  47
                             ========    =====     ======     =====     ========    =====      ======     =====
Investment grade...........     2,290       34        305        14        2,246       22         742        42
Below investment grade.....       167        7         15         1           51        1          61         5
                             --------    -----     ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  2,457    $  41     $  320     $  15     $  2,297    $  23      $  803     $  47
                             ========    =====     ======     =====     ========    =====      ======     =====
Total number of securities
  in an unrealized loss
  position.................       579                 124                    401                  257
                             ========              ======               ========               ======

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic

                                    MTL-42

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security,
   (viii) changes in the rating of the security by a rating agency, and
   (ix) other subjective factors, including concentrations and information obtained from regulators.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

   .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

   .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
       the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

      With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

      After the adoption of new credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the
   Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recorded within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible.
   Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the

                                    MTL-43

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

      In accordance with the previous guidance, methodologies to evaluate the recoverability of a security in an unrealized loss position were similar, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains (losses) from reduction of the ACL instead such increases in value were recorded as unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

      During the year ended December 31, 2020, there were no provision for credit loss recorded on fixed maturity securities AFS and accordingly, there was no ACL as of December 31, 2020.

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

      Gross unrealized losses on securities without an ACL decreased
   $14 million for the year ended December 31, 2020 to $56 million primarily due to decreases in interest rates and movement in foreign currency exchange rates, partially offset by widening credit spreads.

      Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $15 million at December 31, 2020, or 27% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

      Of the $15 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $14 million, or 93%, were related to 118 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

      Of the $15 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $1 million, or 7%, were related to 6 below investment grade securities. Unrealized losses on below investment grade securities are principally related to ABS and U.S. and foreign corporate securities
   (primarily industrial and utility) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since

                                    MTL-44

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   purchase. Management evaluates ABS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security. Management evaluates U.S. corporate and foreign corporate securities based on factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers.

   Current Period Evaluation

      At December 31, 2020, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2020.

      Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                  December 31,
                                  --------------------------------------------
                                           2020                   2019
                                  ---------------------  ---------------------
                                   Carrying     % of      Carrying     % of
 Portfolio Segment                  Value       Total      Value       Total
 -------------------------------  ----------  ---------  ----------  ---------
                                              (Dollars in millions)
 Mortgage loans:
 Commercial...................... $    2,179       47.1% $    1,663       53.9%
 Agricultural....................      1,593       34.5         759       24.6
 Residential.....................        872       18.9         677       21.9
                                  ----------  ---------  ----------  ---------
    Total amortized cost.........      4,644      100.5       3,099      100.4
 Allowance for credit loss.......        (24)      (0.5)        (11)      (0.4)
                                  ----------  ---------  ----------  ---------
    Total mortgage loans, net.... $    4,620      100.0% $    3,088      100.0%
                                  ==========  =========  ==========  =========

     The amount of net discounts, included within total amortized cost, primarily attributable to residential mortgage loans, was $7 million and
  $15 million at December 31, 2020 and 2019, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 and 2019 was $10 million and
  $8 million; $15 million and $7 million; and $7 million and $5 million, respectively.

     Purchases of mortgage loans, primarily residential, were $511 million and
  $705 million for the years ended December 31, 2020 and 2019,respectively.

                                    MTL-45

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The Company purchases mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2020, 2019 and 2018 were
  $1.1 billion, $565 million and $576 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $209 million,
  $224 million and $125 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

  Allowance for Credit Loss Rollforward by Portfolio Segment

      The changes in the ACL, by portfolio segment, were as follows:

                                                                     For the Years Ended December 31,
                       ----------------------------------------------------------------------------------------------
                                         2020                                      2019
                       ----------------------------------------- ----------------------------------------- ----------
                       Commercial Agricultural Residential Total Commercial Agricultural Residential Total Commercial
                       ---------- ------------ ----------- ----- ---------- ------------ ----------- ----- ----------
                                                                               (In millions)
Balance at
 January 1,...........    $ 9         $ 2          $--      $11     $ 7         $ 2          $--      $ 9     $ 6
Additions:
Provision
 (release)............      6           4            3       13       2          --           --        2       1
Adoption of new
 credit loss
 guidance.............     (4)          3            1       --      --          --           --       --      --
Initial credit losses
 on PCD
 loans (1)............     --          --           --       --      --          --           --       --      --
Reductions:...........
Charge-offs, net of
 recoveries...........     --          --           --       --      --          --           --       --      --
                          ---         ---          ---      ---     ---         ---          ---      ---     ---
Balance at
 December 31,.........    $11         $ 9          $ 4      $24     $ 9         $ 2          $--      $11     $ 7
                          ===         ===          ===      ===     ===         ===          ===      ===     ===

                       -------------------------------
                               2018
                       -------------------------------
                       Agricultural Residential Total
                       ------------ ----------- -----

Balance at
 January 1,...........     $--          $--      $ 6
Additions:
Provision
 (release)............       2           --        3
Adoption of new
 credit loss
 guidance.............      --           --       --
Initial credit losses
 on PCD
 loans (1)............      --           --       --
Reductions:...........
Charge-offs, net of
 recoveries...........      --           --       --
                           ---          ---      ---
Balance at
 December 31,.........     $ 2          $--      $ 9
                           ===          ===      ===
--------
(1)Represents the initial credit losses on purchased mortgage loans accounted for as purchased financial assets with credit deterioration ("PCD").

   Allowance for Credit Loss Methodology

      After the adoption of new credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management: (i) pools mortgage loans that share similar risk characteristics, (ii) considers expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considers past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk

                                    MTL-46

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs") (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the
   ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

      In accordance with the previous guidance, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required, (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans'
   original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period

                                    MTL-47

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

      Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

      For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The
   Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

      Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments is recorded within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are

                                    MTL-48

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, during 2020 the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
  the Consolidated Appropriations Act, 2021 and the Interagency Statement on
  Loan Modifications and Reporting for Financial Institutions Working with
  Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
  issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income.

   Commercial

      For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $4 million at
   December 31, 2020.

   Agricultural

      For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to 12 months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $0 at December 31, 2020.

   Residential

      For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $1 million at December 31, 2020.

                                    MTL-49

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   Troubled Debt Restructurings

      The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act,
   2021 and the Interagency Statement on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which if not significant are not classified as TDRs, while more significant concessions are classified as
   TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

      For both the years ended December 31, 2020 and 2019, the Company did not have any commercial mortgage loans and residential mortgage loans modified in a troubled debt restructuring.

      For the year ended December 31, 2020, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company did not have any agricultural mortgage loans modified in a troubled debt restructuring.

      For both years ended December 31, 2020 and 2019, the Company did not have mortgage loans modified in a troubled debt restructuring with subsequent payment default.

  Credit Quality of Mortgage Loans by Portfolio Segment

     The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

Credit Quality                                              Revolving           % of
Indicator          2020   2019   2018   2017   2016  Prior    Loans    Total    Total
----------------- ------ ------ ------ ------ ------ ------ --------- -------- -------
                                          (Dollars in millions)
LTV ratios:
Less than 65%.... $  377 $  356 $  250 $  134 $  120 $  342   $  --   $  1,579    72.5%
65% to 75%.......    153    148     68     47      5     61      --        482    22.1
76% to 80%.......     --     --      2      9      5     15      --         31     1.4
Greater than 80%.     --     --     13      1      1     72      --         87     4.0
                  ------ ------ ------ ------ ------ ------   -----   -------- -------
   Total......... $  530 $  504 $  333 $  191 $  131 $  490   $  --   $  2,179   100.0%
                  ====== ====== ====== ====== ====== ======   =====   ======== =======
DSCR:
 1.20x.......... $  492 $  483 $  325 $  180 $  129 $  452   $  --   $  2,061    94.6%
1.00x - 1.20x....     18     --     --      5      2     16      --         41     1.9
<1.00x...........     20     21      8      6     --     22      --         77     3.5
                  ------ ------ ------ ------ ------ ------   -----   -------- -------
   Total......... $  530 $  504 $  333 $  191 $  131 $  490   $  --   $  2,179   100.0%
                  ====== ====== ====== ====== ====== ======   =====   ======== =======

                                    MTL-50

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                 Revolving           % of
Credit Quality Indicator   2020   2019   2018  2017  2016  Prior   Loans    Total    Total
------------------------  ------ ------ ------ ----- ----- ----- --------- -------- ------
                                                (Dollars in millions)
     LTV ratios:
     Less than 65%....... $  794 $  207 $  316 $  40 $  52 $  40   $  11   $  1,460   91.7%
     65% to 75%..........     56      5     49    15    --     4       4        133    8.3
                          ------ ------ ------ ----- ----- -----   -----   -------- ------
        Total............ $  850 $  212 $  365 $  55 $  52 $  44   $  15   $  1,593    100%
                          ====== ====== ====== ===== ===== =====   =====   ======== ======

     The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                               Revolving         % of
Credit Quality Indicator   2020   2019  2018  2017 2016  Prior   Loans   Total   Total
------------------------  ------ ------ ----- ---- ----- ----- --------- ------ ------
                                              (Dollars in millions)
Performance indicators:
Performing............... $  170 $  677 $  20 $  1 $  -- $  --   $  --   $  868   99.5%
Nonperforming............      1      3    --   --    --    --      --        4    0.5%
                          ------ ------ ----- ---- ----- -----   -----   ------ ------
   Total................. $  171 $  680 $  20 $  1 $  -- $  --   $  --   $  872  100.0%
                          ====== ====== ===== ==== ===== =====   =====   ====== ======

     LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. At December 31, 2020, the amortized cost of commercial and agricultural mortgage loans with a LTV ratio in excess of 100% was $24 million, or less than 1% of total commercial and agricultural mortgage loans, however after considering the reduction in carrying value from the related ACL, no loans have a ratio greater than 100%

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at both
  December 31, 2020 and 2019. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                        Greater than 90 Days Past Due
                      Past Due          and Still Accruing Interest          Nonaccrual
              ------------------------- ----------------------------- -------------------------
              December 31, December 31, December 31,   December 31,   December 31, December 31,
                  2020         2019         2020           2019           2020         2019
              ------------ ------------ ------------   ------------   ------------ ------------
                                              (In millions)
Commercial...     $ --         $ --        $  --           $ --          $   16        $  9
Agricultural.       --            5           --              5               5          --
Residential..        4           --           --             --               4          --
                  ----         ----        -----           ----          ------        ----
   Total.....     $  4         $  5        $  --           $  5          $   25        $  9
                  ====         ====        =====           ====          ======        ====

                                    MTL-51

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2019 was $9 million, $0 and $0, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $7 million and $0 at December 31, 2020 and December 31, 2019, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $5 million and $0 at December 31, 2020 and December 31, 2019, respectively. There were no nonaccrual residential mortgage loans without an
  ACL at either December 31, 2020 or December 31, 2019.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on PCD investments are recorded in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis. For the year ended December 31, 2020 the Company did not have
  PCD.

Real Estate and Real Estate Joint Ventures

   The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                       December 31,    Years Ended December 31,
                                                     ----------------- -------------------------
                                                       2020     2019     2020     2019    2018
                                                     -------- -------- -------  -------  -------
Income Type                                           Carrying Value            Income
---------------------------------------------------- ----------------- -------------------------
                                                                    (In millions)
Leased real estate investments (1).................. $     56 $    235 $    33  $    20  $    22
Other real estate investments.......................       --       --       2       --       --
Real estate joint ventures..........................      273      212      (2)      (1)       5
                                                     -------- -------- -------  -------  -------
   Total real estate and real estate joint ventures. $    329 $    447 $    33  $    19  $    27
                                                     ======== ======== =======  =======  =======
--------
(1)During 2020, the Company's leased real estate investments increased due to the expiration of leveraged leases where the underlying assets were real estate. Subsequently, in the fourth quarter of 2020, the Company transferred certain leased real estate investments to an affiliate as part of an invested asset non-cash transaction.

   Depreciation expense on real estate investments was $15 million, $6 million and $7 million for the years ended December 31, 2020, 2019 and 2018, respectively. Real estate investments were net of accumulated depreciation of
$5 million and $61 million at December 31, 2020 and 2019, respectively.

   As a result of the COVID-19 Pandemic, earnings from certain of the Company's equity method real estate joint ventures were reduced for the year ended
December 31, 2020. Certain of these real estate joint ventures have granted some lessees COVID-19 Pandemic-related lease concessions, that were not material to the Company. See "-- Leases -- Lease Concessions."

                                    MTL-52

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Leases

  Leased Real Estate Investments -- Operating Leases

     The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                   December 31,   Years Ended December 31,
                                                 ---------------- -----------------------
                                                  2020     2019    2020     2019    2018
                                                 ------- -------- -------  ------- -------
Property Type                                     Carrying Value          Income
--------------------------------------------     ---------------- -----------------------
                                                              (In millions)
Leased real estate investments:
   Office....................................... $    -- $    178 $    28  $    14 $    17
   Industrial...................................      13       14       3        4       3
   Land.........................................      43       43       2        2       2
                                                 ------- -------- -------  ------- -------
       Total leased real estate investments..... $    56 $    235 $    33  $    20 $    22
                                                 ======= ======== =======  ======= =======

     Future contractual receipts under operating leases as of December 31, 2020 are $6 million in 2021, $6 million in 2022, $5 million in 2023, $4 million in
  2024, $3 million in 2025, $2 million thereafter, and in total are $26 million.

  Leveraged Leases

     Investment in leveraged leases consisted of the following at:

                                                      December 31,
                                                    ----------------
                                                     2020     2019
                                                    ------- --------
                                                      (In millions)
           Estimated residual values............... $    -- $    159
           Unearned income.........................      --       (2)
              Investment in leases, before ACL.....      --      157
           ACL.....................................      --       --
                                                    ------- --------
              Investment in leases, net of ACL..... $    -- $    157
                                                    ======= ========

     Lease receivables are generally due in periodic installments. The payment period for leveraged lease is less than one year. For lease receivables, the primary credit quality indicator is whether the receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming lease receivables as those that are 90 days or more past due.
  At December 31, 2019, all lease receivables were performing.

                                    MTL-53

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The deferred income tax liability related to leveraged leases was $0 and
  $41 million at December 31, 2020 and 2019, respectively.

     The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2020     2019    2018
                                                --------- ------- ------
                                                     (In millions)
       Lease investment income................. $       3 $    11 $   10
       Less: Income tax expense................         1       2      2
                                                --------- ------- ------
          Lease investment income, net of
            income tax......................... $       2 $     9 $    8
                                                ========= ======= ======

     In accordance with new credit loss guidance adopted January 1, 2020, the
  Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management: (i) pools leases that share similar risk characteristics,
  (ii) considers expected lifetime credit loss over the contractual term of the lease, and (iii) considers past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

     Prior to the adoption of the new credit loss guidance, lease impairment losses were recorded as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected, based on current information and events, an impairment loss was recorded. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

  Lease Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, the
  Company granted concessions to certain of its operating lease lessees, primarily in the form of rent deferrals. In accordance with a Question and
  Answer document issued by the FASB in response to the COVID-19 Pandemic, the
  Company has elected not to evaluate whether such lease concessions are lease modifications, continues to accrue income on such leases and records rent receivables. There were no deferred rental payments or rental abatements for operating leases at December 31, 2020. The Company has interests in certain unconsolidated real estate joint ventures which have granted COVID-19
  Pandemic-related lease concessions.

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $550 million and $595 million at December 31, 2020 and 2019, respectively.

                                    MTL-54

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                        Years Ended December 31,
                                                     ------------------------------
                                                        2020       2019      2018
                                                     ----------  --------  --------
                                                              (In millions)
Fixed maturity securities AFS....................... $    2,412  $  1,361  $    409
Derivatives.........................................        (79)       55        69
Other...............................................          1        --        --
                                                     ----------  --------  --------
       Subtotal.....................................      2,334     1,416       478
                                                     ----------  --------  --------
Amounts allocated from:
Future policy benefits..............................       (566)     (193)      (64)
DAC and VOBA........................................       (145)      (94)      (39)
                                                     ----------  --------  --------
       Subtotal.....................................       (711)     (287)     (103)
                                                     ----------  --------  --------
Deferred income tax benefit (expense)...............       (341)     (237)      (79)
                                                     ----------  --------  --------
       Net unrealized investment gains (losses)..... $    1,282  $    892  $    296
                                                     ==========  ========  ========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                       ------------------------------
                                                                          2020       2019      2018
                                                                       ----------  --------  --------
                                                                                (In millions)
Balance at January 1,................................................. $      892  $    296  $    559
Cumulative effects of changes in accounting principles, net of income
  tax.................................................................         --         1       112
Unrealized investment gains (losses) during the year..................        918       937      (545)
Unrealized investment gains (losses) relating to:
Future policy benefits................................................       (373)     (129)       34
DAC and VOBA..........................................................        (51)      (55)       38
Deferred income tax benefit (expense).................................       (104)     (158)       98
                                                                       ----------  --------  --------
Balance at December 31,............................................... $    1,282  $    892  $    296
                                                                       ----------  --------  --------
   Change in net unrealized investment gains (losses)................. $      390  $    596  $   (263)
                                                                       ==========  ========  ========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.3 billion and $1.2 billion at December 31, 2020 and 2019, respectively.

                                    MTL-55

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Securities Lending

   Securities, Collateral and Reinvestment Portfolio

   A summary of the outstanding securities lending transactions is as follows:

                                                        December 31,
                    -------------------------------------------------------------------------------------
                                       2020                                       2019
                    ------------------------------------------ ------------------------------------------
                    Securities (1)                             Securities (1)
                    --------------                             --------------
                                        Cash                                       Cash
                                     Collateral   Reinvestment                  Collateral   Reinvestment
                      Estimated    Received from  Portfolio at   Estimated    Received from  Portfolio at
                         Fair      Counterparties  Estimated        Fair      Counterparties  Estimated
Agreement Type          Value           (2)        Fair Value      Value           (2)        Fair Value
------------------- -------------- -------------- ------------ -------------- -------------- ------------
                                                        (In millions)
Securities lending.    $  1,676       $  1,709      $  1,732       $  878         $  900        $  910
--------
(1)Securities on loan are included within fixed maturity securities AFS and short-term investments.

(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

   Contractual Maturities

     A summary of the remaining contractual maturities of securities lending agreements is as follows:

                                                       December 31,
                              ---------------------------------------------------------------------------
                                            2020                                  2019
                              -------------------------------------- ------------------------------------
                              Remaining Tenor of Securities          Remaining Tenor of Securities
                                Lending Agreements                     Lending Agreements
                              -----------------------------          -----------------------------
                                                    Over                                   Over
                                         1 Month   1 to 6                       1 Month   1 to 6
Security Type                 Open (1)   or Less   Months    Total   Open (1)   or Less   Months   Total
----------------------------- --------   -------   ------   -------- --------   -------   ------   ------
                                                       (In millions)
Cash collateral liability by
  loaned security type:
U.S. government and agency...  $  563    $  910    $  232   $  1,705  $  147    $  450    $  303   $  900
U.S. corporate...............       4        --        --          4      --        --        --       --
                               ------    ------     ------  --------  ------    ------     ------  ------
Total........................  $  567    $  910    $  232   $  1,709  $  147    $  450    $  303   $  900
                               ======    ======     ======  ========  ======    ======     ======  ======
--------
(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities on loan or the reinvestment

                                    MTL-56

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan are put back by the counterparty.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                 December 31,
                                                             ---------------------
                                                                2020       2019
                                                             ---------- ----------
                                                                 (In millions)
Invested assets on deposit (regulatory deposits)............ $    1,493 $    1,335
Invested assets held in trust (reinsurance agreements)......         --          5
Invested assets pledged as collateral (1)...................      1,499      1,057
                                                             ---------- ----------
   Total invested assets on deposit, held in trust and
     pledged as collateral.................................. $    2,992 $    2,397
                                                             ========== ==========
--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

   See "-- Securities Lending" for information regarding securities supporting securities lending. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $49 million and $39 million, at redemption value, at December 31, 2020 and 2019, respectively, (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $814 million at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $636 million at December 31, 2020. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for three of the most recent annual periods: 2020, 2019 and 2018. The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   Aggregate total assets of these entities totaled $209.9 billion and
$139.2 billion at December 31, 2020, 2019, respectively. Aggregate total liabilities of these entities totaled $28.7 billion and $19.8 billion at
December 31, 2020, 2019, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $8.3 billion and $11.3 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss)

                                    MTL-57

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2020 and 2019.

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                             December 31,
                                                             ---------------------------------------------
                                                                      2020                   2019
                                                             ---------------------- ----------------------
                                                                          Maximum                Maximum
                                                              Carrying   Exposure    Carrying   Exposure
Asset Type                                                     Amount   to Loss (1)   Amount   to Loss (1)
-----------------------------------------------------------  ---------- ----------- ---------- -----------
                                                                             (In millions)
Fixed maturity securities AFS:
   Structured Products (2).................................. $    4,094 $    4,094  $    2,922 $    2,922
   U.S. and foreign corporate...............................        522        522         280        280
   Foreign government.......................................         41         41          39         39
Other limited partnership interests.........................        511      1,083         347        855
Real estate joint ventures..................................        160        160         161        161
Other invested assets.......................................          2          4           2          4
                                                             ---------- ----------  ---------- ----------
       Total................................................ $    5,330 $    5,904  $    3,751 $    4,261
                                                             ========== ==========  ========== ==========
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return was in the form of income tax credits which were guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss was equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. The Company had income tax credits guaranteed by third parties of $0 and less than $1 million at December 31,
    2020 and 2019, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

                                    MTL-58

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2020, 2019 and
  2018.

Net Investment Income

   The components of net investment income were as follows:

                                                                 Years Ended December 31,
                                                             --------------------------------
Asset Type                                                      2020       2019       2018
-----------------------------------------------------------  ---------- ---------- ----------
                                                                      (In millions)
Investment income:
Fixed maturity securities AFS............................... $      631 $      592 $      512
Equity securities...........................................          1          1          1
Mortgage loans..............................................        156        103         63
Policy loans................................................         89        100        102
Real estate and real estate joint ventures..................         33         19         27
Other limited partnership interests.........................         48         16         25
Cash, cash equivalents and short-term investments...........          3          9          6
FVO Securities (1)..........................................         43         --         --
Annuities funding structured settlement claims..............        319        356        313
Other.......................................................          1         33         28
                                                             ---------- ---------- ----------
   Subtotal.................................................      1,324      1,229      1,077
Less: Investment expenses...................................         63         52         41
                                                             ---------- ---------- ----------
   Net investment income.................................... $    1,261 $    1,177 $    1,036
                                                             ========== ========== ==========
--------
(1)Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods and included in net investment income were principally from equity-linked notes included within FVO
   Securities and were $43 million for the year ended December 31, 2020.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   Net investment income from equity method investments, comprised of real estate joint ventures and other limited partnership interests, totaled
$46 million, $15 million and $30 million for the years ended December 31, 2020,
2019 and 2018, respectively.

                                    MTL-59

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

      The components of net investment gains (losses) were as follows:

                                                                   Years Ended December 31,
                                                                  -------------------------
Asset Type                                                          2020     2019     2018
-------------------------------------------------------------     -------  -------  -------
                                                                        (In millions)
Fixed maturity securities AFS:
   Net credit loss (provision) release (1)....................... $    --  $    (3) $    --
   Net gains (losses) on sales and disposals.....................       8       31      (34)
                                                                  -------  -------  -------
       Total gains (losses) on fixed maturity securities AFS.....       8       28      (34)
Equity securities:
   Net gains (losses) on sales and disposals.....................      (1)      --        1
   Change in estimated fair value................................      (5)      --       (4)
                                                                  -------  -------  -------
       Total gains (losses) on equity securities.................      (6)      --       (3)
                                                                  -------  -------  -------
Mortgage loans...................................................      10       (3)      (3)
Real estate and real estate joint ventures.......................      --       --       18
Other limited partnership interests..............................      (2)      --       --
Leveraged lease impairments......................................      --      (30)      --
Other............................................................     (16)     (19)       4
                                                                  -------  -------  -------
       Total net investment gains (losses)....................... $    (6) $   (24) $   (18)
                                                                  =======  =======  =======
--------
(1)Net credit loss provision by sector for industrial corporate and consumer corporate securities for the year ended December 31, 2019 were ($2) million and ($1) million, respectively.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $9 million, $5 million and ($8) million for the years ended December 31, 2020, 2019 and 2018, respectively.

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

     Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains
  (losses) were as shown in the table below.

                                                Years Ended December 31,
                                           ----------------------------------
                                              2020        2019        2018
                                           ----------  ----------  ----------
                                                      (In millions)
  Proceeds................................ $    5,710  $    3,157  $    3,930
                                           ==========  ==========  ==========
  Gross investment gains.................. $       75  $       58  $       10
  Gross investment losses.................        (67)        (27)        (44)
     Net credit loss (provision) release..         --          (3)         --
                                           ----------  ----------  ----------
     Net investment gains (losses)........ $        8  $       28  $      (34)
                                           ==========  ==========  ==========

                                    MTL-60

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Related Party Investment Transactions

   The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

                                                                        Years Ended December 31,
                                                                     ------------------------------
                                                                        2020      2019      2018
                                                                     ---------- --------- ---------
                                                                             (In millions)
Estimated fair value of invested assets transferred to affiliates... $      378 $      -- $      --
Amortized cost of invested assets transferred to affiliates......... $      378 $      -- $      --
Estimated fair value of invested assets transferred from affiliates. $      393 $      -- $      --

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                          December 31,   Years Ended December 31,
                                                          -------------  ------------------------
                                                           2020    2019   2020     2019    2018
                                                          ------  ------  ------  ------  ------
Investment Type/Balance Sheet
          Category                   Related Party        Carrying Value Net Investment Income
-----------------------------  -------------------------- -------------  ------------------------
                                                                    (In millions)
 Affiliated investments (1)    MetLife, Inc.............. $  106  $  101 $    2   $    2  $    2
                                                          ------  ------  ------  ------  ------
Other invested assets.................................... $  106  $  101 $    2   $    2  $    2
                                                          ======  ======  ======  ======  ======
 Money market pool (2)         Metropolitan Money Market
                                 Pool.................... $   --  $   -- $   --   $    2  $    2
                                                          ------  ------  ------  ------  ------
Short-term investments................................... $   --  $   -- $   --   $    2  $    2
                                                          ======  ======  ======  ======  ======
--------
(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates of July 2021 to December 2021 and bear interest, payable semi-annually, at a rate per annum ranging from 2.97% to 3.14%, respectively.

(2)The investment has a variable rate of return.

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.4 billion and
$5.5 billion, at December 31, 2020 and 2019, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $319 million, $356 million and $313 million for the years ended
December 31, 2020, 2019 and 2018, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $27 million, $17 million and $13 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

                                    MTL-61

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for
discussion of mortgage loan participation agreements with affiliates.

7. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses interest rate derivatives to reduce its exposure to changes in interest rates.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).
  In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed gross notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

     The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. The Company utilizes interest rate caps in nonqualifying hedging relationships.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The policyholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contract holder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

                                    MTL-62

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as
  U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

                                    MTL-63

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                               December 31,
                                                          -----------------------------------------------------------
                                                                     2020                          2019
                                                          ----------------------------- -----------------------------
                                                                   Estimated Fair Value          Estimated Fair Value
                        Primary Underlying Risk Exposure           --------------------          --------------------
                        --------------------------------
                                                           Gross                         Gross
                                                          Notional                      Notional
                                                           Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                                               (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps        Interest rate................. $    10  $   --    $   --     $    --   $ --     $   --
Foreign currency swaps     Foreign currency exchange
                             rate........................      57       3         2          54      4         --
                                                          -------  ------    ------     -------   ----     ------
   Subtotal...........................................         67       3         2          54      4         --
                                                          -------  ------    ------     -------   ----     ------
Cash flow hedges:
Interest rate swaps        Interest rate.................      16      --        --          17     --         --
Foreign currency swaps     Foreign currency exchange
                             rate........................   2,509      44       130       2,072     78         16
                                                          -------  ------    ------     -------   ----     ------
   Subtotal...........................................      2,525      44       130       2,089     78         16
                                                          -------  ------    ------     -------   ----     ------
   Total qualifying hedges............................      2,592      47       132       2,143     82         16
                                                          -------  ------    ------     -------   ----     ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps        Interest rate.................     250      31        --         300     30         11
Interest rate caps         Interest rate.................     625      --        --          --     --         --
Synthetic GICs             Interest rate.................  26,908      --        --      13,842     --         --
Foreign currency swaps     Foreign currency exchange
                             rate........................     270      20        19         156     21          2
Foreign currency           Foreign currency exchange
  forwards                   rate........................      47      --        --          33     --         --
Credit default
  swaps--purchased         Credit........................      47       1         1          16     --         --
Credit default swaps--
  written                  Credit........................     193       5        --         280      7         --
Equity index options       Equity market.................     148      --        26          --     --         --
                                                          -------  ------    ------     -------   ----     ------
   Total non-designated or nonqualifying
     derivatives......................................     28,488      57        46      14,627     58         13
                                                          -------  ------    ------     -------   ----     ------
   Total..............................................    $31,080  $  104    $  178     $16,770   $140     $   29
                                                          =======  ======    ======     =======   ====     ======

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and
(ii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting

                                    MTL-64

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                   Year Ended December 31, 2020
                                                             ----------------------------------------
                                                                           Net        Net
                                                                Net     Investment Derivative
                                                             Investment   Gains      Gains
                                                               Income    (Losses)   (Losses)    OCI
                                                             ---------- ---------- ---------- -------
                                                                           (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)...........  $    (1)   $    --    $    --       N/A
Hedged items................................................        1         --         --       N/A
Foreign currency exchange rate derivatives:.................       --         --         --       N/A
Derivatives designated as hedging instruments (1)...........       (2)        --         --       N/A
Hedged items................................................        2         --         --       N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A   $     1
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A      (138)
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         (3)        --         3
Foreign currency transaction gains (losses) on hedged items        --        (16)        --        --
Credit derivatives: (1)
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
                                                              -------    -------    -------   -------
   Subtotal.................................................       --        (19)        --      (134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying
  as Hedging Instruments:
Interest rate derivatives (1)...............................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1)..............       --         --        (25)      N/A
Credit derivatives -- purchased (1).........................       --         --         (2)      N/A
Credit derivatives -- written (1)...........................       --         --         (3)      N/A
Equity derivatives (1)......................................      (26)        --         --       N/A
Foreign currency transaction gains (losses) on hedged items.       --         --          8       N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................      (26)        --        (29)      N/A
Earned income on derivatives................................       22         --         16        --
Embedded derivatives (2)....................................      N/A        N/A        (73)      N/A
                                                              -------    -------    -------   -------
   Total....................................................  $    (4)   $   (19)   $   (86)  $  (134)
                                                              =======    =======    =======   =======

                                    MTL-65

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                      Year Ended December 31, 2019
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:....................       --         --         --       N/A
Derivatives designated as hedging instruments (1)..............       (2)        --         --       N/A
Hedged items...................................................        2         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income           --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A       (15)
Amount of gains (losses) reclassified from AOCI into income....       --         (1)        --         1
Foreign currency transaction gains (losses) on hedged items           --          2         --        --
Credit derivatives: (1)
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --          1         --       (14)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (9)      N/A
Foreign currency exchange rate derivatives (1).................       --         --         --       N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --          8       N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         (1)     N//A
Earned income on derivatives...................................       18         --         10        --
Embedded derivatives (2).......................................      N/A        N/A        (89)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    18    $     1    $   (80)  $   (14)
                                                                 =======    =======    =======   =======

                                    MTL-66

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                   Year Ended December 31, 2018
                                                             ----------------------------------------
                                                                           Net        Net
                                                                Net     Investment Derivative
                                                             Investment   Gains      Gains
                                                               Income    (Losses)   (Losses)    OCI
                                                             ---------- ---------- ---------- -------
                                                                           (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)...........  $    --    $    --    $    --       N/A
Hedged items................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:.................       --         --         --       N/A
Derivatives designated as hedging instruments (1)...........       --         --          3       N/A
Hedged items................................................       --         --         (2)      N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --          1       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A        93
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         11       (11)
Foreign currency transaction gains (losses) on hedged items.       --         --         (6)       --
Credit derivatives: (1)
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --          5        82
Gain (Loss) on Derivatives Not Designated or Not Qualifying
  as Hedging Instruments:
Interest rate derivatives (1)...............................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1)..............       --         --         46       N/A
Credit derivatives -- purchased (1).........................       --         --         --       N/A
Credit derivatives -- written (1)...........................       --         --         (3)      N/A
Equity derivatives (1)......................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items.       --         --         (3)      N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --         33       N/A
Earned income on derivatives................................       15         --         11        --
Embedded derivatives........................................      N/A        N/A         65       N/A
                                                              -------    -------    -------   -------
   Total....................................................  $    15    $    --    $   115   $    82
                                                              =======    =======    =======   =======
--------
(1)Excludes earned income on derivatives.

                                    MTL-67

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                            Cumulative Amount
                                         Carrying Amount            of Fair Value Hedging Adjustments
                                          of the Hedged            Included in the Carrying Amount of Hedged
Balance Sheet Line Item               Assets (Liabilities)                Assets (Liabilities)
------------------------------ ----------------------------------- -----------------------------------------
                               December 31, 2020 December 31, 2019 December 31, 2020    December 31, 2019
                               ----------------- ----------------- -----------------    -----------------
                                                            (In millions)
Fixed maturity securities AFS.      $    41           $    18           $    --              $    --
Mortgage loans................      $    27           $    32           $    --              $    --

   The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into income. These amounts were $2 million,
$1 million and $0 for the years ended December 31, 2020, 2019 and 2018 respectively.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31,
2020, 2019 and 2018, respectively.

   At December 31, 2020, 2019 and 2018, the balances in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were
($79) million, $55 million and $69 million, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2020, the Company expected to reclassify ($8) million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects

                                    MTL-68

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $193 million and $280 million at December 31, 2020 and 2019, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2020 and
2019, the Company would have received $5 million and $7 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2020                                   2019
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------   ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices.............................   $    5      $    193        5.0        $    7      $    280        5.0
--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"),
   Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                                    MTL-69

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                           December 31,
                                                                              --------------------------------------
                                                                                     2020                2019
                                                                              -----------------  -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement  Assets Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  ------ ----------- -------  -----------
                                                                                           (In millions)
     Gross estimated fair value of derivatives:
     OTC-bilateral (1)....................................................... $ 102    $   174   $   139    $    28
     OTC-cleared (1).........................................................     5         --         7         --
                                                                              -----    -------   -------    -------
        Total estimated fair value of derivatives presented on the
          consolidated balance sheets (1)....................................   107        174       146         28
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
     OTC-bilateral...........................................................   (55)       (55)      (17)       (17)
     OTC-cleared.............................................................    --         --        --         --
     Cash collateral: (3), (4)
     OTC-bilateral...........................................................   (44)        --      (101)        --
     OTC-cleared.............................................................    (5)        --        (7)        --
     Securities collateral: (5)
     OTC-bilateral...........................................................    (3)      (118)      (14)       (10)
     OTC-cleared.............................................................    --         --        --         --
                                                                              -----    -------   -------    -------
       Net amount after application of master netting agreements and
          collateral......................................................... $  --    $     1   $     7    $     1
                                                                              =====    =======   =======    =======
--------
(1)At December 31, 2020 and 2019, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $3 million and $6 million, respectively, and derivative liabilities included
   (income) or expense accruals reported in accrued investment income or in other liabilities of ($4) million and ($1) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance

                                    MTL-70

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2020 and 2019, the Company received excess cash collateral of $19 million and $12 million, respectively, which is not included in the table above due to the foregoing limitation. At December 31,
   2020 and 2019, the Company did not provide excess cash collateral.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2020, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2020 and 2019, the Company received excess securities collateral with an estimated fair value of $11 million and $9 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2020 and 2019, the Company provided excess securities collateral with an estimated fair value of
   $21 million and $1 million, respectively, for its OTC-bilateral derivatives, and $8 million and $11 million, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                    December 31,
                                                             --------------------------
                                                                 2020          2019
                                                             ------------- ------------
                                                                   (In millions)
Estimated fair value of derivatives in a net liability
  position (1).............................................. $         119 $         11
Estimated fair value of collateral provided:
Fixed maturity securities AFS............................... $         133 $         11
--------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MTL-71

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                   December 31,
                                                                                                 ----------------
                                                                   Balance Sheet Location          2020    2019
                                                                 ------------------------------  -------- -------
                                                                                                  (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance............................ Other liabilities                $    100 $    36
Other guarantees............................................... Policyholder account balances          22      12
                                                                                                 -------- -------
       Embedded derivatives within liability host contracts                                      $    122 $    48
                                                                                                 ======== =======

8. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3. Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MTL-72

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                             December 31, 2020
                                            ---------------------------------------------------
                                                   Fair Value Hierarchy
                                            -----------------------------------
                                                                                Total Estimated
                                              Level 1     Level 2     Level 3     Fair Value
                                            ----------- ----------- ----------- ---------------
                                                               (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $        -- $     6,887 $     1,175  $      8,062
Foreign corporate..........................          --       3,396         914         4,310
U.S. government and agency.................       2,895         981          --         3,876
RMBS.......................................          --       1,934         222         2,156
Foreign government.........................          --       1,819          44         1,863
CMBS.......................................          --       1,347          19         1,366
ABS........................................          --       1,125         121         1,246
Municipals.................................          --         846          --           846
                                            ----------- ----------- -----------  ------------
   Total fixed maturity securities AFS.....       2,895      18,335       2,495        23,725
                                            ----------- ----------- -----------  ------------
Short-term investments.....................          --           7          --             7
Other investments..........................           8          12         161           181
Derivative assets: (1)
Interest rate..............................          --          31          --            31
Foreign currency exchange rate.............          --          67          --            67
Credit.....................................          --           6          --             6
Equity market..............................          --          --          --            --
                                            ----------- ----------- -----------  ------------
   Total derivative assets.................          --         104          --           104
                                            ----------- ----------- -----------  ------------
Separate account assets (2)................          84       4,118         140         4,342
                                            ----------- ----------- -----------  ------------
   Total assets............................ $     2,987 $    22,576 $     2,796  $     28,359
                                            =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $        -- $        -- $        --  $         --
Foreign currency exchange rate.............          --         151          --           151
Credit.....................................          --           1          --             1
Equity market..............................          --          26          --            26
                                            ----------- ----------- -----------  ------------
   Total derivative liabilities............          --         178          --           178
                                            ----------- ----------- -----------  ------------
Embedded derivatives within liability host
  contracts (3)............................          --          --         122           122
                                            ----------- ----------- -----------  ------------
   Total liabilities....................... $        -- $       178 $       122  $        300
                                            =========== =========== ===========  ============

                                    MTL-73

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

                                                                     December 31, 2019
                                                          ---------------------------------------
                                                           Fair Value Hierarchy
                                                          -----------------------
                                                                                  Total Estimated
                                                          Level 1 Level 2 Level 3   Fair Value
                                                          ------- ------- ------- ---------------
                                                                       (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate........................................... $   --  $ 4,868 $  507      $ 5,375
Foreign corporate........................................     --    2,674    446        3,120
U.S. government and agency...............................  1,451      637     --        2,088
RMBS.....................................................     --    1,648    184        1,832
Foreign government.......................................     --    1,626     44        1,670
CMBS.....................................................     --    1,049     --        1,049
ABS......................................................     --      760     57          817
Municipals...............................................     --      386     --          386
                                                          ------  ------- ------      -------
   Total fixed maturity securities AFS...................  1,451   13,648  1,238       16,337
                                                          ------  ------- ------      -------
Short-term investments...................................     23       --     --           23
Other investments........................................     14       --     --           14
Derivative assets: (1)
Interest rate............................................     --       30     --           30
Foreign currency exchange rate...........................     --      103     --          103
Credit...................................................     --        7     --            7
                                                          ------  ------- ------      -------
   Total derivative assets...............................     --      140     --          140
                                                          ------  ------- ------      -------
Separate account assets (2)..............................    225    3,381     65        3,671
                                                          ------  ------- ------      -------
   Total assets.......................................... $1,713  $17,169 $1,303      $20,185
                                                          ======  ======= ======      =======
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $   --  $    11 $   --      $    11
Foreign currency exchange rate...........................     --       18     --           18
                                                          ------  ------- ------      -------
   Total derivative liabilities..........................     --       29     --           29
                                                          ------  ------- ------      -------
Embedded derivatives within liability host contracts (3).     --       --     48           48
                                                          ------  ------- ------      -------
   Total liabilities..................................... $   --  $    29 $   48      $    77
                                                          ======  ======= ======      =======
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

                                    MTL-74

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Investments

   Securities, Short-term Investments and Other Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein for securities.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer ratings                      credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------

                                    MTL-75

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotations                           Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Products
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity                                         . credit ratings
            . average delinquency rates; debt-service
              coverage ratios
            . credit ratings
            . issuance-specific information, including, but
              not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------------------------------
            .  Certain short-term investments and other        .  Certain short-term investments and other
               investments are of a similar nature and class      investments are of a similar nature and class
               to the fixed maturity securities AFS described     to the fixed maturity securities AFS described
               above; while certain other investments are         above, while certain other investments are
               similar to equity securities. The valuation        similar to equity securities. The valuation
               approaches and observable inputs used in their     approaches and unobservable inputs used in
               valuation are also similar to those described      their valuation are also similar to those
               above. Other investments contain equity            described above. Other investments contain
               securities valued using quoted prices in           equity securities that use key unobservable
               markets that are not considered active.            inputs such as credit ratings; issuance
                                                                  structures, in addition to those described
                                                                  above for fixed maturities AFS.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

                                    MTL-76

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MTL-77

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                        Interest Rate                Foreign Currency              Credit
                                                                             Exchange Rate
-----------------------------------------------------------------------------------------------------------------------
 Inputs common to Level 2 by           .swap yield curves             .swap yield curves            .swap yield curves
 instrument type                       .basis curves                  .basis curves                 .credit curves
                                       .interest rate volatility (1)  .currency spot rates          .recovery rates
                                                                      .cross currency basis curves
-----------------------------------------------------------------------------------------------------------------------
--------
(1) Option-based only.

  Embedded Derivatives

     Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
       Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MTL-78

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                       December 31, 2020     December 31, 2019
                                                                      -------------------- ---------------------
                                                    Significant                 Weighted              Weighted
                          Valuation Techniques  Unobservable Inputs    Range   Average (1)   Range   Average (1)
                          --------------------  --------------------- -------- ----------- --------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)    -- - 150     115       5 - 142     108
 foreign corporate.......
                           Market pricing       Quoted prices (4)     46 - 109      92      25 - 106      98
                          ---------------------------------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)     134 -134     134     134 - 134     134
                          ---------------------------------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)     70 - 109      97      68 - 104      96
                          ---------------------------------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)     88 - 106     101      91 - 100      98
                          ---------------------------------------------------------------------------------------
                                                                          Impact of
                                                                      Increase in Input
                                                    Significant         on Estimated
                          Valuation Techniques  Unobservable Inputs    Fair Value (2)
                          --------------------  --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)         Increase
 foreign corporate.......
                           Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
--------
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                                    MTL-79

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

     The following tables summarize the change of all assets (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                          Fair Value Measurements Using
                                                                    Significant Unobservable Inputs (Level 3)
                                                       -------------------------------------------------------------------
                                                          Fixed Maturity Securities AFS
                                                       ----------------------------------
                                                                                                                    Net
                                                                                                       Separate  Embedded
                                                                     Structured  Foreign      Other    Accounts Derivatives
                                                       Corporate (6)  Products  Government Investments   (7)        (8)
                                                       ------------- ---------- ---------- ----------- -------- -----------
                                                                                  (In millions)
Balance, January 1, 2019..............................    $   608     $   237    $    40     $    --   $    --    $    40
Total realized/unrealized gains (losses) included in
  net income (loss) (1), (2)..........................        (11)          3         --          --        --        (89)
Total realized/unrealized gains (losses) included in
  AOCI................................................         99           4          4          --        --         --
Purchases (3).........................................        377          53         --          --        65         --
Sales (3).............................................        (35)        (30)        --          --        --         --
Issuances (3).........................................         --          --         --          --        --         --
Settlements (3).......................................         --          --         --          --        --         --
Transfers into Level 3 (4)............................          3          --         --          --        --         --
Transfers out of Level 3 (4)..........................        (88)        (26)        --          --        --         --
                                                          -------     -------    -------     -------   -------    -------
Balance, December 31, 2019............................    $   953     $   241    $    44     $    --   $    65    $   (49)
                                                          =======     =======    =======     =======   =======    =======
Total realized/unrealized gains (losses) included in
  net income (loss) (1), (2)..........................          4           2         --          35        (5)       (73)
Total realized/unrealized gains (losses) included in
  AOCI................................................        107           5         --          --        --         --
Purchases (3).........................................        752         151         --          --        86         --
Sales (3).............................................        (30)        (42)        --          --        (6)        --
Issuances (3).........................................         --          --         --          --        --         --
Settlements (3).......................................         --          --         --          --        --         --
Transfers into Level 3 (4)............................        441           5         --         126        --         --
Transfers out of Level 3 (4)..........................       (138)         --         --          --        --         --
                                                          -------     -------    -------     -------   -------    -------
Balance, December 31, 2020............................    $ 2,089     $   362    $    44     $   161   $   140    $  (122)
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held at
  December 31, 2018: (5)..............................    $     2     $     2    $    --     $    --   $    --    $    66
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held at
  December 31, 2019: (5)..............................    $   (13)    $     2    $    --     $    --   $    --    $   (89)
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held at
  December 31, 2020: (5)..............................    $     4     $     2    $    --     $    35   $    --    $   (73)
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  AOCI for the instruments still held at
  December 31, 2020: (5)..............................    $   107     $     5    $    --     $    --   $    --    $    --
                                                          =======     =======    =======     =======   =======    =======
Gains (Losses) Data for the year ended
  December 31, 2018:
Total realized/unrealized gains (losses) included in
  net income (loss) (1), (2)..........................    $     3     $     2    $    --     $    --   $    --    $    65
Total realized/unrealized gains (losses) included in
  AOCI................................................    $   (51)    $    --    $    (2)    $    --   $    --    $    --

                                    MTL-80

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

--------
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
   Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains
   (losses).

(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
   (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(6)Comprised of U.S. and foreign corporate securities.

(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in
Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MTL-81

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2020
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1 Level 2   Level 3   Fair Value
                                 ---------- ------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    4,620 $    -- $    -- $     4,885 $    4,885
Policy loans.................... $    1,713 $    -- $    -- $     2,513 $    2,513
Other invested assets........... $      157 $    -- $   157 $        -- $      157
Premiums, reinsurance and other
  receivables................... $    1,074 $    -- $    87 $     1,149 $    1,236
Liabilities
Policyholder account balances... $    3,949 $    -- $    -- $     4,373 $    4,373
Long term debt.................. $      106 $    -- $   126 $        -- $      126
Other liabilities............... $       15 $    -- $    13 $         2 $       15
Separate account liabilities.... $      422 $    -- $   422 $        -- $      422

                                                December 31, 2019
                                 ------------------------------------------------
                                               Fair Value Hierarchy
                                            --------------------------
                                                                         Total
                                  Carrying                             Estimated
                                   Value    Level 1 Level 2  Level 3   Fair Value
                                 ---------- ------- ------- ---------- ----------
                                                  (In millions)
Assets
Mortgage loans.................. $    3,088 $    -- $    -- $    3,195 $    3,195
Policy loans.................... $    1,763 $    -- $    63 $    2,438 $    2,501
Other invested assets........... $      140 $    -- $   142 $       -- $      142
Premiums, reinsurance and other
  receivables................... $      964 $    -- $    11 $    1,022 $    1,033
Liabilities
Policyholder account balances... $    2,546 $    -- $    -- $    2,785 $    2,785
Long term debt.................. $      105 $    -- $   127 $       -- $      127
Other liabilities............... $      146 $    -- $   144 $        2 $      146
Separate account liabilities.... $      349 $    -- $   349 $       -- $      349

9. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $106 million and $105 million at
December 31, 2020 and 2019, respectively.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2020, 2019 and 2018.

                                    MTL-82

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska
Department of Insurance. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting Principles
("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC
("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL
RBC ratios for MTL were in excess of 380% and 420% at December 31, 2020 and
2019, respectively.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Nebraska has adopted a permitted accounting practice related to private placement variable life stable value, which impacts reserves. The impact of this permitted accounting practice increased the statutory capital and surplus of MTL for the years ended December 31, 2020 and 2019 by $3 million and
$5 million, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.

   Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was
($237) million, ($13) million and $76 million at December 31, 2020, 2019 and
2018, respectively. Statutory capital and surplus was $1.4 billion and
$1.5 billion at December 31, 2020 and 2019, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the
Nebraska Department of Insurance.

                                    MTL-83

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the
Director of the Nebraska Department of Insurance (the "Nebraska Director") and
the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"
excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   MTL did not pay a dividend for the years ended December 31, 2020 and 2019.
Under Nebraska Insurance Code, MTL has calculated that it may pay approximately
$84 million to MetLife, Inc. without prior regulatory approval by the end of
2021.

                                    MTL-84

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                     Unrealized                       Foreign    Defined
                                                  Investment Gains     Unrealized    Currency    Benefit
                                                  (Losses), Net of   Gains (Losses) Translation   Plans
                                                 Related Offsets (1) on Derivatives Adjustments Adjustment   Total
                                                 ------------------- -------------- ----------- ---------- --------
                                                                            (In millions)
Balance at December 31, 2017....................      $    567          $    (8)     $    (13)   $    (9)  $    537
OCI before reclassifications....................          (593)              93             2          3       (495)
Deferred income tax benefit (expense)...........           122              (18)           --         (1)       103
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................            96               67           (11)        (7)       145
Amounts reclassified from AOCI..................            38              (11)           --          1         28
Deferred income tax benefit (expense)...........            (8)               2            --         --         (6)
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................            30               (9)           --          1         22
                                                      --------          -------      --------    -------   --------
Cumulative effects of changes in accounting
  principles....................................            (2)              --            --         --         (2)
Deferred income tax benefit (expense),
  cumulative effects of changes in accounting
  principles....................................           117               (3)           (4)        (2)       108
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax..............           115               (3)           (4)        (2)       106
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2018....................           241               55           (15)        (8)       273
OCI before reclassifications....................           795              (16)           14         (2)       791
Deferred income tax benefit (expense)...........          (167)               3            (3)        --       (167)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................           869               42            (4)       (10)       897
Amounts reclassified from AOCI..................           (27)               1            --          1        (25)
Deferred income tax benefit (expense)...........             6               --            --         --          6
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................           (21)               1            --          1        (19)
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax..............            --                1            --         --          1
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2019....................           848               44            (4)        (9)       879
OCI before reclassifications....................           635             (137)            2         (1)       499
Deferred income tax benefit (expense)...........          (134)              29            --         --       (105)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................         1,349              (64)           (2)       (10)     1,273
Amounts reclassified from AOCI..................            (7)               3            --          1         (3)
Deferred income tax benefit (expense)...........             2               (1)           --         --          1
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................            (5)               2            --          1         (2)
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2020....................      $  1,344          $   (62)     $     (2)   $    (9)  $  1,271
                                                      ========          =======      ========    =======   ========
--------
(1)See Note 6 for information on offsets to investments related to future policy benefits and DAC and VOBA.

                                    MTL-85

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                              Years Ended December 31,
                                                          --------------------------------
                                                            2020       2019        2018
                                                          --------  ---------  -----------
                                                                                             Consolidated Statements of
AOCI Components                                             Amounts Reclassified from AOCI      Operations Locations
------------------------------------------------------    --------------------------------  ------------------------------
                                                                    (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................. $      9  $      29  $       (34) Net investment gains (losses)
Net unrealized investment gains (losses).................       (2)        (1)          --  Net investment income
Net unrealized investment gains (losses).................       --         (1)          (4) Net derivative gains (losses)
                                                          --------  ---------  -----------
    Net unrealized investment gains (losses), before
     income tax..........................................        7         27          (38)
Income tax (expense) benefit.............................       (2)        (6)           8
                                                          --------  ---------  -----------
    Net unrealized investment gains (losses), net of
     income tax..........................................        5         21          (30)
                                                          --------  ---------  -----------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency exchange rate derivatives...............       (3)        (1)          --  Net investment gains (losses)
Foreign currency exchange rate derivatives...............       --         --           11  Net derivative gains (losses)
                                                          --------  ---------  -----------
    Gains (losses) on cash flow hedges, before income
     tax.................................................       (3)        (1)          11
Income tax (expense) benefit.............................        1         --           (2)
                                                          --------  ---------  -----------
    Gains (losses) on cash flow hedges, net of income
     tax.................................................       (2)        (1)           9
                                                          --------  ---------  -----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses), net of
 income tax..............................................       (1)        (1)          (1)
                                                          --------  ---------  -----------
    Total reclassifications, net of income tax........... $      2  $      19  $      (22)
                                                          ========  =========  ===========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs.

11. Other Expenses

   Information on other expenses was as follows:

                                                                  Years Ended December 31,
                                                             ----------------------------------
                                                                2020        2019        2018
                                                             ----------  ----------  ----------
                                                                        (In millions)
General and administrative expenses (1)..................... $       50  $       56  $       89
Pension, postretirement and postemployment benefit costs....          2           3           2
Premium taxes, other taxes, and licenses & fees.............         25          21          18
Commissions and other variable expenses.....................        111         131         107
Capitalization of DAC.......................................        (41)        (39)        (44)
Amortization of DAC and VOBA................................         78          77          86
Interest expense on debt....................................          9           9           9
                                                             ----------  ----------  ----------
   Total other expenses..................................... $      234  $      258  $      267
                                                             ==========  ==========  ==========
--------
(1)Includes ($25) million, ($20) million and $7 million for the years ended
   December 31, 2020, 2019 and 2018, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

                                    MTL-86

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Other Expenses (continued)

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 9 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

12. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                            --------------------------------
                                               2020       2019        2018
                                            ---------  ----------  ---------
                                                      (In millions)
   Current:
   U.S. federal............................ $      76  $      110  $      29
   Deferred:
   U.S. federal............................       (61)        (81)        (1)
                                            ---------  ----------  ---------
      Provision for income tax expense
        (benefit).......................... $      15  $       29  $      28
                                            =========  ==========  =========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                                 Years Ended December 31,
                                                             -------------------------------
                                                                2020       2019       2018
                                                             ---------  ---------  ---------
                                                                      (In millions)
Tax provision at U.S. statutory rate........................ $      16  $      17  $      30
Tax effect of:
Dividend received deduction.................................        (1)        (1)        (1)
Tax-exempt income...........................................        (5)        (4)         1
Change in valuation allowance...............................        --          1         --
Other, net..................................................         5         16         (2)
                                                             ---------  ---------  ---------
   Provision for income tax expense (benefit)............... $      15  $      29  $      28
                                                             =========  =========  =========

   In December 2017, U.S. Tax Reform was signed into law. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the
U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018.

                                    MTL-87

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                    December 31,
                                                             --------------------------
                                                                 2020          2019
                                                             ------------  ------------
                                                                    (In millions)
Deferred income tax assets:
Policyholder liabilities and receivables.................... $      1,157  $      1,216
Net operating loss carryforwards (1)........................            3             3
Employee benefits...........................................            5             6
Other.......................................................           12            24
                                                             ------------  ------------
   Total gross deferred income tax assets...................        1,177         1,249
Less: Valuation allowance...................................            3             3
                                                             ------------  ------------
   Total net deferred income tax assets.....................        1,174         1,246
                                                             ------------  ------------
Deferred income tax liabilities:
Investments, including derivatives..........................        1,085         1,220
Intangibles.................................................            9             9
DAC.........................................................           14            16
Net unrealized investment gains.............................          340           237
                                                             ------------  ------------
   Total deferred income tax liabilities....................        1,448         1,482
                                                             ------------  ------------
   Net deferred income tax asset (liability)................ $       (274) $       (236)
                                                             ============  ============
--------
(1)The Company has recorded a deferred tax asset of $3 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2020. U.S. state net operating loss carryforwards will expire between 2029 and 2040, whereas others have an unlimited carryforward period.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
MetLife, Inc. included $19 million and $33 million at December 31, 2020 and
2019, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The
Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2010.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the years ended
December 31, 2020, 2019 and 2018.

                                    MTL-88

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

      Various litigation, claims or assessments against the Company may arise in the course of the Company's business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company's financial position.

      On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

  Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10,
  2020)

      In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company's individual life insurance policies in force on or after
   January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Company denies any wrongdoing and intends to vigorously defend this action.

  Insolvency Assessments

      Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

                                    MTL-89

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

      Assets and liabilities held for insolvency assessments were as follows:

                                                             December 31,
                                                         ---------------------
                                                            2020       2019
                                                         ---------- ----------
                                                             (In millions)
 Other Assets:
 Premium tax offset for future discounted and
   undiscounted assessments............................. $        4 $        4
 Premium tax offset currently available for paid
   assessments..........................................          1          1
                                                         ---------- ----------
        Total........................................... $        5 $        5
                                                         ========== ==========
 Other Liabilities:
 Insolvency assessments................................. $        5 $        5
                                                         ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $532 million and $206 million at December 31, 2020 and 2019, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership
  Investments

     The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were
  $1.0 billion and $793 million at December 31, 2020 and 2019, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $1 million, with a cumulative maximum of $2 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

                                    MTL-90

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

   The Company's recorded liabilities were less than $1 million at both
December 31, 2020 and 2019 for indemnities, guarantees and commitments.

14. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$76 million, $79 million and $74 million for the years ended December 31, 2020,
2019 and 2018, respectively. Total revenues received from affiliates, primarily related to a lease agreement, were $4 million, $4 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of $7 million and $5 million at December 31, 2020 and
2019, respectively.

   See Notes 5, 6 and 10 for additional information on related party transactions.

15. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2020, through
April 9, 2021, which is the date these consolidated financial statements were available to be issued.

                                    MTL-91

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